April 30, 2026

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund - Ticker Symbol: QWVPX

Clearwater Select Equity Fund - Ticker Symbol: QWVOX

Clearwater Tax-Exempt Bond Fund - Ticker Symbol: QWVQX

Clearwater International Fund - Ticker Symbol: QCVAX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2026 (the “Prospectus”) of Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Select Equity Fund (“Select Equity Fund”), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund”). A copy of the Prospectus can be obtained free of charge by calling The Northern Trust Company at 1-855-684-9144 or by written request to The Northern Trust Company at P.O. Box 4766, Chicago, IL 60680-4766 (Attention: Clearwater Investment Trust), or by visiting the Funds’ website at https://connect.rightprospectus.com/Clearwater. The Trust’s Form N-CSR for the most recent fiscal year end accompanies this SAI and is incorporated herein.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A

PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION

TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR

ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVES AND POLICIES

General. Core Equity Fund, International Fund, Select Equity Fund and Tax-Exempt Bond Fund (each, a “Fund” and collectively, the “Funds” or the “Clearwater Funds”) are each separate, diversified investment portfolios of Clearwater Investment Trust (the “Trust”), an open-end, management investment company organized as a Massachusetts business trust on January 12, 1987, under the laws of the Commonwealth of Massachusetts. On November 30, 2020, the Select Equity Fund changed its name from Clearwater Small Companies Fund to Clearwater Select Equity Fund. The prospectus of Core Equity Fund, International Fund, Select Equity Fund and Tax-Exempt Bond Fund, dated April 30, 2026, identifies the investment objectives and principal investment policies of the Funds. Each Fund’s investment objective is classified as non-fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval.

Under normal market conditions, Core Equity Fund invests approximately 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Core Equity Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 5% of the Core Equity Fund’s total assets. Under normal market conditions, Select Equity Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Under normal market conditions, Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. Under normal market conditions, International Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The International Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 5% of the International Fund’s total assets.

Other policies of the Funds are set forth below.

EQUITY SECURITIES

Each of Core Equity Fund’s, International Fund’s and Select Equity Fund’s portfolio of equity securities may consist of common and preferred stocks that trade on one of the numerous organized and regulated securities exchanges worldwide and either have the potential for capital appreciation or pay dividends or both, as well as securities convertible into such common or preferred stocks. Tax-Exempt Bond Fund’s investment in equity securities will be limited to other open-end and closed-end tax-exempt investment companies, or equity securities received in the course of a “work-out” situation subsequent to a bankruptcy.

Common Stocks. Each of Core Equity Fund, International Fund and Select Equity Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Securities and Convertible Securities. Each of Core Equity Fund, International Fund and Select Equity Fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s stock by exchange or purchase at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants and Rights. Each of Core Equity Fund, International Fund and Select Equity Fund may invest in warrants and rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Buying a right or warrant does not make the Fund a shareholder of the underlying stock. The right or warrant holder has no voting or dividend rights with respect to the underlying stock. A right or warrant does not carry any right to assets of the issuer, and for this reason such investments may be more speculative than other equity-based investments.

Foreign Securities. The Core Equity Fund may invest up to 20% of its total assets and the Select Equity Fund may invest up to 25% of its total assets in equity securities of foreign issuers from developed and developing countries throughout the world. Under normal market conditions, the International Fund expects to invest at least 80% of its net assets in equity securities of foreign issuers from developed and developing countries. Changes in foreign currency exchange rates will affect the value of foreign securities that are denominated in foreign currencies and investment in such securities may result in higher expenses due to costs associated with converting U.S. dollars to foreign currencies.

FIXED INCOME SECURITIES

Corporate Debt Obligations. Core Equity Fund, Select Equity Fund and International Fund each may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Each of Select Equity Fund and International Fund may invest in long-term fixed income securities (with maturities exceeding ten years) and intermediate-term fixed income securities (with maturities ranging from one to ten years) and all three Funds may invest in short-term fixed income securities (with maturities of less than one year). Core Equity Fund invests in short-term fixed income securities primarily for temporary defensive purposes. Because fixed income securities tend to decrease in value when interest rates rise and increase in value when interest rates fall, each Fund’s performance may be affected by its subadviser’s ability to anticipate and respond to fluctuations in market interest rates.

In order to reduce the risk of nonpayment of principal or interest on fixed income securities, Core Equity Fund and Select Equity Fund will invest in such securities only if they are rated, at the time of investment, BBB or better by S&P Global Ratings or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined to be of equivalent quality by the subadviser (i.e., investment grade). Fixed income securities in the lowest investment grade category (i.e., BBB or Baa) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Such Funds are not required to dispose of securities whose ratings drop below investment grade, but a Fund may do so if considered appropriate by its portfolio subadviser. International Fund may invest in investment grade fixed income securities as well as fixed income securities that are not investment grade (commonly referred to as “junk” bonds). See Appendix A for a description of the corporate bond ratings assigned by Moody’s and S&P Global Ratings.

Exchange-Traded Notes (“ETNs”). Core Equity Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that has characteristics similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds (“ETFs”). Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also incur certain expenses not incurred by their applicable index.

U.S. Government Securities. U.S. Government securities in which each Fund may invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and dates of issuance and include U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations of varying maturities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although the payment when due of interest and principal on U.S. Treasury securities is backed by the full faith and credit of the United States, such guarantee does not extend to the market value of such securities and, accordingly, each Fund’s investments in such securities will cause its net asset value to fluctuate.

Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, events in recent years have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments. Further, the high and rising national debt may adversely impact the U.S. economy and securities in which the Funds may invest. Moreover, the total amount of debt the U.S. Treasury is authorized to incur is subject to a statutory limit. Once the U.S. Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the U.S. Treasury to incur additional debt to pay the obligations of the U.S. government, including principal and interest payments on certain U.S. Government Securities (such as Treasury bills, notes and bonds). Failure to, or potential failure to, increase the statutory debt limit could: increase the risk that the U.S. government defaults on payments on certain U.S. Government Securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt.

MUNICIPAL OBLIGATIONS (Tax-Exempt Bond Fund only)

Tax-Exempt Bond Fund invests primarily in municipal securities. The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

Certain types of municipal bonds known as private activity bonds are issued to obtain funding for privately operated facilities. Under current tax law, the Fund’s distribution (as an exempt-interest dividend) of interest income earned by the Fund from certain private activity bonds is an item of tax preference for a shareholder that is subject to the alternative minimum tax.

Municipal securities in which the Fund invests include securities that are issued by a state or its agencies, instrumentalities, municipalities and political subdivisions, or by territories or possessions of the United States. Tax-exempt municipal securities include municipal bonds, municipal notes, municipal commercial paper and municipal leases.

Municipal Bonds. Municipal bonds generally have maturities at the time of issuance ranging from one to thirty years, or more. Municipal bonds are issued to raise money for various public purposes. The two principal types of municipal bonds are general obligation bonds and revenue bonds. The Fund may invest in both in any proportion. General obligation bonds are secured by the full faith, credit and taxing power of the issuing municipality and not from any particular fund or revenue source. Revenue bonds are not backed by the municipality’s general taxing power but by the revenues derived from a facility or class of facilities or from the proceeds of a special excise or other specific revenue source.

Municipal Notes. Municipal notes generally mature in three months to three years.

Municipal Commercial Paper. Municipal commercial paper generally matures in one year or less.

Municipal Leases. Tax-Exempt Bond Fund may invest up to 25% of its net assets in municipal lease obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract or a conditional sales contract in any of the above. In determining leases in which the Fund will invest, the subadviser will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the subadviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referendum, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “nonappropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

In addition to the “nonappropriation” risk, municipal leases have additional risk aspects because they do not have the depth of marketability associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized “bond counsel,” as is customarily required in larger issues of municipal securities.

Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission (“Commission” or “SEC”). Municipal lease obligations held by the Fund will be treated as illiquid if the Fund reasonably expects they cannot be sold in seven calendar days or less without significantly changing the market value of the investment, based on relevant considerations as set out in the Trust’s liquidity risk management program as required under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Housing Authority Bonds. Tax-Exempt Bond Fund may invest without limitation in obligations of municipal housing authorities, which include both single family and multifamily mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on multifamily housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period of time.

The exclusion from gross income for U.S. federal income tax purposes of the interest on certain housing authority bonds depends on qualification under relevant provisions of the Internal Revenue Code of 1986, as amended (the “Tax Code”) and on other provisions of federal law. These provisions of federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage bonds and the income levels of occupants of the housing units financed with the proceeds of the single and multifamily housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single family mortgages and the owners of the rental projects financed with the multifamily housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage, which might otherwise permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy bonds.

Industrial Development Revenue Bonds. Tax-Exempt Bond Fund may invest in industrial development revenue bonds. Industrial development revenue bonds are backed by the user of the facilities and the specific revenues of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities or the credit standing of a third-party guarantor or other credit enhancement participant, if any.

Zero Coupon Securities. Tax-Exempt Bond Fund may invest in zero coupon securities. Such securities are debt obligations, which do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches and this accretion (adjusted for amortization) is recognized as interest income. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

DERIVATIVES

To the extent the Funds intend to engage in commodity interest trading which includes trading futures, commodity options, options on futures and swaps, the Funds and their operator intend to rely on an exclusion from registration as a “commodity pool operator” pursuant to Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”), which excludes certain otherwise regulated entities that meet the conditions of the exclusion and have made the appropriate notice filing with the National Futures Association from CFTC regulation. Investors should note that the CFTC has adopted certain amendments to Rule 4.5 that make qualification for the exclusion contingent on a Fund only engaging in a de minimis amount of commodity interest trading. There is no certainty that a Fund, its investment manager, and other parties will be able to rely on this exclusion in the future. If commodity pool operator registration is necessary with regard to a Fund, that Fund may incur additional costs.

The SEC and its staff have rescinded and withdrawn previous guidance and relief regarding asset segregation and coverage transactions. A Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is now subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund satisfies a “limited derivatives users” exception. When a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. SEC guidance regarding the use of securities lending collateral may limit securities lending activities. These requirements may limit the ability of a Fund to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Clearwater Management Co., Inc. (“CMC”) cannot predict the effects of these regulations on a Fund. CMC intends to monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective.

Options on Securities and Securities Indices. Core Equity Fund may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The Core Equity Fund’s use of derivatives may be limited as a significant portion of the Fund is managed with a strategy of minimizing tax liability and maintaining a low turnover rate.

Select Equity Fund may write (sell) covered call options in standard contracts traded on national securities exchanges or those which may be traded over-the-counter (“OTC”) and quoted in a NASDAQ market, provided that Select Equity Fund continues to own the securities covering each call until the call has been exercised or has expired, or until Select Equity Fund has purchased a closing call to offset its obligations to deliver securities pursuant to the call it has written.

Core Equity Fund, International Fund and Select Equity Fund may not write covered call options on more than 25% of the market value of any single portfolio security. In addition, none of the Funds has a present intention of writing covered call options on portfolio securities with an aggregate market value exceeding 5% of such Fund’s net assets.

Tax-Exempt Bond Fund may purchase and write (sell) exchange-traded put and call options on debt securities of an amount up to 5% of its net assets for the purpose of hedging. The Tax-Exempt Bond Fund may, from time to time, write exchange-traded covered call options on debt securities, but the Fund will not write put options on debt securities. A put option (sometimes called a standby commitment) gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option (sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

Futures Contracts and Options on Futures Contracts. To hedge against changes in interest rates or securities prices and to gain exposure to the equity market, Core Equity Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. To hedge against changes in interest rates or securities prices, International Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Core Equity Fund and International Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities and securities indices. The International Fund may engage in futures and the Select Equity Fund and International Fund may engage in related options transactions for hedging purposes. The Core Equity Fund may engage in futures and related options transactions for hedging purposes and to gain exposure to the equity market. These transactions involve brokerage costs and require margin deposits.

Tax-Exempt Bond Fund may invest in interest rate futures contracts, interest rate index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates.

An interest rate futures contract is an agreement to purchase or deliver an agreed amount of debt securities in the future for a stated price on a certain date. The Fund may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Tax-Exempt Bond Fund may purchase and sell put and call options and options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities.

A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Fund.

Purchase of Put Options on Futures Contracts. Tax-Exempt Bond Fund may purchase put options on futures contracts if the subadviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the subadviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities, which is a form of hedging.

Purchase of Call Options on Futures Contracts. Tax-Exempt Bond Fund may purchase call options on futures contracts if the subadviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Fund will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund’s cash can be used to buy long-term securities.

Swap Agreements. Each Fund may enter into swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments. Certain swaps are centrally-cleared and will eventually be exchange-traded. Although central clearing is expected to decrease the credit risk involved in bilateral swaps, central clearing would not make the contracts risk-free. Exchange-trading is expected to improve swap liquidity, but there is no guarantee that a Fund could consider exchange-traded swaps to be liquid.

A Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. The Tax-Exempt Bond Fund may invest in swaptions for such purposes, including to manage or adjust the Fund’s duration or exposures. The Core Equity Fund and International Fund may also enter into swap agreements for hedging purposes and to gain exposure to the equity market. Even a small investment in a swap can have a big impact on the Fund’s market exposure. Swaptions are contracts that give a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In a bilateral swap, a Fund bears the risk of default by its swap counterparty. In a centrally-cleared swap, the Fund bears the risk of a default by the central clearing counterparty. In either case, a Fund may not be able to terminate its obligations under the swap agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements limit their use by the Fund as a regulated investment company under the Tax Code.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Eventually, many but not all forward foreign currency exchange contracts will be exchange-traded and centrally-cleared. The International Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. The International Fund generally will not enter into a forward contract with a term longer than one year.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, the International Fund may use foreign currency futures contracts and options on such futures contracts.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the International Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the International Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the International Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the International Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the International Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the International Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

ILLIQUID AND RESTRICTED SECURITIES.

Each Fund may invest up to 15% of its net assets in illiquid securities, defined as securities that it cannot sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity of a particular security will be determined based on relevant factors as set out in the Trust’s liquidity risk management program as required by Rule 22e-4 under the 1940 Act. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted OTC options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The continued viability of a market is dependent upon the willingness of market participants to purchase such securities. Securities that are liquid may become illiquid.

Restricted securities are subject to legal restrictions on resale. The International Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A (“Rule 144A securities”) under the 1933 Act. The practice of investing in Rule 144A Securities could increase the level of the Fund’s illiquidity during any period that qualified buyers become uninterested in purchasing these securities.

Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale.

The SEC defines “liquidity risk” as the risk that a Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which a Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), a Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

OTHER INVESTMENT TECHNIQUES

Repurchase Agreements. In order to earn income for periods as short as overnight, each Fund may enter into repurchase agreements with commercial and investment banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. Under a repurchase agreement, a Fund acquires a money market instrument (generally a U.S. Government security) which is subject to resale by the Fund on a specified date (within one week) at a specified price (which price reflects an agreed-upon interest rate effective for the period of time the Fund holds the investment and is unrelated to the interest rate on the instrument). Repurchase agreements entered into by a Fund will be fully collateralized by obligations with a market value, monitored daily by the portfolio manager, of not less than 100% of the obligation plus accrued interest. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. The staff of the Commission has taken the position that repurchase agreements of more than seven days’ duration are illiquid securities.

Lending of Portfolio Securities. Core Equity Fund, Select Equity Fund and International Fund may earn additional income by lending portfolio securities to broker/dealers that are members of the New York Stock Exchange (the “NYSE”) and other financial institutions under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. However, at no time will the value of securities loaned by any Fund exceed 33 1/3% of the value of such Fund’s total assets. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also will receive compensation based on investment of the collateral. A Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will attempt to call the loan in anticipation of an important vote to be taken among holders of the securities or of an opportunity to give or withhold consent on a material matter affecting the investment.

Foreign Currency Transactions. International Fund may invest in securities which are purchased and sold in foreign currencies as a principal investment strategy. The value of the International Fund’s assets as measured in U.S. dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa.

The International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Eventually, many but not all forward foreign currency exchange contracts will be exchange-traded and centrally-cleared.

The International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The International Fund may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date the International Fund contracts to purchase or sell a security and the settlement date, or to “lock in” the U.S. dollar equivalent of a dividend or interest payment made in a foreign currency. The International Fund also may engage in “portfolio hedging” to protect against a decline in the value of its portfolio securities as measured in U.S. dollars which could result from changes in exchange rates between the U.S. dollar and the foreign currencies in which the portfolio securities are purchased and sold. The International Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

Although a foreign currency hedge may be effective in protecting the International Fund from losses resulting from unfavorable changes in exchanges rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the International Fund from favorable changes in exchange rates. The subadviser’s decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the subadviser’s view regarding future exchange rates proves to have been incorrect, the International Fund may realize losses on its foreign currency transactions.

Depositary Receipts. Each of Core Equity Fund’s, Select Equity Fund’s and International Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Core Equity Fund, Select Equity Fund and International Fund also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted. In addition, the issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund and may negatively impact a Fund’s performance. However, by investing in depositary receipts, such as ADRs, which are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

Temporary Defensive Investments. When in the judgment of its subadviser adverse market conditions warrant, each Fund may adopt a temporary defensive position by investing up to 100% of its assets in cash, repurchase agreements and money market instruments, including short-term U.S. Government securities, bankers’ acceptances, commercial paper rated at least A3 by S&P Global Ratings, Prime by Moody’s or, if not rated, determined to be of equivalent quality by the Fund’s subadviser.

When-Issued Securities. Each Fund may purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery.

Real Estate Investment Trusts. Core Equity Fund and Select Equity Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Tax Code. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

RISK FACTORS

The investment risks specific to each Fund are as follows:

	Core Equity Fund	Select Equity Fund	International Fund	Tax-Exempt Bond Fund
Market Risk	X	X	X	X
Active Management Risk	X	X	X	X
Multi-Manager Risk	X	X	X	X
Micro-Sized Company Risk		X	X
Small Company Risk	X	X	X
Medium-Sized Company Risk	X	X	X
International Investing Risk	X	X	X
Emerging Markets Risk	X		X
Foreign Securities Market Risk	X	X	X
Investment Restriction Risk			X
Model and Data Risk	X		X
Tax-Managed Investment Risk	X	X	X
Investment Style Risks:
Growth Investing Risk	X	X	X
Value Investing Risk	X	X	X
Momentum Investing Risk	X
Passive Investing Risk	X	X	X
Issuer Risk	X	X	X	X
When-Issued Securities Risk	X	X	X	X
Credit Risk				X
Interest Rate Risk				X
Call Risk				X
Lending of Portfolio Securities Risk	X	X	X
Equity Securities Risk	X	X	X
Fixed Income Securities Risk	X	X	X	X
Below Investment Grade Securities Risk			X	X
Repurchase Agreements Risk	X	X	X	X
Derivative Instruments Risk	X	X	X	X
Option on Securities and Securities Indices Risk	X	X	X	X
Futures Contracts and Options on Futures Contracts Risk	X	X	X	X
Investing in Investment Companies and Other Pooled Investment Vehicles Risk	X	X	X	X
Preferred Securities Risk	X	X	X
Convertible Securities Risk	X	X	X
Valuation Risk	X	X	X	X
Tax Risk				X
Cybersecurity Risk	X	X	X	X
Initial Public Offering Risk		X

Market Risk. The price of equity and fixed income securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Additionally, events such as war, military conflicts, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also have a significant impact. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and are also generally more volatile than fixed income markets.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed income markets, and an unusually high degree of volatility, both domestically and internationally. While entire markets were impacted, issuers that had exposure to the real estate, mortgage and credit markets were particularly affected. The instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. For example, the Dodd-Frank Act, which was enacted in 2010, provides for broad regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending.

In March 2023, several financial institutions experienced a larger-than-expected decline in deposits and two banks, Silicon Valley Bank (“SVB”) and Signature Bank, were placed into receivership. Given the interconnectedness of the banking system, the Federal Reserve invoked the systemic risk exception, temporarily transferred all deposits—both insured and uninsured—and substantially all the assets of the two banks into respective bridge banks and guaranteed depositors’ full access to their funds. This type of systemic risk event and/or resulting government actions can negatively impact the Fund, for example, through less credit being available to issuers or uncertainty regarding safety of deposits at other institutions. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. The occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Funds and disrupt the processes necessary for a Fund’s operations. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ investment adviser, subadvisers, and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance.

Active Management Risk. For the portions of the Funds’ portfolios that are actively managed, performance will reflect in part the ability of a subadviser to select securities and to make investment decisions that help to meet the Fund’s investment objective. A Fund could, therefore, underperform relevant benchmarks or other mutual funds with similar investment objectives.

Multi-Manager Risk. Because each subadviser makes investment decisions independently, using different styles, a Fund could experience overlapping security selections that may not be complementary. Certain advisers may be purchasing securities at the same time other advisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Micro-Sized Company Risk. Micro-sized company stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Small Company Risk. Stocks of smaller companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations and creating difficulties in selling the stocks at the desired time and price.

Medium-Sized Company Risk. Medium-sized companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general.

International Investing Risks. International equities may underperform and may be more volatile than investments in U.S. equities. Investing in international equity securities involves additional risks, including but not limited to the following:

•	Country Risks—Including less liquidity, potentially high inflation rates and unfavorable economic practices.

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Currency Risk—Because the foreign securities in which a portion of a Fund’s assets may be invested, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates may affect a Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

•	Information Risk—Differences in financial reporting standards and less stringent regulation of existing standards which leads to a lack of uniformity.

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Foreign Currency Hedging Transaction Risk—In order to hedge against adverse movements in currency exchange rates, a Fund may enter into forward foreign currency exchange contracts. If the adviser’s or subadviser’s forecast of exchange rate movements is incorrect, a Fund may realize losses on its foreign currency transactions. Additionally, a Fund’s hedging transactions may prevent a Fund from realizing the benefits of a favorable change in the value of foreign currencies.

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Less Available Public Information about the Issuers of Securities—Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies. As a result, less information may be available to investors concerning non-U.S. investors.

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Less Strict Regulation of Security Markets—Foreign countries generally have less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and, therefore, not all material information regarding these foreign issuers will be available.

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Political and Economic Instability—International investing subjects investors to the risk of political, social, or economic instability in the country or region of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls and sanctions, limits on removal of currency or other assets, and nationalization of assets.

Emerging Markets Risk. The risks of international investing (see above) are particularly significant in emerging markets and less developed markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets. In addition, many emerging markets governments participate to a significant degree in their economies and securities markets, which may negatively impact companies in those markets. Risk of loss may also be greater due to more or less foreign government financial regulation, less public information, and less stringent investor protections and disclosure standards. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to International Fund shareholders.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Certain of the companies may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, economic sanctions may be imposed against companies in various sectors of the Russian economy, including the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such sanctions, if imposed, could impair a Fund’s ability to meet its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting a Fund from selling or otherwise transacting in these investments. This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions. A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

Foreign Securities Market Risk. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested. In addition, settlement problems could cause a Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

Investment Restriction Risk. Some countries restrict foreign investments in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Model and Data Risk. One or more of the Fund’s subadvisers may rely heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.

Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. A subadviser may also use machine learning, which typically has less out-of-sample evidence and is less transparent or interpretable, which could result in errors or omissions. The Fund bears the risk that the quantitative models will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Tax-Managed Investment Risk. Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. Use of a tax-managed strategy for a portion of the Fund’s assets may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although a smaller portion of the Fund’s total return may consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of U.S. federal income tax consequences as non-tax managed funds. Although a tax-managed strategy is used with respect to a portion of the Fund’s assets, the Fund can realize capital gains.

Investment Style Risks. A Fund is subject to investment style risk, which is the chance that returns differ from funds employing a similar style. Styles can be characterized with labels including growth or value, active or passive, tax sensitivity and/or quantitative techniques:

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Growth Investing Risk—Growth stocks include companies that are believed to have above-average potential for growth in revenue, earnings, cash flow or other similar criteria. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

•

Value Investing Risk—Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

•

Momentum Investing Risk—Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Passive Investing Risk. Because a portion of a Fund is managed so that its holdings match those of a certain market index, a Fund faces a risk of poor performance if the target index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks. Even though a Fund invests a portion of its assets in the common stocks of companies represented in the target index, a Fund cannot guarantee the performance of that portion of a Fund will match the target index due to the need to maintain cash or other liquid securities available to meet redemption requests.

Issuer Risk. The value of an individual security may decline for any number of reasons related to the specific issuer, such as financial strength, consumer demand and company performance.

When-Issued Securities Risk. There may be a risk of loss to a Fund that engages in these transactions if the value of the security declines prior to the settlement date.

Credit Risk. The Fund could lose money if the issuers or guarantors of securities owned by the Fund default on the payment of principal or interest, or on other obligations to the Fund. The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

Municipal bonds are subject to the risk that political events, local business or economic conditions could have a significant effect on an issuer’s ability to make payments of principal and/or interest. On July 18, 2013, the City of Detroit filed for federal bankruptcy protection. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city’s outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. More recently, Puerto Rico defaulted on certain of its debt obligations. If the Fund were to hold securities that are affected by a bankruptcy filing or a default, the Fund’s investments in those securities may lose value, which could cause the Fund’s performance to decline. A security’s credit rating may reflect its degree of inherent credit risk.

Interest Rate Risk. Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates. An increase in interest rates likely will lower the Fund’s value and the overall return on your investment. The Fund is also subject to call or prepayment risk when, generally as a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Conversely, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell some or all of its bond holdings at any given time. It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on the markets in which the Fund invests.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as Euro Interbank Offered Rate, Secured Overnight Financing Rate (“SOFR”), a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”), and other similar types of reference rates (each, a “Reference Rate”). The termination of Reference Rates presents risks to the Fund. It is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom, the United States or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on the Fund’s investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations. The impact of any successor or substitute Reference Rate, if any, will vary on an investment-by-investment basis, and any differences may be material and/or create material economic mismatches, especially if investments are used for hedging or similar purposes. In addition, although the Fund’s investments may provide for a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate) if the Reference Rate becomes unavailable, certain Fund investments may not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). Accordingly, there may be disputes as to: (i) any successor or substitute Reference Rate; or (ii) the enforceability of the Fund’s investment that does not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). The Fund may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact the Fund’s investments, performance or financial condition, including in ways unforeseen by the Fund. In addition, any successor or substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV, and may expose the Fund to additional tax, accounting and regulatory risks.

Call Risk. Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Lending of Portfolio Securities Risk. Lending portfolio securities involves risk of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower fail financially. Loans of portfolio securities will be made only to borrowers that have been approved in advance by the Trust’s Board of Trustees. The Board of Trustees will monitor the creditworthiness of such firms on a continuing basis. At no time will the value of securities loaned by any Fund exceed 33 1/3% of the value of such Fund’s total assets.

Equity Securities Risk. Equity securities are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Fixed Income Securities Risk. Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Each Fund’s investments in zero coupon, stripped or certain other fixed income securities with original issue discount (or market discount if an election is made to take market discount into account annually) could require the Fund to sell certain of its portfolio securities in order to generate sufficient cash to satisfy certain income distribution requirements.

Below Investment Grade Securities Risk. Investments in high-yield debt securities (commonly referred to as “junk” bonds) are sometimes considered speculative as they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances, be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Repurchase Agreements Risk. If the other party or “seller” defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in such event, a Fund could suffer a loss of interest on or principal of the security and could incur costs associated with delay and enforcement of the repurchase agreement.

Derivative Instruments Risk. In accordance with its investment policies, each Fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. The risk of unlimited losses is possible for a Fund with regard to some derivatives investing.

Derivative contracts include options, futures contracts, forward contracts, forward commitments and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage, equity, equity index and currency swaps. The following are the principal risks associated with derivative instruments.

•	Market Risk—Market risk is the risk that the instrument will decline in value or that an alternative investment would have appreciated more.

•	Leverage and Associated Price Volatility—Leverage causes increased volatility in the price and magnifies the impact of adverse market changes.

•	Credit Risk—The issuer of the instrument may default on its obligations under the contract.

•

Liquidity and Valuation Risk—Many derivative instruments are traded in institutional markets rather than on an exchange. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund’s restrictions on illiquid investments.

•

Correlation Risk—There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Options on Securities and Securities Indices Risk. The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the subadviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the subadviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the subadviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions.

As the writer of a call option, a Fund receives a premium less commission and, in exchange, forgoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the ability to purchase the security from the Fund’s portfolio at the option price at any time during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives.

Futures Contracts and Options on Futures Contracts Risk. While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and the portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. The profitability of a Fund’s trading in futures to seek to increase total return depends upon the ability of the subadviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Investing in Investment Companies and Other Pooled Investment Vehicles Risk. The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in its value being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund’s investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly. Investments in real estate investment trusts or securities with similar characteristics that pool investor’s capital to purchase or finance real estate investments involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase). Closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time, after which the shares typically trade on a secondary market, such as the New York Stock Exchange. The price of closed-end fund shares that trade on a secondary market is determined by the market and may be greater or less than the shares’ net asset value. Closed-end fund shares generally are not redeemable. The investment portfolios of closed-end funds generally are managed by investment advisers.

Preferred Stock Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.

Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Valuation Risk. A Fund may hold securities for which prices from pricing vendors may be unavailable or are deemed unreliable. With respect to a Fund’s investments that do not have readily available market prices or quotations, the Board of Trustees has designated CMC as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. There is a risk that the fair value determined by the valuation designee may be different than the actual sale prices of such securities.

Tax Risk. Tax-Exempt Bond Fund could generate some taxable income and may realize taxable gains on the sale of its securities or other transactions. Generally, distributions of interest income from the Fund’s tax-exempt securities are exempt from U.S. federal income tax, and distributions from other sources, including capital gain distributions, are not. However, there is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

You should consult a tax adviser about any taxes, including state and local taxes, on your Fund distribution.

Cybersecurity Risk. As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cybersecurity breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cybersecurity breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cybersecurity breaches. Moreover, cybersecurity breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

The Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cybersecurity systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

Initial Public Offering Risk. The market value of shares issued in an initial public offering (“IPO”) may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of that Fund’s outstanding voting securities which, as used in the Prospectus and the SAI, means approval of the lesser of (1) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares.

A Fund may not:

(1)

Invest more than 5% of its assets in commodities or commodity contracts, except that each Fund may invest without regard to the 5% limitation in interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, securities index put and call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies;

(2)	Underwrite any issue of securities;

(3)	Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, or (c) lending portfolio securities;

(4)	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

(5)

Borrow money, except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Fund also may not issue senior securities, within the meaning of the 1940 Act;

(6)

Invest more than 25% of its net assets in securities of issuers in a particular industry or group of industries except that this limitation does not apply to (i) obligations of the U.S. Government or any of its agencies or instrumentalities (i.e., U.S. Government securities), or (ii) Clearwater Core Equity Fund to the extent that the investment manager or subadviser determines that investment without regard to the stated limits is necessary in order for the applicable portion of the Fund to pursue its policy of tracking the Russell 1000® Index or any substitute index;

(7)

With respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, immediately after and as a result of such purchase, (a) more than 5% of the value of the Fund’s total assets would be invested in securities of the issuer or (b) the Fund would hold more than 10% of the voting securities of the issuer;

(8)

Buy or sell real estate in the ordinary course of its business; provided, however, that the Fund may (i) invest in readily marketable debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and (ii) hold and sell real estate acquired as the result of its ownership of securities.

For purposes of fundamental investment policy 5 above, the entering into of options, short sales, futures, forwards and other investment techniques or derivatives contracts, and collateral and margin arrangements with respect to such transactions, are not deemed to include the issuance of senior securities provided such transactions are “covered” in accordance with procedures established by the Board of Trustees and applicable regulatory guidance.

In addition, with regard to the Tax-Exempt Bond Fund, the Trust has adopted a fundamental policy to invest at least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, in the particular type of investments suggested by its name. Specifically, as a fundamental policy, under normal market conditions, Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia.

Nonfundamental Investment Restrictions. The following investment restrictions are designated as nonfundamental and may be changed by the Trust’s Board of Trustees without the approval of the shareholders.

A Fund may not:

(1)	Invest in companies for the purpose of exercising control or management;

(2)

Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment; or

(3)	Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

The Tax-Exempt Bond Fund will not invest more than 25% of its assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry; however, because other appropriate available investments may be in limited supply, the industry limitation does not apply to housing authority obligations or securities issued by governments or political subdivisions of governments. Appropriate available investments may be in limited supply from time to time in the opinion of the subadviser due to the Fund’s investment policy of investing primarily in “investment grade” securities.

Nonfundamental Investment Policies Related to Fund Names. With regard to the Core Equity Fund, Select Equity Fund and International Fund, the Trust has adopted a non-fundamental policy to invest at least 80% of the value of each respective Fund’s net assets, plus the amount of any borrowings for investment purposes, in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Trust has adopted a policy to provide a Fund’s shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below.

As a non-fundamental policy, under normal market conditions, Core Equity Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies.

As a non-fundamental policy, under normal market conditions, Select Equity Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

As a non-fundamental policy, under normal market conditions, International Fund will not invest less than 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States.

Except with respect to borrowing, all of the percentage limitations and investment restrictions recited in the Funds’ Prospectus and SAI apply only at the time a transaction is entered into. From time to time, a Fund may acquire additional security types not referenced in the Prospectus or SAI as a result of corporate actions, reorganizations or other similar events.

PORTFOLIO TURNOVER

Although none of the Funds purchase and sell securities for short-term profits, each Fund will sell portfolio securities without regard to the time they have been held whenever such action seems advisable. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by a Fund and its shareholders. Select Equity Fund pursues the policy of selling that security in its portfolio which seems the least attractive security owned, whenever it is desired to obtain funds not otherwise available for the purchase of a security that is considered more attractive. The resulting rate of portfolio turnover is not a consideration. The Core Equity Fund and Tax-Exempt Bond Fund did not experience significant variations in their respective portfolio turnover rates over the prior fiscal year. The Select Equity Fund and International Fund each experienced a higher turnover rate during the fiscal year ended December 31, 2025, as compared to the previous fiscal year due to the transition of subadvisers within each Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete schedule of each Fund’s portfolio holdings is available after the Trust’s semi-annual and annual periods in Form N-CSR, and after the Trust’s first and third fiscal quarters in Form N-PORT. Form N-CSR and Form N-PORT are filed with the SEC and are generally available free of charge on the SEC’s website at sec.gov. The N-PORT is filed within sixty (60) days after the end of the Funds’ first and third fiscal quarters. Form N-CSR is filed within ten (10) days after the transmission of the applicable semi-annual or annual shareholder report, which transmission is required to occur within sixty (60) days after the end of the relevant semi-annual or annual period.

The Trust believes that the selective disclosure of the Funds’ portfolio holdings generally is not in the best interests of long-term shareholders and could encourage short term trading strategies that can hurt serious investors. Accordingly, it is the policy of the Trust not to selectively disclose portfolio holdings before they are made available to the general public, except for a legitimate business purpose which does not conflict with the interests of a Fund’s shareholders, and pursuant to a confidentiality agreement or fiduciary relationship. The portfolio holdings of each Fund are known on a daily basis to each Fund’s subadviser, custodian and securities lending agent. In addition, selected individuals with the Trust’s transfer agent have daily access to the Funds’ portfolios as a part of performing their duties for the Trust. The subadvisers provide monthly or quarterly portfolio reviews that include portfolio holdings. The Trust or its service providers may also disclose portfolio holdings to the auditors, accountants, liquidity classification provider or other fiduciaries of the Trust, the investment manager or the subadviser as part of the performance of the duties of the personnel of the Trust or such service providers. Nevertheless, such disclosures are made pursuant to contractual arrangements or fiduciary relationships that prohibit such service providers and their personnel from disclosing the Funds’ holdings to anyone who does not have a legitimate Trust business need to know. Moreover, the personnel of the custodian, subadvisers and other service providers are not permitted to purchase shares of the Funds.

A subadviser may disclose holdings information to third party administrators or other service providers it uses, such as proxy voting service providers. Such third parties include, as of the date of this SAI, Abel Noser LLC, ACA Compliance Group, ACA Performance Services, LLC, Bloomberg L.P., Broadridge Investor Communications Solutions, Inc., Brown Smith Wallace LLC, Compliance Solutions Strategies, DTCC Omgeo OASYS, DTCC Omgeo TradeSuite, DTCC Solutions, LLC, Egan Jones Proxy Services, Electra Information Systems, Factset Research Systems Inc., FundApps Limited, Glass, Lewis & Co., LLC, INDATA Corporation, Global Relay Communications Inc., ICE Data Services, Infit Outsourcing, Inc., Institutional Shareholder Services Inc., MD Solutions, Inc., The Bank of New York Mellon, The Northern Trust Company, SWIFT, and ZD Proxy Shareholder Services Ltd.

Any requests to disclose non-public portfolio holdings information to a third party other than as set forth above must be directed to the Funds’ chief compliance officer, who will evaluate whether the disclosure would conflict with the interests of a Fund’s shareholders based on the particular facts and circumstances.

Compliance with the Trust’s portfolio holdings disclosure policy is subject to oversight and monitoring by the investment manager and the Funds’ chief compliance officer, as well as periodic review by the Board of Trustees. Neither the investment manager nor any Fund receives any compensation or other consideration for the release of the Funds’ portfolio holdings information. Other than as described above, the Trust has no ongoing arrangements to make portfolio holding information available to any person.

BROKERAGE

Decisions relating to the purchase and sale of portfolio securities for each Fund, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates or transaction costs are made by the respective portfolio subadvisers. It is the primary consideration in all portfolio transactions to seek the most favorable price and execution and to deal directly with principal market makers in over-the-counter transactions except when, in the opinion of such subadviser, an equal or better market exists elsewhere.

The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations (some of which are subjective), including, without limitation, the overall net economic result to the portfolio (involving price paid or received, any commissions and other costs paid) and the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and subject to such policies as the Trustees may adopt, each Fund may pay an unaffiliated broker or dealer that provides “brokerage and research services” (as defined in the 1934 Act) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the applicable portfolio subadviser determines in good faith that the amount of commissions charged by the broker is reasonable in relation to the value of the brokerage and research services provided by such broker. The subadvisers have received brokerage and research services consisting of written research reports, access to investment analysis and information services and related electronic components, all of which may be used for any of their respective clients. Except for the following exceptions, the subadvisers of Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund and International Fund have advised the investment manager that none of them has paid any such excess in connection with brokerage transactions for the Funds. Each of AQR Capital Management, LLC (Core Equity Fund), Cooke & Bieler, L.P. (Select Equity Fund), Rice Hall James & Associates, LLC (Select Equity Fund) and WCM Investment Management, LLC (International Fund) have advised the investment manager that their respective policies are to engage in only soft commission arrangements that are within the “safe harbor” provision of Section 28(e) of the 1934 Act and are consistent with applicable regulatory guidance.

During the most recent three fiscal years ended December 31, the Funds paid brokerage commissions as follows:

	2023	2024	2025
Core Equity Fund	$40,989	$13,349	$26,320
Select Equity Fund	$284,979	$136,409	$424,357	*
Tax-Exempt Bond Fund	$171,738	$14,031	$13,002
International Fund	$376,022	$216,956	$678,359	*

*

The Select Equity Fund and International Fund each paid higher brokerage commissions during the fiscal year ended December 31, 2025, as compared to the two previous fiscal years due to the transition of subadvisers within each Fund.

As of the fiscal year ended December 31, 2025, each of the following Funds held securities of its regular broker/dealers, as that term is defined in Rule 10b-1 of the 1940 Act, or such broker/dealers’ parents in the approximate amounts set forth below:

Fund	Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities
Clearwater International Fund	UBS Securities LLC	$20,796,539
Clearwater International Fund	Daiwa Capital Markets America Inc.	$199,258
Clearwater International Fund	Deutsche Bank Securities Inc.	$7,142,373
Clearwater Core Equity Fund	Goldman Sachs & Co. LLC	$6,661,941
Clearwater Core Equity Fund	JP Morgan Chase & Co.	$18,073,964
Clearwater Core Equity Fund	The Northern Trust Company	$273,180

MANAGEMENT, ADVISORY AND OTHER SERVICES

Trustees and Officers

The Board of Trustees has overall responsibility for management and supervision of the Funds. The Trust also has several officers who provide executive services to the Trust. More information concerning the Trustees and the officers is set forth below in the section “Executive Officers and Trustees”.

Investment Manager

Clearwater Management Co., Inc. The Trust has contracted with Clearwater Management Co., Inc. (“CMC”), 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota (the “investment manager”), to act as investment manager of the Trust. The investment manager is equally owned by the ten members of its board of directors. The initial term of the management contract between the Trust and the investment manager is two years and is renewable annually for successive one-year terms. The initial term of the contract for the management of the Core Equity Fund and Select Equity Fund commenced on March 1, 1998. The initial term of the contract for the management of the Tax-Exempt Bond Fund commenced on December 3, 1999. The initial term of the contract for the management of the International Fund commenced on January 24, 2009. Under the terms of the management contract, the investment manager supervises all of the Trust’s business operations and is responsible for formulating and implementing investment strategies for the Funds. The investment manager performs all administrative and other management functions necessary to the supervision and conduct of the affairs of the Funds.

Pursuant to the management contract, the investment manager pays for office space and equipment, clerical, secretarial and administrative services and executive and other personnel as are necessary to fulfill its responsibilities and all other ordinary operating expenses related to its services for the Trust, including executive salaries of the Trust. Pursuant to the management contract, the investment manager also pays all of the Funds’ other expenses, except brokerage, taxes, interest and extraordinary expenses.

As compensation for its management services and expenses assumed, the investment manager is contractually entitled to receive a management fee at the annual rate of 0.90%, 1.35%, 0.60% and 1.00% of the net assets of Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund and International Fund, respectively. Effective July 1, 2025, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund and Tax-Exempt Bond Fund to achieve an effective management fee rate equal to 0.21% and 0.28%, respectively, of each Fund’s average daily net assets. Effective April 1, 2026, CMC has voluntarily agreed to waive a portion of the management fee for the Select Equity Fund and International Fund to achieve an effective management fee rate equal to 0.79% and 0.75%, respectively, of each Fund’s average daily net assets.

It is the investment manager’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time. The investment manager’s fees are calculated and accrued daily as a percentage of each Fund’s daily net assets, and are paid quarterly.

During the three years ended December 31, 2025, CMC voluntarily waived the management fee for each of the Funds as follows:

•

For Core Equity Fund, between January 1, 2023 and March 31, 2023, to 0.28%; between April 1, 2023 and December 31, 2023, to 0.25%; between January 1, 2024 and March 31, 2024, to 0.2575%; between April 1, 2024 and September 30, 2024, to 0.24%; and between October 1, 2024 and December 31, 2024, to 0.23%; between January 1, 2025 and March 31, 2025, to 0.23%; between April 1, 2025 and June 30, 2025, to 0.22%; and between July 1, 2025 and December 31, 2025, to 0.21%.

•	For the Select Equity Fund, between January 1, 2023 and September 30, 2023, to 0.97%; between October 1, 2023 and December 31, 2023, to 0.94%; between January 1, 2024 and March 31, 2024, to

0.9550%; between April 1, 2024 and September 30, 2024, to 0.82%; and between October 1, 2024 and December 31, 2024, to 0.94%; between January 1, 2025 and March 31, 2025, to 0.92%; between April 1, 2025 and June 30, 2025, to 0.94%; and between July 1, 2025 and December 31, 2025, to 0.93%.

•

For the Tax-Exempt Bond Fund, between January 1, 2023 and September 30, 2023, to 0.29%; between October 1, 2023 and December 31, 2023, to 0.31%; between January 1, 2024 and March 31, 2024, to 0.3175%; between April 1, 2024 and September 30, 2024, to 0.31%; and between October 1, 2024 and December 31, 2024, to 0.29%; between January 1, 2025 and June 30, 2025, to 0.29%; and between July 1, 2025 and December 31, 2025, to 0.28%.

•

For the International Fund, between January 1, 2023 and March 31, 2023, to 0.71%; between April 1, 2023 and September 30, 2023, to 0.70%, between October 1, 2023 and December 31, 2023, to 0.72%; between January 1, 2024 and March 31, 2024, to 0.7275%; and between April 1, 2024 and December 31, 2024, to 0.73%; between January 1, 2025 and March 31, 2025, to 0.75%; between April 1, 2025 and June 30, 2025, to 0.76%; and between July 1, 2025 and December 31, 2025, to 0.75%.

During the three years ended December 31, 2025, the total management fees incurred by the Funds were as follows:

	2023	2024	2025
Core Equity Fund	$2,013,977	$2,434,596	$2,743,237
Select Equity Fund	$3,681,645	$3,868,616	$4,055,165
Tax-Exempt Bond Fund	$1,905,179	$2,260,336	$2,254,429
International Fund	$6,696,661	$7,652,368	$8,569,087

Portfolio Subadvisers

General. Under the terms of the management contract, the investment manager is authorized to enter into subadvisory contracts with one or more investment advisers, which will have responsibility for rendering investment advice to all or a portion of the Funds’ portfolios.

Parametric Portfolio Associates® LLC. Parametric Portfolio Associates® LLC (“Parametric”) has managed the Core Equity Fund’s portfolio since November 1, 1997. Parametric is a registered investment adviser offering a variety of structured portfolio solutions. As of December 31, 2025, Parametric’s assets under management totaled approximately $684 billion. Parametric is a wholly-owned indirect subsidiary of Morgan Stanley (“MS”), a publicly held company that is traded on the New York Stock Exchange under the ticker symbol MS. Parametric is a part of Morgan Stanley Investment Management, the asset management division of MS. Parametric is owned directly by Eaton Vance Acquisitions LLC, a privately held subsidiary of MS. Parametric is located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104.

Under the Core Equity Fund subadvisory contract, Parametric develops, recommends and implements an investment program and strategy for a portion of the Core Equity Fund, which is consistent with the Fund’s investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions for its allocation of the Fund’s assets.

Fees payable to Parametric under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The Core Equity Fund is not responsible for payment of the subadvisory fees to Parametric. During the years ended December 31, 2023, 2024, and 2025, the investment manager paid subadvisory fees of $462,902, $568,735 and $740,168, respectively, to Parametric related to the Core Equity Fund.

Under the Select Equity Fund subadvisory contract, Parametric develops, recommends and implements an investment program and strategy for a portion of the Select Equity Fund, which is consistent with the Fund’s investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions for its allocation of the Fund’s assets.

Fees payable to Parametric under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The Select Equity Fund is not responsible for payment of the subadvisory fees to Parametric. During the fiscal years ended December 31, 2023, 2024, and 2025, the investment manager paid subadvisory fees of $37,691, $99,069 and $56,288, respectively, to Parametric.

Under the International Fund subadvisory contract dated January 5, 2009, Parametric develops, recommends and implements an investment program and strategy for a portion of the International Fund, which is consistent with the Fund’s investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions with respect to its portion of the International Fund.

Fees payable to Parametric under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The International Fund is not responsible for payment of the subadvisory fees to Parametric. During the years ended December 31, 2023, 2024, and 2025, the investment manager paid subadvisory fees of $223,538, $203,344 and $170,233, respectively, to Parametric.

Cooke & Bieler, L.P. Cooke & Bieler, L.P. (“Cooke & Bieler”) is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Cooke & Bieler was organized in 2001 as a limited partnership under the laws of the Commonwealth of Pennsylvania. Cooke & Bieler’s address is Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103. Cooke & Bieler is an independent firm owned by its partners, one of whom is a passive external minority partner who owns approximately 20%. Cooke & Bieler entered into a subadvisory contract dated September 11, 2017 to manage a portion of the Select Equity Fund’s portfolio. Cooke & Bieler is not affiliated with CMC or the Trust. Cooke & Bieler performs its duties and provides services subject to the oversight and supervision of CMC. As of December 31, 2025, Cooke & Bieler had approximately $10.6 billion in assets under management.

Under the terms of the Select Equity Fund subadvisory contract, Cooke & Bieler develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. Cooke & Bieler is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it.

Fees payable to Cooke & Bieler under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The Select Equity Fund is not responsible for payment of the subadvisory fees to Cooke & Bieler. For the years ended December 31, 2023, 2024, and 2025, the investment manager paid subadvisory fees of $617,859, $669,099 and $683,149, respectively, to Cooke & Bieler.

Rice Hall James & Associates, LLC. Rice Hall James & Associates, LLC (“RHJ”) is a privately owned Delaware limited liability company and is a registered investment adviser under the Advisers Act. RHJ’s address is 600 West Broadway, Suite 1000, San Diego, California 92101. RHJ entered into a subadvisory contract dated November 5, 2021 to manage a portion of the Select Equity Fund’s portfolio. RHJ is not affiliated with CMC or the Trust. RHJ performs its duties and provides services subject to the oversight and supervision of CMC. As of December 31, 2025, RHJ had approximately $1.7 billion in assets under management.

Under the terms of the Select Equity Fund subadvisory contract, RHJ will provide a continuous investment program for the portion of Fund assets allocated to it, consistent with the Fund’s investment objectives and applicable policies. RHJ is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it.

Fees payable to RHJ under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. During the years ended December 31, 2023, 2024, and 2025, the investment manager paid subadvisory fees of $480,282, $451,855 and $484,031, respectively, to RHJ.

Sit Fixed Income Advisors II, L.L.C. In connection with the management of Tax-Exempt Bond Fund, the Trust, the investment manager and Sit Fixed Income Advisors II L.L.C. (“Sit”), a subsidiary of Sit Investment Associates, Inc., entered into a subadvisory contract dated December 15, 1999 (“Tax-Exempt Bond Fund subadvisory contract”). Sit Investment Associates, Inc., which is organized under the laws of the State of Minnesota and is registered under the Advisers Act, devotes its time to investment counseling and provides advice, management and other services to investors and accounts, including other mutual funds. Sit Investment Associates, Inc. is 100% privately held by members of the Sit family, employees, directors and initial private investors. Sit’s address is 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402-4130. As of December 31, 2025, Sit had approximately $18.5 billion in assets under management.

Under the Tax-Exempt Bond Fund subadvisory contract, Sit develops, recommends and implements an investment program and strategy for Tax-Exempt Bond Fund which is consistent with the Fund’s investment objectives and policies. Sit is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it. Fees payable to Sit under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The Tax-Exempt Bond Fund is not responsible for payment of the subadvisory fees to Sit. During the years ended December 31, 2023, 2024, and 2025, the investment manager paid subadvisory fees of $1,048,132, $987,984 and $1,011,841, respectively, to Sit.

Artisan Partners Limited Partnership. Artisan Partners Limited Partnership (“Artisan Partners”) is a registered investment adviser under the Advisers Act. Artisan Partners is managed by its general partner Artisan Investments GP LLC, which is wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP’s sole general partner is Artisan Partners Asset Management Inc., a publicly traded company. Artisan Partners entered into a subadvisory contract dated March 12, 2014 to manage a portion of the International Fund’s portfolio. The contract was amended on December 19, 2024 to reflect an additional strategy to be used by Artisan Partners in managing a portion of the Fund’s assets. Artisan Partners’ address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. As of December 31, 2025, Artisan Partners had approximately $180 billion in assets under management.

Under the International Fund subadvisory contract, Artisan Partners develops, recommends and implements an investment program and strategy for each of its portions of the International Fund, which is consistent with the International Fund’s investment objectives and policies. Artisan Partners is also responsible for making all portfolio and brokerage decisions with respect to the portion of the International Fund’s assets it manages.

Fees payable to Artisan Partners under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The International Fund is not responsible for payment of the subadvisory fees to Artisan Partners. During the years ended December 31, 2023, 2024, and 2025, the investment manager paid subadvisory fees of $1,291,033, $1,498,159 and $2,714,546, respectively, to Artisan Partners.

WCM Investment Management. WCM Investment Management, LLC (“WCM”) has been a registered investment adviser under the Advisers Act since 1976. WCM is a Delaware limited liability company founded in 1976. Kurt Winrich, Chairman, and Paul Black, co-CEO, are control persons of WCM via their partial ownership of WCM. WCM entered into a subadvisory contract dated October 16, 2012 to manage a portion of the International Fund’s portfolio. WCM’s address is 281 Brooks Street, Laguna Beach, California 92651-2974. As of December 31, 2025, WCM had approximately $117.3 billion in assets under management.

Under the International Fund subadvisory contract, WCM develops, recommends and implements an investment program and strategy for the International Fund, which is consistent with the International Fund’s investment objectives and policies. WCM is also responsible for making all portfolio and brokerage decisions with respect to the portion of the Fund’s assets it manages.

Fees payable to WCM under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The International Fund is not responsible for payment of the subadvisory fees to WCM. During the years ended December 31, 2023, 2024, and 2025, the investment manager paid subadvisory fees of $2,625,488, $2,885,378 and $3,415,000, respectively, to WCM.

AQR Capital Management, LLC. AQR Capital Management, LLC (“AQR”) is a registered investment adviser under the Advisers Act. AQR is a Delaware limited liability company formed in 1998. AQR’s address is One Greenwich Plaza, Suite 130, Greenwich, CT 06830. As of December 31, 2025, AQR had approximately $187.3 billion in assets under management. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings. AQR entered into a subadvisory contract dated February 3, 2015 to manage a portion of the Core Equity Fund’s portfolio. AQR is not affiliated with CMC or the Trust. AQR performs its duties and provides services subject to the oversight and supervision of CMC. Under the terms of the subadvisory contract, AQR develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. AQR is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.

Fees payable to AQR under the agreement are calculated on the basis of the average of the month-end net asset values of the assets allocated to AQR during the relevant calendar quarter and are paid quarterly by CMC. The Core Equity Fund is not responsible for payment of the subadvisory fees to AQR. During the years ended December 31, 2023, 2024, and 2025, the investment manager paid subadvisory fees of $492,278, $756,423 and $923,211, respectively, to AQR.

MacKay Shields LLC. MacKay Shields LLC (“MacKay Shields”) is 100% owned by New York Life Investment Management Holdings LLC, which is wholly owned by New York Life Insurance Company, and is a registered investment adviser under the Advisers Act. MacKay Shields’s address is 299 Park Avenue, New York, New York 10171. MacKay Shields entered into a subadvisory contract dated May 18, 2023 to manage a portion of the Tax-Exempt Bond Fund’s portfolio. MacKay Shields is not affiliated with CMC or the Trust. MacKay Shields performs its duties and provides services subject to the oversight and supervision of CMC. As of December 31, 2025, MacKay Shields had approximately $158.9 billion in assets under management.

Under the Tax-Exempt Bond Fund subadvisory contract, MacKay Shields develops, recommends and implements an investment program and strategy for Tax-Exempt Bond Fund which is consistent with the Fund’s investment objectives and policies. MacKay Shields is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it.

Fees payable to MacKay Shields under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The Tax-Exempt Bond Fund is not responsible for payment of the subadvisory fees to MacKay Shields. During the years ended December 31, 2023, 2024, and 2025, the investment manager paid subadvisory fees of $129,299, $425,404 and $442,439, respectively, to MacKay Shields.

Acadian Asset Management LLC. Acadian Asset Management LLC (“Acadian”) is a wholly-owned subsidiary of U.S.-based Acadian Asset Management, Inc. (formerly known as BrightSphere Investment Group, Inc.), a Delaware corporation publicly listed on the NYSE, and is a registered investment adviser under the Advisers Act. Acadian’s address is 260 Franklin Street, Boston, MA 02110. Acadian entered into a subadvisory contract dated September 25, 2024 to manage a portion of the Select Equity Fund’s portfolio. Acadian is not affiliated with CMC or the Trust. Acadian performs its duties and provides services subject to the oversight and supervision of CMC. As of December 31, 2025, Acadian had approximately $177.4 billion in assets under management.

Under the Select Equity Fund subadvisory contract, Acadian develops, recommends and implements an investment program and strategy for Select Equity Fund which is consistent with the Fund’s investment objectives and policies. Acadian is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it.

Fees payable to Acadian under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The Select Equity Fund is not responsible for payment of the subadvisory fees to Acadian. During the period ended December 31, 2024 and during the year ended December 31, 2025, the investment manager paid subadvisory fees of $6,358 and $599,085, respectively, to Acadian.

Fiduciary Counselling, Inc. Fiduciary Counselling, Inc. (“FCI”) is a registered investment adviser under the Advisers Act, with its principal executive office located at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930. FCI’s stock is held by a holding company, Cassiopeia Holdings Company (“Cassiopeia”), which also wholly owns Fiduciary Services Company, LLC (“FSC”). Cassiopeia is wholly owned by a special purpose trust, Ties That Bind Special Purpose Trust, for which FSC serves as trustee. Under a subadvisory agreement entered into with each Fund respectively on September 30, 2023, FCI, subject to the supervision of CMC and the Board of Trustees, regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by CMC. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by CMC.

For its services, FCI is entitled to a subadvisory fee payable by CMC of 0.20% of each Fund’s net assets, paid on a quarterly basis. FCI is compensated out of the fees CMC receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and a fixed amount agreed to with CMC. The effect of this waiver agreement is that fees paid to FCI under the subadvisory agreement approximate the fees previously paid to FCI under a consulting agreement previously in effect between CMC and FCI.

The compensation paid as a percent of average daily net assets on an annualized basis to FCI with respect to each Fund for the year ended December 31, 2025 is as follows:

Fund	Percent
Core Equity Fund	0.01%
Select Equity Fund	0.01%
Tax-Exempt Bond Fund	0.01%
International Fund	0.01%

The Funds are not responsible for payment of the subadvisory fees to FCI. During the years ended December 31, 2023, 2024 and 2025, the investment manager paid the following subadvisory fees to FCI.

Fund	2023 Dollar Amount	2024 Dollar Amount	2025 Dollar Amount
Core Equity Fund	$49,847	$51,342	$52,883
Select Equity Fund	$49,847	$51,342	$52,883
Tax-Exempt Bond Fund	$49,847	$51,342	$52,883
International Fund	$49,847	$51,342	$52,883

Other Provisions of the Contracts. Generally, the amendment of management contracts requires approval by vote of: (a) a majority of the outstanding voting securities of the affected Fund and (b) a majority of the trustees who are not interested persons of the Trust or of any other party to such contract. However, the Trust and the investment manager have received an exemptive order from the Commission permitting the investment manager, subject to the approval of the Board of Trustees, to select subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory management contract without obtaining shareholder approval of a new or amended management contract. Each management contract terminates automatically in the event of its assignment and the subadvisory contracts terminate automatically upon termination of the management contract. Also, each contract may be terminated by not more than 60 days or less than 30 days’ written notice by either the Trust or the investment manager or upon not less than 60 days’ notice by the subadviser. Each contract provides that the investment manager or the subadviser shall not be liable to the Trust, to any shareholder of the Trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Subject to the above-described termination provisions, each contract has an initial term of one or two years and will continue in effect thereafter if such continuance is approved at least annually by: (a) a majority of the trustees who are not interested persons of the Trust or of any other party to such contract and (b) either (i) a majority of all of the trustees of the Trust or (ii) by vote of a majority of the outstanding voting securities of the affected Funds.

Prior Subadvisers

O’Shaughnessy Asset Management, LLC. (“OSAM”). Effective March 3, 2023, the subadvisory agreement with OSAM was terminated.

The Core Equity Fund was not responsible for payment of the subadvisory fees to OSAM. During the year ended December 31, 2023, the investment manager paid subadvisory fees of $223,603 to OSAM.

Jackson Square Partners, LLC (“Jackson Square”). Effective March 8, 2024, the subadvisory agreement with Jackson Square was terminated.

The Select Equity Fund was not responsible for payment of the subadvisory fees to Jackson Square. During the years ended December 31, 2023 and 2024, the investment manager paid subadvisory fees of $523,576 and $233,023, respectively, to Jackson Square.

LSV Asset Management (“LSV”). Effective January 10, 2025, the subadvisory agreement with LSV was terminated.

The International Fund was not responsible for payment of the subadvisory fees to LSV. During the years ended December 31, 2023, 2024 and 2025, the investment manager paid subadvisory fees of $1,219,754, $1,428,575 and $381,957, respectively, to LSV.

Pzena Investment Management LLC (“Pzena”). Effective December 11, 2025, the subadvisory agreement with Pzena was terminated.

The Select Equity Fund was not responsible for payment of the subadvisory fees to Pzena. During the years ended December 31, 2023, 2024 and 2025, the investment manager paid subadvisory fees of $833,142, $868,712 and $863,376, respectively, to Pzena.

Wasatch Global Investors (“Wasatch”). Effective December 11, 2025, the subadvisory agreement with Wasatch was terminated.

The Select Equity Fund was not responsible for payment of the subadvisory fees to Wasatch. During the years ended December 31, 2023, 2024 and 2025, the investment manager paid subadvisory fees of $590,385, $659,564 and $713,776, respectively, to Wasatch.

Principal Underwriter

The Trust distributes the shares of the Funds and does not have a principal underwriter.

Custodian

The Northern Trust Company (“Northern Trust”), 50 South LaSalle Street, Chicago, IL 60603 serves as the custodian of the Funds’ assets. The custodian is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities.

Independent Registered Public Accounting Firm

KPMG LLP, 191 West Nationwide Blvd., Columbus, OH 43215 acts as the Funds’ independent registered public accounting firm and provides audit and tax services to the Funds, including audits of the Funds’ annual financial statements.

Fund Accounting and Administrative Services Agent

The Trust has entered into a Fund Administration and Accounting Services Agreement with Northern Trust. Pursuant to this agreement, Northern Trust provides certain administrative and accounting services, including portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. Northern Trust charges certain separate asset-based fees for its accounting services and fund administration services, as well as fund-based fees relating to the multi-manager structure and for fair valuation services. It also receives payment for customary out-of-pocket expenses. As discussed above, the investment manager is ultimately responsible for paying this compensation.

Transfer Agency and Service Agreement

The Trust has entered into a Transfer Agency and Service Agreement with Northern Trust. Under this agreement, Northern Trust provides transfer agent, dividend paying, shareholder servicing and other administrative services to the Funds. As compensation for its services, Northern Trust is paid a set annual fee. Such expenses are paid for or reimbursed by the investment manager.

Securities Lending Agent

Pursuant to an agreement between the Trust and Securities Finance Trust Company, the Core Equity Fund, Select Equity Fund and the International Fund may lend their securities through Securities Finance Trust Company as securities lending agent (the lending agent) to borrowers who post collateral for those loaned securities. As the lending agent, Securities Finance Trust Company operates and maintains the Funds’ securities lending program.

These services include entering into securities lending agreements with each borrowing counterparty on behalf of the Funds.

For the fiscal year ended December 31, 2025, the Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees	Administrative Fees	Indemnification Fees	Rebates to Borrowers	Other Fees	Total Cost of the Securities Lending Activities	Net Income from the Securities Lending Activities
Select Equity Fund	$268,969	$22,936	$—	$—	$—	$154,291	$—	$177,227	$91,742
Core Equity Fund[3]	$—	$—	$—	$—	$—	$—	$—	$—	$—
International Fund	$570,092	$49,086	$—	$—	$—	$324,663	$—	$373,748	$196,343

[1]	Gross income includes income from the reinvestment of cash collateral.
[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to Securities Finance Trust Company.
[3]	The Core Equity Fund did not lend securities during the period.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager of each Fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2025. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds, and other similar institutional accounts.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Xiaozhen Li,PhD, CFA	Core Equity Fund, Select Equity Fund International Fund

Other Registered Investment Companies: 7 funds with approximately $1.47 billion in assets.

Other Pooled Investment Vehicles: None.

Other Accounts: 140,741 accounts with approximately $371.88 billion in assets.

Gordon Wotherspoon	Core Equity Fund, Select Equity Fund, International Fund

Other Registered Investment Companies: 47 funds with approximately $18.77 billion in assets.

Other Pooled Investment Vehicles: None.

Other Accounts: 113,834 accounts with approximately $374.92 billion in assets.

Clifford S. Asness, Ph.D., M.B.A.	Core Equity Fund

Other Registered Investment Companies: 27 funds with approximately $28.08 billion in assets.

Other Pooled Investment Vehicles: 82 pools with approximately $34.52 billion in assets, including 41 pools with a performance based fee and approximately $16.99 billion in assets.

Other Accounts: 1 accounts with approximately $97.00 million in assets.

Michele L. Aghassi, Ph.D.	Core Equity Fund

Other Registered Investment Companies: 19 funds with approximately $17.73 billion in assets, including 1 fund with a performance based fee and approximately $161.60 million in assets.

Other Pooled Investment Vehicles: 81 pools with approximately $35.70 billion in assets, including 18 pools with a performance based fee and approximately $16.78 billion in assets.

Other Accounts: 126 accounts with approximately $82.27 billion in assets, including 18 accounts with a performance based fee and approximately $11.79 billion in assets.

John J. Huss	Core Equity Fund	Other Registered Investment Companies: 36 funds with approximately $28.80 billion in assets, including 1 fund with a performance based fee and approximately $161.60 million in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Other Pooled Investment Vehicles: 163 pools with approximately $70.22 billion in assets, including 59 pools with a performance based fee and approximately $33.77 billion in assets.

Other Accounts: 127 accounts with approximately $82.37 billion in assets, including 18 accounts with a performance based fee and approximately $11.79 billion in assets.

Laura Serban, Ph.D.	Core Equity Fund

Other Registered Investment Companies: 14 funds with approximately $17.21 billion in assets, including 1 fund with a performance based fee and approximately $161.60 million in assets.

Other Pooled Investment Vehicles: 81 pools with approximately $35.70 billion in assets, including 18 pools with a performance based fee and approximately $16.78 billion in assets.

Other Accounts: 126 accounts with approximately $82.27 billion in assets, including 18 accounts with a performance based fee and approximately $11.79 billion in assets.

Nathan Sosner, Ph.D.	Core Equity Fund

Other Registered Investment Companies: 8 funds with approximately $822.94 million in assets.

Other Pooled Investment Vehicles: None.

Other Accounts: 1 account with approximately $188.76 million in assets.

Steve Lyons, CFA	Select Equity Fund

Other Registered Investment Companies: 2 funds with approximately $2.81 billion in assets, including 1 fund with a performance based fee with approximately $2.50 billion in assets.

Other Pooled Investment Vehicles: 3 pools with approximately $607.04 million in assets.

Other Accounts: 149 accounts with approximately $7.00 billion in assets, including 18 accounts with a performance based fee and approximately $1.58 billion in assets.

Michael M. Meyer, CFA	Select Equity Fund

Other Registered Investment Companies: 2 funds with approximately $2.81 billion in assets, including 1 fund with a performance based fee with approximately $2.50 billion in assets.

Other Pooled Investment Vehicles: 3 pools with approximately $607.04 million in assets.

Other Accounts: 149 accounts with approximately $7.00 billion in assets, including 18 accounts with a performance based fee and approximately $1.58 billion in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Edward W. O’Connor, CFA	Select Equity Fund

Other Registered Investment Companies: 2 funds with approximately $2.81 billion in assets, including 1 fund with a performance based fee with approximately $2.50 billion in assets.

Other Pooled Investment Vehicles: 3 pools with approximately $607.04 million in assets.

Other Accounts: 149 accounts with approximately $7.00 billion in assets, including 18 accounts with a performance based fee and approximately $1.58 billion in assets.

R. James O’Neil, CFA	Select Equity Fund

Other Registered Investment Companies: 2 funds with approximately $2.81 billion in assets, including 1 fund with a performance based fee with approximately $2.50 billion in assets.

Other Pooled Investment Vehicles: 3 pools with approximately $607.04 million in assets.

Other Accounts: 149 accounts with approximately $7.00 billion in assets, including 18 accounts with a performance based fee and approximately $1.58 billion in assets.

Mehul Trivedi, CFA	Select Equity Fund

Other Registered Investment Companies: 2 funds with approximately $2.81 billion in assets, including 1 fund with a performance based fee with approximately $2.50 billion in assets.

Other Pooled Investment Vehicles: 3 pools with approximately $607.04 million in assets.

Other Accounts: 149 accounts with approximately $7.00 billion in assets, including 18 accounts with a performance based fee and approximately $1.58 billion in assets.

William Weber, CFA	Select Equity Fund

Other Registered Investment Companies: 2 funds with approximately $2.81 billion in assets, including 1 fund with a performance based fee with approximately $2.50 billion in assets.

Other Pooled Investment Vehicles: 3 pools with approximately $607.04 million in assets.

Other Accounts: 149 accounts with approximately $7.00 billion in assets, including 18 accounts with a performance based fee and approximately $1.58 billion in assets.

Cathy Zhu	Select Equity Fund	Other Registered Investment Companies: 2 funds with approximately $2.81 billion in assets, including 1 fund with a performance based fee with approximately $2.50 billion in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Other Pooled Investment Vehicles: 3 pools with approximately $607.04 million in assets.

Other Accounts: 149 accounts with approximately $7.00 billion in assets, including 18 accounts with a performance based fee and approximately $1.58 billion in assets.

Louis M. Holtz, CFA	Select Equity Fund

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 5 pools with approximately $501 million in assets.

Other Accounts: 143 accounts with approximately

$848 million in assets.

Yossi Lipsker, CFA	Select Equity Fund

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 5 pools with approximately $501 million in assets.

Other Accounts: 143 accounts with approximately

$848 million in assets.

Brendan Bradley, Ph.D.+	Select Equity Fund

Other Registered Investment Companies: 13 funds with approximately $10.48 billion in assets.

Other Pooled Investment Vehicles: 98 pools with approximately $47.98 billion in assets, including 18 pools with a performance based fee and approximately $7.63 billion in assets.

Other Accounts: 230 accounts with approximately $117.81 billion in assets, including 29 accounts with a performance based fee and approximately $16.99 billion in assets.

Fanesca Young, Ph.D., CFA+	Select Equity Fund

Other Registered Investment Companies: 13 funds with approximately $10.48 billion in assets.

Other Pooled Investment Vehicles: 98 pools with approximately $47.98 billion in assets, including 18 pools with a performance based fee and approximately $7.63 billion in assets.

Other Accounts: 230 accounts with approximately $117.81 billion in assets, including 29 accounts with a performance based fee and approximately $16.99 billion in assets.

Paul J. Jungquist, CFA, CPA	Tax-Exempt Bond Fund

Other Registered Investment Companies: 2 funds with approximately $501 million in assets.

Other Pooled Investment Vehicles: 2 pools with approximately $21.3 million in assets.

Other Accounts: 50 accounts with approximately $3.5 billion in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Todd S. Emerson, CFA	Tax-Exempt Bond Fund	Other Registered Investment Companies: 2 funds with approximately $501 million in assets. Other Pooled Investment Vehicles: 1 pool with approximately $5.0 million in assets. Other Accounts: None.

Kevin P. O’Brien, CFA	Tax-Exempt Bond Fund

Other Registered Investment Companies: 2 funds with approximately $501 million in assets.

Other Pooled Investment Vehicles: 1 pool with approximately $5.0 million in assets.

Other Accounts: 14 accounts with approximately $1.2 billion in assets.

Michael C. Hubbard, CFA	Tax-Exempt Bond Fund	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: 1 pool with approximately $16.3 million in assets. Other Accounts: 5 accounts with approximately $819 million in assets.

Robert DiMella, CFA	Tax-Exempt Bond Fund

Other Registered Investment Companies: 20 funds with approximately $40.19 billion in assets.

Other Pooled Investment Vehicles: 7 pools with approximately $9.55 billion in assets, including 2 pools with a performance based fee and approximately $914.48 million in assets.

Other Accounts: 94 accounts with approximately $27.87 billion in assets, including 1 account with a performance based fee and approximately $692.15 million in assets.

David Dowden	Tax-Exempt Bond Fund

Other Registered Investment Companies: 22 funds with approximately $39.55 billion in assets.

Other Pooled Investment Vehicles: 7 pools with approximately $9.55 billion in assets, including 2 pools with a performance based fee and approximately $914.48 million in assets.

Other Accounts: 94 accounts with approximately $27.87 billion in assets, including 1 account with a performance based fee and approximately $692.15 million in assets.

Michael Denlinger, CFA	Tax-Exempt Bond Fund

Other Registered Investment Companies: 22 funds with approximately $31.30 billion in assets.

Other Pooled Investment Vehicles: 7 pools with approximately $9.55 billion in assets, including 2 pools with a performance based fee and approximately $914.48 million in assets.

Other Accounts: 94 accounts with approximately $27.87 billion in assets, including 1 account with a performance based fee and approximately $692.15 million in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Michael Petty	Tax-Exempt Bond Fund

Other Registered Investment Companies: 16 funds with approximately $31.77 billion in assets.

Other Pooled Investment Vehicles: 7 pools with approximately $9.55 billion in assets, including 2 pools with a performance based fee and approximately $914.48 million in assets.

Other Accounts: 94 accounts with approximately $27.87 billion in assets, including 1 account with a performance based fee and approximately $692.15 million in assets.

Matthew Hage	Tax-Exempt Bond Fund

Other Registered Investment Companies: 11 funds with approximately $14.24 billion in assets.

Other Pooled Investment Vehicles: 7 pools with approximately $9.55 billion in assets, including 2 pools with a performance based fee and approximately $914.48 million in assets.

Other Accounts: 94 accounts with approximately $27.87 billion in assets, including 1 account with a performance based fee and approximately $692.15 million in assets.

N. David Samra	International Fund

Other Registered Investment Companies: 1 fund with approximately $42.0 billion in assets.

Other Pooled Investment Vehicles: 9 pools with approximately $6.1 billion in assets.

Other Accounts: 13 accounts with approximately $4.6 billion in assets.

Ian P. McGonigle, CFA	International Fund

Other Registered Investment Companies: 1 fund with approximately $42.0 billion in assets.

Other Pooled Investment Vehicles: 9 pools with approximately $6.1 billion in assets.

Other Accounts: 13 accounts with approximately $4.6 billion in assets.

Beini Zhou, CFA	International Fund

Other Registered Investment Companies: 1 fund with approximately $406 million in assets.

Other Pooled Investment Vehicles: 2 pools with a performance fee and approximately $196 million in assets.

Other Accounts: 1 account with approximately $135 million in assets.

Anand Vasagiri	International Fund

Other Registered Investment Companies: 1 fund with approximately $406 million in assets.

Other Pooled Investment Vehicles: 2 pools with a performance fee and approximately $196 million in assets.

Other Accounts: 1 account with approximately $135 million in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Paul Black	International Fund

Other Registered Investment Companies: 19 funds with approximately $31.1 billion in assets.

Other Pooled Investment Vehicles: 22 pools with approximately $14.0 billion in assets.

Other Accounts: 503 accounts with approximately $59.2 billion in assets, including 11 accounts with a performance based fee and approximately $2.9 billion in assets.

Mike Trigg	International Fund

Other Registered Investment Companies: 23 funds with approximately $33.2 billion in assets.

Other Pooled Investment Vehicles: 29 pools with approximately $15.1 billion in assets.

Other Accounts: 506 accounts with approximately $59.2 billion in assets, including 11 accounts with a performance based fee and approximately $2.9 billion in assets.

Sanjay Ayer, CFA	International Fund

Other Registered Investment Companies: 25 funds with approximately $33.8 billion in assets.

Other Pooled Investment Vehicles: 35 pools with approximately $18.1 billion in assets.

Other Accounts: 519 accounts with approximately $60.2 billion in assets, including 12 accounts with a performance based fee and approximately $2.9 billion in assets.

Greg Ise, CFA	International Fund

Other Registered Investment Companies: 7 funds with approximately $2.1 billion in assets.

Other Pooled Investment Vehicles: 9 pools with approximately $1.5 billion in assets.

Other Accounts: 8 accounts with approximately $857.4 million in assets, including 1 account with a performance based fee and approximately $20.2 million in assets.

Jon Tringale	International Fund

Other Registered Investment Companies: 19 funds with approximately $31.0 billion in assets.

Other Pooled Investment Vehicles: 22 pools with approximately $14.0 billion in assets.

Other Accounts: 503 accounts with approximately $59.2 billion in assets, including 11 accounts with a performance based fee and approximately $2.9 billion in assets.

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For all core equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 24 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. Not reflected: $1.35 billion in model advisory contracts where Acadian does not have trading authority. Acadian has been appointed as adviser or sub-advisor to numerous public and private funds domiciled in the U.S. and abroad. Acadian is not an investment company and does not directly offer mutual funds. The asset data shown under “Other Registered Investment Companies” reflects advisory and sub-advisory relationships with U.S. registered investment companies offering funds to retail investors. The asset data shown under “Other Pooled Investment Vehicles” reflects a combination of 1) Advisory and sub-advisory relationships with U.S. registered investment companies offering funds to retail investors or U.S. collective investment trusts; 2) Delaware- or Cayman-based private funds where Acadian has been appointed adviser or sub-adviser; and 3) Non-U.S.-based funds where Acadian has been appointed adviser or sub-adviser.

Conflicts of Interest. Any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of the other accounts which they manage.

Portfolio Manager	Fund	Conflict of Interest
Xiaozhen Li, PhD, CFA Gordon Wotherspoon	Core Equity Fund, Select Equity Fund International Fund

Parametric is a wholly-owned subsidiary of Morgan Stanley, a global financial institution that provides a broad spectrum of investment banking and financial services. Parametric and its affiliates advise other clients and investment funds with a wide variety of investment objectives that may in some instances overlap or conflict with the Funds’ investment objectives and present conflicts of interest. Parametric may face conflicts in the allocation of investment opportunities among the Funds and other clients. Parametric may have incentives to favor one account over another, such as if one client pays higher management fees. Additionally, Parametric and its affiliates may invest their own assets in an investment opportunity that falls within the Funds’ investment objectives, which may reduce the number of investment opportunities available to the Fund. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, Parametric has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of Parametric, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duty of Parametric.

Parametric and its affiliates may invest in different classes of securities of the same issuer. As a result, Parametric and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing right on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or

Portfolio Manager	Fund	Conflict of Interest
operational challenges, Parametric and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by Parametric or its affiliates on behalf of one client can negatively impact securities held by another client. In addition, Parametric or its affiliates may invest in or advise a company that is or becomes a competitor of a company held by the Funds. Such investment could create a conflict between the Funds on the one hand, and Parametric and its affiliates and their clients on the other hand.

Parametric and its affiliates may give advice and recommend securities to other clients and their own accounts which may differ from advice given to, or securities recommended be bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund. Additionally, certain securities or instruments may be held in some client accounts, including the Funds but not in others, or client accounts may have different levels of holdings in certain securities or instruments. In addition, Parametric and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in that a short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa). Parametric and its affiliates maintain separate trading desks that operate independently of each other and do not share information with each other. These desks may compete against each other when implementing buy and sell transactions, possibly causing certain accounts of Parametric and its affiliates to pay more or receive less for a security than other client accounts.

Parametric and its affiliates may from time-to-time receive confidential or material non-public information regarding an investment and may be limited in its ability to utilize such information or to transact in such securities, potentially adversely affecting the Funds. Parametric and its affiliates may be precluded from sharing such information with each other or with its investment team. In addition, Parametric may, in certain instances, be required to aggregate its holdings with its affiliates, potentially causing Parametric to refrain from making investments due to position limit restrictions. Parametric and its affiliates have sought to limit the impact of these potential restrictions by establishing certain information barriers and other policies which limit the sharing of information between different groups within Morgan Stanley.

In the course of its business, Morgan Stanley engages in activities where Morgan Stanley’s interest or the interests of

Portfolio Manager	Fund	Conflict of Interest
its clients may conflict with the interests of Parametric’s clients, including the Funds. Morgan Stanley engages in investment banking and broker-dealer activities. This may create conflicts of interests between those activities and the Funds. For example, Morgan Stanley’s provision of financial advice to issuers of securities held by the Funds regarding matters such as mergers, acquisitions, restructurings or financings may impact the price of such securities. Morgan Stanley will also publish research and analysis which may impact the price of securities held by the Funds. Activities conducted by Morgan Stanley may affect Parametric’s ability to transact in certain securities from time-to-time.

All of the transactions and activities described above involve the potential for conflicts of interest between Parametric, its affiliates, and their clients. The Advisers Act, 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. Parametric has instituted policies and procedures, including a code of ethics, designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. Parametric seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client. For more information about these and other conflicts of interest of Parametric, please see Parametric’s Form ADV Part 2A.

Paul J. Jungquist, CFA, CPA Todd S. Emerson, CFA Kevin P. O’Brien, CFA Michael C. Hubbard, CFA	Tax-Exempt Bond Fund	Sit and its affiliates provide similar fee based investment management services to other clients, including clients that may be affiliated with Fiduciary Counselling, Inc. Sit’s other clients may have investment objectives and strategies similar to the Fund. Sit is subject to various conflicts of interest in the performance of its duties and obligations in connection with Fund’s investments and the investments of the other client accounts managed by Sit. Such conflicts include: the advice and action taken with respect to the Fund’s investments may differ from the advice given or the timing or nature of action taken with respect to other clients; and the allocation of management time, resources, investment opportunities and aggregated transactions among the clients’ accounts including the Fund. Conflicts of interest may be heightened by the existence of performance based fees and Sit’s proprietary investments. Sit has adopted policies and procedures designed to address these conflicts to ensure that whenever conflicts of interest arise Sit will endeavor to exercise its discretion in a manner that it believes is equitable to all interested persons.

Portfolio Manager	Fund	Conflict of Interest
Robert DiMella, CFA David Dowden Michael Denlinger, CFA Michael Petty Matthew Hage	Tax-Exempt Bond Fund	MacKay Shields does not favor the interest of one client over another and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and no one client account will receive, over time, preferential treatment over another.

We maintain investment teams with their own distinct investment process that operate independent of each other when making portfolio management decisions. Certain investment teams consist of Portfolio Managers, Research Analysts, and Traders, while certain other investment teams share Research Analysts and/or Traders. MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take contrary positions. At times, two or more of MacKay Shields’ investment teams may jointly manage the assets of a single client portfolio (“Crossover Mandate”). In such instances, the asset allocation decisions will be discussed amongst the various investment teams, but the day-to-day investment decision-making process will typically be made independently by each team for the portion of the Crossover Mandate that team is responsible for managing. Orders within an investment team will typically be aggregated or bunched to reduce the costs of the transactions. Orders are typically not aggregated across investment teams even though there may be orders by separate investment teams to execute the same instrument on the same trading day; provided, however, that orders for the same instrument are typically aggregated across investment teams that are supported by a shared trading desk.

MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. For example, certain MacKay Shields clients may hold instruments that are senior or subordinated relative to instruments of the same issuer held by other clients, and any action that the portfolio managers were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument held by other clients, and vice versa, particularly in distressed or default situations. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.

MacKay Shields engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients, including

Portfolio Manager	Fund	Conflict of Interest
clients that have retained the services of the same investment team. MacKay Shields may make investments for certain clients that they conclude are inappropriate for other clients. For instance, clients within one investment strategy may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments or other instruments of that issuer are acquired or held long by clients in another investment strategy, or within the same strategy, and vice versa.

Additionally, MacKay Shields’ investment strategies are available through a variety of investment products, including, without limitation, separately managed accounts, private funds, mutual funds and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. Similarly a client with a separately managed account may have more transparency regarding the positions held in its account than would be available to an investor in a collective investment vehicle. Further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the investment advisory agreement or similar agreement).

As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities. MacKay Shields seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines and MacKay Shields’ judgments with respect to a particular client will at times differ from its judgments for other clients, even when such clients pursue similar investment strategies.

MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling

Portfolio Manager	Fund	Conflict of Interest
securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interest, including when they involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted a Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict. MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. MacKay Shields and its portfolio managers will devote as much of their time to the activities of each client as they deem necessary and appropriate. Although MacKay Shields strives to identify and mitigate all conflicts of interest, and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client. Additional material conflicts of interest are presented within Part 2A of MacKay Shields’ Form ADV.

Clifford S. Asness, Ph.D., M.B.A. Michele L. Aghassi, Ph.D. John J. Huss Laura Serban, Ph.D. Nathan Sosner, Ph.D.	Core Equity Fund	Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Portfolio Manager	Fund	Conflict of Interest
A number of potential conflicts of interest may arise as a result of AQR’s or a portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for the Fund and other accounts, but may not be available in sufficient quantities for the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of AQR, capacity constrained, the availability of the strategy or investment type for the Fund and other accounts may be reduced in AQR’s discretion. The Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. AQR is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Fund and other accounts.

Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. AQR may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach. Whenever decisions are made to buy or sell investments by the Fund and one or more other accounts simultaneously, AQR or portfolio manager may aggregate the purchases and sales of

Portfolio Manager	Fund	Conflict of Interest
the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Fund from time to time. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

To the extent that the Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, AQR may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limit ed to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of AQR, accounts in which AQR has an interest, or accounts which pay AQR higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When AQR, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, AQR, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.

Portfolio Manager	Fund	Conflict of Interest
In addition, when the Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs or other activities related to its investment in the issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if AQR believes it would be in the Fund’s best economic interests to do so. The Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if AQR believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that AQR considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, AQR may avoid allocating an investment opportunity to the Fund that it would otherwise recommend, subject to AQR’s then-current allocation policy and any applicable exemptions. In certain circumstances, AQR may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to AQR. In other circumstances, AQR will not participate in an investment opportunity to avoid receiving material non-public information that would restrict AQR from transacting in a security or instrument. These restrictions may adversely impact the Fund’s performance.

AQR and the Fund’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in

Portfolio Manager	Fund	Conflict of Interest
connection with the management of the Fund and other accounts and that are designed to ensure that all accounts, including the Fund, are treated fairly and equitably over time.

Steve Lyons, CFA Michael M. Meyer, CFA Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA William Weber, CFA Cathy Zhu	Select Equity Fund	The portfolio managers face potential conflicts of interest in their day-to-day management of the Fund and other accounts because the Fund may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the Fund, they may from time to time be inclined to purchase securities for one account but not for the Fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly so, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these potential conflicts of interest, Cooke & Bieler has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and which are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Cooke & Bieler has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address potential conflicts associated with managing the Funds and any personal accounts the portfolio managers may maintain.

Louis M. Holtz, CFA Yossi Lipsker, CFA	Select Equity Fund	The portfolio managers for the Micro Cap Opportunities strategy currently manage non-mutual fund accounts invested in this strategy. Also managing a mutual fund in this strategy would present potential conflict of interests, which include: (i) where the portfolio managers could favor one account, or type of account over another, (ii) where knowledge by the portfolio managers of the size, timing of trades, and market impact could be used to the advantage of other accounts and result in the disadvantage to a mutual fund that is managed in the same strategy, and (iii) where the portfolio managers could allocate profitable trades in the strategy to performance based fee accounts vs. non-performance based fee accounts. To address these potential conflicts, RHJ has detailed written policies and procedures covering, among other things, allocation of investment opportunities and aggregated trades, best execution, soft dollar arrangements, and principal and cross trading.

Portfolio Manager	Fund	Conflict of Interest
Brendan Bradley, Ph.D. Fanesca Young, Ph.D., CFA	Select Equity Fund

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the subject Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the subject Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the subject Fund and the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the subject Fund, may track the same benchmarks or indexes as the subject Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the subject Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the subject Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the subject Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

N. David Samra Ian P. McGonigle, CFA Beini Zhou, CFA Anand Vasagiri	International Fund	There are a number of ways in which the interests of Artisan Partners, its portfolio managers and other personnel might conflict with the interests of International Fund and its shareholders. Artisan Partners has developed policies, procedures, and disclosures that it believes are reasonably designed to detect, manage, and mitigate the effects of conflicts of interest in the areas of sharing personnel, services, research and advice among client accounts, side-by-side management, allocating portfolio transactions among client accounts, investing in different parts of an issuer’s capital structure, confidential information access, short selling, soft dollars and commission recapture, proprietary and personal investments by employees, proxy voting and fees.

Portfolio Manager	Fund	Conflict of Interest
Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular investment strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affects its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or short selling) or certain markets (for example, India), which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the Fund.

From time to time, clients in a particular investment strategy will invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.

Like the fees Artisan Partners receives from Clearwater International Fund, the fees Artisan Partners or its affiliates receive as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan Partners receives performance-based fees or allocations from private funds sponsored by Artisan Partners and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Artisan Partners had 14 other accounts with performance-based fees as of December 31, 2025. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, Artisan Partners has in place policies and procedures that seek to mitigate such conflicts.

Portfolio Manager	Fund	Conflict of Interest
Paul Black Mike Trigg Sanjay Ayer, CFA Greg Ise, CFA Jon Tringale	International Fund	Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the WCM’s trade allocation policy.

Compensation Structure.

Portfolio Manager	Fund	Compensation Structure
Xiaozhen Li, PhD, CFA Gordon Wotherspoon	Core Equity Fund, Select Equity Fund International Fund	Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Parametric is a subsidiary of Morgan Stanley. Violations of Parametric’s or Morgan Stanley’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

Compensation Structure

Compensation of Parametric employees has the following components:

•

Base salary

•

Discretionary bonus

•

This bonus may be paid in cash, or for those who meet the eligibility for deferred compensation, may be paid in a combination of cash and deferred awards that may include Morgan Stanley restricted stock and Deferred Cash awards.

•

Deferred awards vest after 3 years.

Parametric employees also receive certain retirement, health and welfare insurance, and other benefits that are broadly available to Morgan Stanley employees. Compensation of employees is reviewed on an annual basis. Considerations for adjustments in base salary and bonus decisions are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end.

Portfolio Manager	Fund	Compensation Structure

The firm also maintains the following arrangements:

•

Employment contracts for key investment professionals and senior leadership.

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Notice and Non-Solicit agreements for Managing Directors and Executive Directors of the company.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Compensation is also influenced by the operating performance of Parametric and Morgan Stanley. While the salaries of investment professionals are comparatively fixed, variable compensation in the form of bonuses may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Clifford S. Asness, Ph.D., M.B.A. Michele L. Aghassi, Ph.D. John J. Huss Laura Serban, Ph.D. Nathan Sosner, Ph.D.	Core Equity Fund	The compensation for each of the portfolio managers that is a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR. A Principal’s relative ownership in AQR is based on a number of factors including contribution to the research process, leadership and other contributions to AQR.
There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues and presumably net income allocable to the Principal. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.

Steve Lyons, CFA Michael M. Meyer, CFA Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA William Weber, CFA Cathy Zhu	Select Equity Fund	Cooke & Bieler gives careful thought to its compensation policies, seeking to blend incentives for individual and team performance over both the short and long term with the goal of aligning its interests with those of its clients. Compensation consists of three components – base salary, bonus (tied to investment performance for the investment team), and distribution of the profits based upon a partner’s percentage ownership in the firm.

Portfolio Manager	Fund	Compensation Structure
The investment team participates in a bonus pool which is allocated through a peer review process. The size of the pool varies with the overall success of the firm. Allocations among the investment team are largely determined by the investment results attributed to each individual. In order to match incentives with a long-term investment horizon, investment results are calculated using a 4-year rolling average. The years are time weighted with the trailing year weighted 40%, the prior year 30%, and years 3 and 4, 20%, and 10% respectively. Bonuses typically range from 1x to 4x one’s base salary.

Louis M. Holtz, CFA Yossi Lipsker, CFA	Select Equity Fund	Compensation for the portfolio managers is a combination of both salary and revenue-sharing, based on revenues generated by the strategies they manage. RHJ believes that this policy offers a sustainable balance between fixed and variable compensation in normalized market environments. It also aligns the interests of the team with those of RHJ.

Brendan Bradley, Ph.D. Fanesca Young, Ph.D., CFA	Select Equity Fund

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in our equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.

Paul J. Jungquist, CFA, CPA Todd S. Emerson, CFA Kevin P. O’Brien, CFA Michael C. Hubbard, CFA	Tax-Exempt Bond Fund	The portfolio managers are employees of Sit and receive compensation from Sit. The compensation of the portfolio managers and analysts is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses. Portfolio managers and analysts also participate in the profit sharing 401(k) plan of Sit. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the

Portfolio Manager	Fund	Compensation Structure
attainment of personal and company goals which are comprised of a number of subjective and objective factors, including: the annual composite investment performance (pre-tax) of Sit’s accounts (which may include the Fund) relative to the investment accounts’ benchmark index (which may include the primary benchmark of the Fund); Sit’s growth in assets under management from new assets (which may include assets of the Fund); profitability of Sit; and the quality of investment research efforts. Contributions made to Sit’s profit sharing 401(k) plan are subject to the limitations of the Internal Revenue Code and Regulations. The portfolio managers own equity interests in Sit.

Robert DiMella, CFA David Dowden Michael Denlinger, CFA Michael Petty Matthew Hage	Tax-Exempt Bond Fund	Salaries are set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

MacKay Shields maintains a phantom equity plan for those employees who qualify whereby awards vest and pay out after several years, to attract, retain, motivate and reward key personnel. Portfolio managers that participate in the phantom equity plan share in the results and success of the firm as the value of award tracks the operating revenue and operating profit of Mackay Shields. This approach helps to instill a strong sense of commitment towards the overall success of the firm.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

N. David Samra Ian P. McGonigle, CFA Beini Zhou, CFA Anand Vasagiri	International Fund	Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategies, including the International Fund. Artisan Partners

Portfolio Manager	Fund	Compensation Structure
also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such award amounts in one or more of the investment strategies managed by the investment professional (including by investing in Artisan Partners Funds). Portfolio managers also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Performance fee accounts (including private funds) may be managed by certain portfolio managers of the Fund using strategies not offered in the Fund. Allocations to and weightings in these accounts will differ from allocations to and weightings in the Fund managed by these portfolio managers because they use different strategies. An investment strategy with a higher risk tolerance may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same portfolio managers in a similar strategy. The portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried associates.

Paul Black Mike Trigg Sanjay Ayer, CFA Greg Ise, CFA Jon Tringale	International Fund	Compensation for WCM portfolio management personnel consists of a salary with a possible bonus, fee-share, and ownership component. Salary levels are based on the individual’s degree of industry tenure, experience, and responsibilities at the firm. The bonus component is discretionary based on the portfolio manager’s individual performance and the overall performance of WCM, taking into account both qualitative and quantitative performance measures in the management of their funds, other responsibilities, and other firm factors, including, assets under management and company profitability. Portfolio managers may share in the revenue generated by the investment strategy for which they are responsible. Finally, portfolio managers may also receive long-term incentive bonus in the form of shares of the firm.

Portfolio managers are also eligible to participate in a 401(k) program which has a company match that includes a contribution based on the profitability of the firm.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2025, the value within the indicated range, of shares beneficially owned by the portfolio managers in each Fund they manage. For purposes of this table, the following letters indicates the range indicated below:

A-	$0
B-	$1 - $10,000
C-	$10,001 - $50,000
D-	$50,001 - $100,000
E-	$100,001 - $500,000
F-	$500,001 - $1,000,000
G-	More than $1 million

Portfolio Manager	Fund	Ownership
Xiaozhen Li, CFA	Core Equity Fund, Select Equity Fund, International Fund	A

Gordon Wotherspoon	Core Equity Fund, Select Equity Fund, International Fund	A

Clifford S. Asness, Ph.D., M.B.A.	Core Equity Fund	A

Michele L. Aghassi, Ph.D.	Core Equity Fund	A

John J. Huss	Core Equity Fund	A

Laura Serban, Ph.D.	Core Equity Fund	A

Nathan Sosner, Ph.D.	Core Equity Fund	A

Steve Lyons, CFA	Select Equity Fund	A

Michael M. Meyer, CFA	Select Equity Fund	A

Edward W. O’Connor, CFA	Select Equity Fund	A

R. James O’Neil, CFA	Select Equity Fund	A

Mehul Trivedi, CFA	Select Equity Fund	A

William Weber, CFA	Select Equity Fund	A

Cathy Zhu	Select Equity Fund	A

Louis M. Holtz, CFA	Select Equity Fund	A

Yossi Lipsker, CFA	Select Equity Fund	A

Brendan Bradley, Ph.D.	Select Equity Fund	A

Fanesca Young, Ph.D., CFA	Select Equity Fund	A

Paul J. Jungquist, CFA, CPA	Tax-Exempt Bond Fund	A

Todd S. Emerson, CFA	Tax-Exempt Bond Fund	A

Kevin P. O’Brien, CFA	Tax-Exempt Bond Fund	A

Michael C. Hubbard, CFA	Tax-Exempt Bond Fund	A

Robert DiMella, CFA	Tax-Exempt Bond Fund	A

David Dowden	Tax-Exempt Bond Fund	A

Michael Denlinger, CFA	Tax-Exempt Bond Fund	A

Michael Petty	Tax-Exempt Bond Fund	A

Matthew Hage	Tax-Exempt Bond Fund	A

N. David Samra	International Fund	A

Ian P. McGonigle, CFA	International Fund	A

Beini Zhou, CFA	International Fund	A

Anand Vasagiri	International Fund	A

Portfolio Manager	Fund	Ownership
Paul Black	International Fund	A

Mike Trigg	International Fund	A

Sanjay Ayer, CFA	International Fund	A

Greg Ise, CFA	International Fund	A

Jon Tringale	International Fund	A

EXECUTIVE OFFICERS AND TRUSTEES

Information About the Independent Trustees

Name, Year of Birth and Address	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Charles W. Rasmussen[1] (1967) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Board	As Trustee: Tenure: 2000–Present Term: Indefinite As Chair: Tenure: 2020–Present Term: Indefinite	President (2002–Present) and Chief Executive Officer (2002–2020), P&G Manufacturing, Inc. (air filtration equipment)	4	Forest History Society (non-profit, 2018–Present), Nu Star Inc. (private company, 2014–Present)

Laura E. Rasmussen[1] (1963) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2000–Present Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006–Present)	4	None

Lindsay R. Schack (1978) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Governance and Nominating Committee	Tenure: 2015–Present Term: Indefinite As Chair of the Governance and Nominating Committee: Tenure: 2026–Present Term: Indefinite	Owner and Architect, LS Architecture (2013–Present)	4	None

David M. Weyerhaeuser (1958) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016–Present Term: Indefinite	Vice President, Sales and Marketing, Northwest Hardwoods (lumber manufacturer and distributor, 1991–2016)	4	R.D. Merrill Company, Inc. (private company, 1992–Present)

Dylan Ambauen (1982) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Audit Committee	As Trustee: Tenure: 2022–Present Term: Indefinite As Chair of the Audit Committee: Tenure: 2023–Present Term: Indefinite	CEO, Seattle Pottery LLC (2019-Present), Vice President, Sunrise Pest Management (2008-Present)	4	None

1	Mr. Rasmussen and Ms. Rasmussen are siblings-in-law.

Information about the Funds’ Executive Officers and Interested Trustees

Name, Year of Birth and Address	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/Trustee During the Last 5 Years
Sara G. Dent (1958)[2] 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2013–Present Term: Indefinite	Private Investor; Previously, Chair of the Governance and Nominating Committee of the Trust (2019–2025)	4	Woods Hole Oceanographic Institution (non-profit, 2022–Present)

Julia L.W. Heidmann[3] (1958) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2022–Present Term: Indefinite	Docent (2006–Present), San Francisco Zoo	4	Member of the Board of Directors, and Conservation & Education Committee, San Francisco Zoo (non-profit, 2016–Present)

Justin H. Weyerhaeuser[4] (1973) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, President and Treasurer	As Trustee: Tenure: 2008–Present Term: Indefinite As President and Treasurer: Tenure: 2013–Present Term: Reappointed Annually	Private Investor (February 2013–Present)	4	None

Jason K. Mitchell (1976) 30 East 7th Street Saint Paul, Minnesota 55101	Secretary and Chief Compliance Officer	As Secretary: Tenure: 2021–Present Term: Reappointed Annually As Chief Compliance Officer: Tenure: 2021–Present Term: Reappointed Annually	Chief Compliance and Operations Officer, Fiduciary Counselling, Inc. (March 2021–Present), Chief Compliance Officer, Clearwater Management Co., Inc. (March 2021–Present), Chief Compliance Officer, Summit Creek Advisors, LLC (February 2014–March 2021)	N/A	N/A

Shari L. Clifford (1969) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Treasurer	Tenure: 2014–Present Term: Reappointed Annually	Chief Financial Officer and Treasurer, Fiduciary Counselling, Inc. (February 2014–Present)	N/A	N/A

2	Ms. Dent is an interested Trustee due to her son-in-law’s position as a director of CMC.
3	Ms. Heidmann is an interested Trustee due to her sister’s position as a director of CMC.
4	Mr. Justin H. Weyerhaeuser is an interested Trustee due to his position as the Funds’ President and Treasurer.

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed by the Trustees, and they have all powers and authority necessary, appropriate or desirable to perform that function. The Trustees have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the Trust. The Board of Trustees initially approves investment management, subadvisory, and other service provider agreements. The Board of Trustees annually evaluates the services received under the investment management and subadvisory agreements to determine whether to continue these agreements. The members of the Board of Trustees were selected for their understanding of the Funds’ distribution strategy and the general investment objectives of the shareholders of the Funds. Each Trustee also was selected due to their long-standing experience as private investors and ability to understand investment concepts and strategies, which allow the Trustees to provide effective oversight of CMC and the subadvisers. In addition, Charles W. Rasmussen, Laura E. Rasmussen and Lindsay R. Schack have management experience as business owners and Justin H. Weyerhaeuser has worked as an outside attorney. Sara G. Dent has an extensive background in both the financial services industry and business management. David M. Weyerhaeuser has extensive experience in business management. Dylan Ambauen has extensive experience in business management. Julia L.W. Heidmann has extensive experience in board and foundation oversight. Although the Board of Trustees does not have a formal diversity policy, it endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.

The Board of Trustees’ role includes monitoring risks identified during meetings of the Board or its Committees. The Board, or its Committees, receive and review reports from CMC and the Trust’s subadvisers, chief compliance officer, fund counsel, and representatives of other service providers. These reports may cover risks related to a specific Fund, such as valuation or liquidity risk, or may address broader market or operational risks. Each of the Trust’s subadvisers is responsible for the day-to-day management and monitoring of its respective portfolio(s). These subadvisers periodically present in-person to the Board of Trustees and also provide recurring written reports on portfolio activity to the chief compliance officer and president of CMC. These presentations and written reports may address specific market, investment or operational risks as appropriate. The Audit Committee of the Board of Trustees also meets at least annually with representatives of the Funds’ independent auditors.

The Board of Trustees, including a majority of the Independent Trustees, has adopted a retirement policy pursuant which a trustee shall resign no later than the date of his or her 75th birthday, effective as of the first Board meeting occurring after such trustee’s birthday, provided however that the Board, in its discretion, may waive such requirements.

During the fiscal year ended December 31, 2025, the Board held five meetings.

Charles W. Rasmussen, an Independent Trustee, serves as Chair of the Board of Trustees.

The Board of Trustees has appointed a standing Governance and Nominating Committee comprised solely of the Independent Trustees. Lindsay R. Schack serves as Chair of the Governance and Nominating Committee. The Governance and Nominating Committee has been established for the following purposes: (i) identify individuals qualified to become members of the Board of Trustees in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board of Trustees, (iii) select and nominate, or recommend for nomination by the Board of Trustees, candidates for election as Trustees (iv) set any necessary standards or qualifications for service on the Board of Trustees, (v) make recommendations regarding committees of the Board of Trustees, (vi) oversee the annual self-assessment of the Board of Trustees, (vii) periodically review the size and composition of the Board, and (viii) periodically review Trustee compensation. The Governance and Nominating Committee does not have a formal policy that specifically addresses whether the Governance and Nominating Committee will consider shareholder nominees for election to the Board of Trustees.

During the fiscal year ended December 31, 2025, the Governance and Nominating Committee held one meeting.

The Board of Trustees has organized an Audit Committee comprised solely of the Independent Trustees. Dylan Ambauen serves as Chair of the Audit Committee. The duties of the Audit Committee include (i) overseeing the accounting and financial reporting processes and related internal controls, (ii) overseeing and reviewing the results of the independent audits, and (iii) evaluating the qualifications, independence and performance of the independent auditors and making recommendations to the Board of Trustees regarding the selection of independent auditors.

During the fiscal year ended December 31, 2025, the Audit Committee held three meetings.

Set forth below is information concerning investments in the Funds by each Trustee as of December 31, 2025.

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Sara G. Dent	Core Equity Fund International Fund Select Equity Fund Tax-Exempt Bond Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Charles W. Rasmussen	Core Equity Fund International Fund Select Equity Fund Tax-Exempt Bond Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Laura E. Rasmussen	Core Equity Fund International Fund Select Equity Fund Tax-Exempt Bond Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Lindsay R. Schack	Core Equity Fund International Fund Select Equity Fund Tax-Exempt Bond Fund	Over $100,000 $50,001-$100,000 $10,001-$50,000 $50,001-$100,000	Over $100,000
David M. Weyerhaeuser	Core Equity Fund International Fund Select Equity Fund Tax-Exempt Bond Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Justin H. Weyerhaeuser	Core Equity Fund International Fund Select Equity Fund Tax-Exempt Bond Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Dylan Ambauen	Core Equity Fund International Fund Select Equity Fund Tax-Exempt Bond Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Julia L.W. Heidmann	Core Equity Fund International Fund Select Equity Fund Tax-Exempt Bond Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

As of April 1, 2026, members of the Board of Trustees and officers of the Trust, as a group, owned 3.41% of the Core Equity Fund, 3.03% of the Select Equity Fund, 3.18% of the International Fund and 3.66% of the Tax-Exempt Bond Fund.

Information Regarding Affiliations of the Independent Trustees

No independent Trustee or immediate family member of such Trustee owns any equity securities in any investment adviser, underwriter or other person who is directly or indirectly controlling, controlled by or under common control with an investment adviser or underwriter of the Funds. No independent Trustee or immediate family member has been involved in any transaction with such persons or organizations, or the provision of or receipt of any services to or from such persons or organizations (other than routine retail transactions). No officer of any such organization serves on the board of directors of any company of which any independent trustee serves as an officer.

Compensation of Trustees and Officers

The Trustees generally meet five times per year. Each Trustee is paid a $3,600 annual retainer (except as noted below), $3,600 per meeting attended in person, and $1,800 for remote meetings or in-person meetings attended remotely (unless a Trustee is ill or has a travel disruption, in which case they are compensated the full in-person meeting amount). Members of the Audit Committee and other Trustees in attendance are paid $780 for the Audit Committee meeting during which the annual report to shareholders, related annual financial statements, and the results of the annual audit are reviewed with the independent auditors, and for any other meeting that occurs separately from a regularly scheduled Trustee meeting. Charles W. Rasmussen, who serves as Chair of the Board of Trustees, receives an annual retainer of $12,500. Expenses incurred by Trustees in attending meetings are reimbursed. Justin H. Weyerhaeuser receives compensation of $188,493 annually for his services as President and Treasurer of the Trust. As a result, Justin H. Weyerhaeuser does not receive the annual retainer paid to Trustees. Such Trustee and officer fees and expenses are reimbursed or paid for by CMC under the advisory agreements. The following table sets forth the amounts of compensation received by each Trustee related to services during the year ended December 31, 2025.

Name of Trustee	Aggregated Compensation From Trust	Pension or Retirement Benefits Accrued As Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Dylan Ambauen	$22,380	None	None	$22,380
Sara G. Dent	$22,380	None	None	$22,380
Julia L.W. Heidmann	$22,380	None	None	$22,380
Charles W. Rasmussen	$31,280	None	None	$31,280
Laura E. Rasmussen	$22,380	None	None	$22,380
Lindsay R. Schack	$22,380	None	None	$22,380
David M. Weyerhaeuser	$22,380	None	None	$22,380
Justin H. Weyerhaeuser (as Trustee)	$18,780	None	None	$18,780
Justin H. Weyerhaeuser (as President and Treasurer)	$188,493	None	None	$188,493

Personal Securities Transactions. The Trust, the investment manager and each subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, trustees/directors and designated employees. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by a Fund, and is designed to prescribe the means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the Commission.

NET ASSET VALUE

The net asset value per share of each Fund is determined as of the close of regular trading on the NYSE (the “Closing Time”) on each day that the NYSE is open for trading. The New York Stock Exchange is usually closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the previous Friday or following Monday if any holiday falls on a Saturday or Sunday. Net asset value per share is determined by dividing the value of all of a Fund’s assets, less its liabilities, by the number of shares outstanding. Investments in securities are valued at the Closing Time at the last available sale price on the principal exchange or market where they are traded. The Funds generally value equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. With respect to the Funds’ investments that do not have readily available market quotations, the Board of Trustees has designated CMC as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Additionally, the valuation designee, in its discretion, may make adjustments to the prices of equity securities held by a Fund if an event occurs after the publication of market values normally used by the Fund, but before the time as of which the Fund calculates its net asset value, depending on the nature and significance of the event, consistent with applicable regulatory guidance. In this case, a Fund may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s net asset value is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. The price at which a purchase order is filled is the net asset value per share next computed after payment and a properly completed application are received by the transfer agent.

HOW ARE SHARES PURCHASED?

Shares may be purchased directly from each Fund. There is no sales charge or underwriting commission on purchases of shares of the Funds. In order to purchase shares of a Fund, an investor must either send a check or wire funds to the transfer agent and deliver to the transfer agent a completed Purchase Order and Account Application.

Minimum Purchases. No initial investment of less than $1,000 will be accepted by the Funds. However, reinvestments of dividends and capital gain distributions will be permitted, even if the amount of any such reinvestment is less than $1,000. The minimum investment requirement is waived for the ReFlow Liquidity Program.

Minimum Account Size. If a shareholder holds shares of a Fund in an account which, as a result of redemptions, has an aggregate net asset value of less than $1,000, the Fund may redeem the shares held in such account at net asset value if the shareholder has not increased the net asset value of such shares in the account to at least $1,000 within three months of notice in writing by the Fund to the shareholder of the Fund’s intention to redeem such shareholder’s shares. During the three months following the mailing of such notice, each shareholder so notified has the opportunity to increase the value of his or her account to $1,000 and avoid redemption. An involuntary redemption consummated at a price below the shareholder’s cost would result in a loss to the shareholder. The minimum account size requirement is waived for the ReFlow Liquidity Program.

Each Fund reserves the right to waive or change minimum and additional investment amounts, and minimum account sizes. The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the trustees or the investment manager, such withdrawal is in the best interests of the Trust. An order to purchase shares is not binding on, and may be rejected by, the Trust until it has been confirmed in writing.

Fund Accounts. When a shareholder first purchases shares of a Fund, an account is opened in his or her name on the records of that Fund. This account provides a convenient means to make additional investments and provides for regular transaction statements without the necessity of receiving and storing certificates. When a shareholder purchases or sells shares of a Fund, an account statement showing the details of such transaction will be sent to the shareholder.

Share Certificates. Certificates representing shares of a Fund ordinarily will not be issued. However, the Board of Trustees may, in its sole discretion, authorize the issuance of certificates for shares of a Fund to shareholders who make a specific written request for share certificates.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. If you are a resident of Texas, you may designate a representative to receive escheatment or abandoned property notices regarding Fund shares. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary to designate a representative.

EXCHANGE OF SHARES

Subject to the restrictions set forth below, some or all of the shares of a Fund, including shares purchased with reinvested dividends and/or capital gain distributions, may be exchanged for shares of another Clearwater Fund on the basis of the net asset value per share of each Fund at the time of exchange.

Instructions for exchanges are made by delivery to the transfer agent of an exchange request signed by the record owner(s) exactly as the shares being exchanged are registered. New accounts must be established with the same registration information as the account from which the exchange is to be made. The dollar amount exchanged must at least equal the $1,000 minimum investment required for each of the Funds. However, exchanges of shares of one Fund for shares of the other Fund in which the shareholder has an existing account will be permitted, even if the value of the shares exchanged is less than $1,000.

A shareholder should consider the differences in investment objectives and policies of the Funds, as described in this Prospectus, before making any exchange. For federal and (generally) state income tax purposes, an exchange of shares is treated as a redemption of the shares exchanged followed by the purchase of new shares and, therefore, is a taxable transaction for the shareholder making the exchange.

Currently, there is no charge for the exchange privilege or limitation as to the frequency of exchanges. The Trust may terminate or suspend the right to make exchange requests, or impose a limit on the number of exchanges that may be effected by a shareholder within any calendar year, or impose a transaction fee in connection with any exchange, at any time with notice to shareholders as required by law.

HOW ARE SHARES REDEEMED?

Any shareholder of any of the Funds has the right to offer shares for redemption by the Trust. Redemptions will be effected at the net asset value per share next determined after receipt by the transfer agent of all required documents from the redeeming shareholder, unless a later redemption date is specified by the investor on the redemption request. Payment will be made within seven days after a redemption has been effected. However, if shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until it has assured itself that good funds have been collected for the purchase of such shares. This may take up to

15 days. A Fund may effect redemptions in kind (i.e., pay redemption proceeds consisting of portfolio securities or other non-cash assets) for redemptions in excess of $1 million if the investment manager determines, in its sole discretion, that any such redemption would be in the best interests of the Fund. A Fund may also use redemption in kind for certain Fund shares held by ReFlow. The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s net asset value. In order to redeem shares of a Fund, a shareholder must deliver to the transfer agent a redemption request which has been endorsed by the record holder(s) exactly as the shares are registered, and where the redemption proceeds are to be sent to an address other that the address of record, with the signature(s) guaranteed by any one of the following institutions: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency, provided that any such institution satisfies the standards established by the transfer agent.

If a share certificate has been issued at the discretion of the Board of Trustees, the shares represented by such certificate may be redeemed only if the share certificate is included with such redemption request and the certificate is properly endorsed with signature(s) so guaranteed or is accompanied by a properly endorsed stock power with signature(s) so guaranteed.

Net asset value per share for the purpose of redemption is determined in the manner described in “Net Asset Value.” The net asset value per share received upon redemption may be more or less than the cost of shares to an investor, and a redemption is a taxable transaction for the redeeming shareholder.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exists: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by the trust of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the custodian fairly to determine the value of the Fund’s net assets; or the Commission, by order, so permits.

TAXES

General. Under the Tax Code, each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds do not expect to incur state income tax liability (other than in nominal amounts).

Each Fund has elected to be treated as a “regulated investment company” under the Tax Code, has qualified and intends to continue to qualify for such treatment for each taxable year. To qualify as a regulated investment company under the Tax Code and be free from any U.S. federal income tax on investment company taxable income and net capital gains distributed to shareholders in accordance with the Tax Code, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and timely distribution of its income to shareholders.

In order to qualify as a regulated investment company under the Tax Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Tax Code) (“the 90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. tax purposes (e.g., partnerships or trusts) will generally pass through to such Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn gross income not qualifying under the 90% income test.

If each Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each Fund generally will not be subject to U.S. federal income tax on the portion of the income of the Fund that the Fund distributes to its shareholders, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. If a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

If a Fund decides to retain all or part of any net capital gains, the Fund will pay U.S. federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Fund shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Fund as a refundable credit.

4% Excise Tax. Under the Tax Code, each of the Funds will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income (not including tax-exempt interest) and capital gain net income if it fails to meet certain distribution requirements by the end of each calendar year. Each Fund intends to make the required distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Foreign Taxes. Each of the Funds may be subject to foreign withholding or other foreign taxes on its income (including taxes on interest, dividends and capital gains) from certain of its foreign investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax. While it is expected that the International Fund may be eligible to elect to pass such taxes and associated foreign tax credits or deductions through to its shareholders, it is expected that none of the Core Equity Fund, the Tax-Exempt Bond Fund or the Select Equity Fund will be so eligible.

Foreign Exchange Gains and Losses. Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts and similar financial instruments relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Tax Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable a Fund to satisfy the 90% income test. If the net foreign exchange loss for a taxable year were to exceed a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such taxable year would not be deductible by a Fund or its shareholders in future taxable years.

Passive Foreign Investment Companies. If Core Equity Fund, Select Equity Fund or International Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond), in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or on gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of private foreign investment companies as ordinary income. A Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

Other Investments. Investment by a Fund in zero coupon securities, payment-in-kind securities, deferred interest securities or, in general, any other securities with original issue discount or market discount (if the Fund elects to include market discount in income on a current basis) could require the Fund to recognize income or gain prior to the receipt of cash. However, a Fund must distribute at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify for taxation as a regulated investment company under the Tax Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to by borrow the cash, to satisfy distribution requirements. Management of the Funds will consider these potential adverse tax consequences in evaluating the appropriateness of these investments.

Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward currency contracts, may cause a Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Tax Code as described above, and accordingly may produce ordinary income or loss. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale against the box, swap or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by a Fund under Section 1259 of the Tax Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of Fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts, swaps and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Tax Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts, swaps and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

Tax-Exempt Bond Fund may invest in debt obligations that are rated below investment grade. Investments in debt obligations that are at risk or in default present special issues for Tax-Exempt Bond Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital Loss Carryovers. For U.S. federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Tax Code and applicable tax regulations. Any such loss carryovers will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Tax Code, the capital loss carryovers and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Taxation of Shareholders. Each of Core Equity Fund, Select Equity Fund and International Fund intends to distribute all of its net investment income, any excess of net short-term capital gain over net long-term capital loss, and any excess of net long-term capital gain over net short-term capital loss, after taking into account any capital loss carryovers of the Fund, if any, at least once each year. Tax-Exempt Bond Fund will declare its dividends from investment income daily and distribute these dividends monthly. Distributions from investment company taxable income (which does not include exempt-interest dividends paid by Tax-Exempt Bond Fund, as described below) will be taxable to shareholders either as ordinary income or, if so reported by a Fund and certain other conditions are met, as “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Tax Code, and taxable to individual shareholders at a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). Distributions from any Fund’s net capital gain will be taxable to shareholders as long-term capital gain regardless of the shareholder’s holding period for the shares.

Dividend distributions to individual shareholders may qualify for such preferential U.S. federal income tax rate to the extent that such dividends are attributable to qualified dividend income from a Fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of such Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend (or, in the case of certain preferred stock dividends paid by the Fund, for fewer than 91 days during the 181-day period beginning 90 days before the date on which such share became ex-dividend with respect to such dividend), (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate.

Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for a maximum federal tax rate of 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships through 2025. Treasury regulations allow a regulated investment company to pass through to its shareholders such taxable ordinary dividends from REITs. Accordingly, individual (and certain other non-corporate) shareholders of a regulated investment company that have received taxable ordinary REIT dividends may be able to take advantage of the 20% deduction with respect to such amounts passed through. Currently, there is not a regulatory mechanism for regulated investment companies to pass through the special character of taxable income from publicly traded partnerships to shareholders.

Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Tax Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in the Fund’s shares and any such amount in excess of that basis will be treated as gain from the sale or exchange of such Fund’s shares, as discussed below.

Certain dividends declared by a Fund as of a record date in October, November or December and paid by a Fund in January of the following calendar year will be taxable to shareholders as if received on December 31 of the calendar year in which such dividends were declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually received.

Dividends and/or capital gain distributions, if any, may be taken in cash or automatically reinvested (net of applicable withholding tax) in additional shares (at the net asset value per share). All distributions are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. Shareholders who purchase shares prior to a taxable distribution will nevertheless be required to treat the distribution as ordinary income or long-term capital gain as described above, even though economically it may represent a return of a portion of their investment. Distributions are taxable to shareholders even if they are paid from income or gain earned by a Fund before their investment (and thus were included in the price they paid for their Fund shares). Information regarding the tax status of each year’s distributions will be provided to shareholders annually.

Special Tax Issues Affecting Tax-Exempt Bond Fund’s Shareholders. The Tax Code permits tax-exempt interest received by a Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Tax Code. That part of a Fund’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported by Tax-Exempt Bond Fund as an “exempt-interest dividend” under the Tax Code.

Tax-Exempt Bond Fund intends to take all actions required under the Tax Code to ensure that the Fund may pay “exempt-interest dividends.” Distributions of net interest income from tax-exempt obligations that are reported by the Fund as exempt-interest dividends are excludable from the federal gross income of the Fund’s shareholders. The Fund’s present policy is to report exempt-interest dividends annually. The Fund will calculate exempt-interest dividends based on the average annual method and the percentage of income reported as tax-exempt for any particular distribution may be substantially different from the percentage of income that was tax-exempt during the period covered by the distribution. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their U.S. federal income tax return. Distributions paid from taxable interest income from any net realized short-term capital gains and certain other taxable sources (e.g., possibly including certain swap payments, income from repurchase agreements, certain income from options or futures contracts or certain stripped tax-exempt obligations or their coupons, income from disposition of rights to when-issued securities prior to issuance, realized market discount, or certain other income) will be taxable to shareholders as ordinary income, whether received in cash or in additional Fund shares.

Under the Tax Code and applicable regulations, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as Tax-Exempt Bond Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends (both taxable and tax-exempt) other than those treated as long-term capital gains. Indebtedness may be allocated to shares of Tax-Exempt Bond Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of such Fund.

For U.S. federal income tax purposes, an alternative minimum tax (“AMT”) is imposed on non-corporate taxpayers to the extent that such tax exceeds a taxpayer’s regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on private activity bonds are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all non-corporate taxpayers. The Tax-Exempt Bond Fund may invest up to 20% of its assets in private activity bonds.

Because liability for the AMT depends upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in Tax-Exempt Bond Fund will be subject to the tax will depend upon each non-corporate shareholder’s individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in Tax-Exempt Bond Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

Shares of Tax-Exempt Bond Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development revenue or private activity bonds, or persons related to “substantial users.” Consult your tax adviser if you think this may apply to you.

In addition, shareholders who are or may become recipients of Social Security or certain railroad retirement benefits should be aware that exempt-interest dividends are includable in computing “modified adjusted gross income” for purposes of determining the amount of such benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

Proposals may be introduced before Congress in the future, the purpose of which will be to restrict or eliminate the U.S. federal income tax exemption for tax-exempt securities. Tax-Exempt Bond Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Fund will avoid investment in tax-exempt securities, which, in the opinion of the investment manager, pose a material risk of the loss of tax exemption. Further, if a tax-exempt security in the Fund’s portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

Dividends-Received Deduction. Dividends received by Core Equity Fund or Select Equity Fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend and distributed and properly reported by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the dividends received deduction generally available to corporations under the Tax Code. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In satisfying the minimum holding period requirement stated above (i.e., 46 or 91 days), corporate shareholders will need to take into account any holding period reductions from certain hedging or other transactions or positions that diminish risk of loss with respect to their Fund shares, in order to qualify for the dividends received deduction. Additionally, if corporate shareholders are considered to have entered into a borrowing transaction to acquire Fund shares or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The portion of such dividends eligible for such treatment may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

Redemptions. Redemptions and exchanges of Fund shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

If a shareholder holds Fund shares for six months or less and sells, exchanges or redeems such shares at a loss, the loss will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in a Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Backup Withholding and Other Rules. Dividends, capital gain distributions and the proceeds of redemptions, exchanges or repurchases of shares of a Fund paid to a shareholder will be subject to 24% backup withholding of U.S. federal income tax if such shareholder does not provide the Fund with his or her correct taxpayer identification number and certain certifications required by the Internal Revenue Service (“IRS”) or if the Fund is notified by the IRS or a broker that the shareholder is subject to such withholding. Please refer to the purchase order and account application for additional information.

Special tax rules apply to IRA or other retirement plans or accounts and to other special classes of investors, such as tax-exempt organizations, financial institutions and insurance companies. You should consult with your own tax adviser regarding the application of any such rules in your particular circumstances.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Applicability to Shareholders

U.S. Shareholders. The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts, or estates) and who are subject to U.S. federal income tax and hold their shares as capital assets. In addition to federal taxes, a shareholder may be subject to foreign, state and local taxes on distributions from or on the value of shares of a Fund, depending on the laws of the shareholder’s place of residence. The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state, local tax and foreign laws applicable to the shareholder.

Non-U.S. Shareholders. Shareholders who are not U.S. persons, as defined above, are subject to different tax rules, including a possible U.S. withholding tax at rates up to 30% on certain dividends treated as ordinary income (other than certain dividends derived from short-term capital gains and qualified interest income from U.S. sources of the Fund and reported so by the Fund) and possible backup withholding at the rate of 24% unless an effective IRS Form W-8BEN, IRS Form W-8BEN-E or other authorized withholding certificate is on file. In general, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of Fund shares. Non-U.S. shareholders may be subject to U.S. federal estate tax on the value of their shares. None of the Funds expect to be a “U.S. real property holding corporation” as defined in section 897(c)(2) of the Code or to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property holding corporation, non-U.S. shareholders may be subject to adverse tax consequences with respect to their investment.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required. Shareholders should consult their tax advisers for information on the application of these rules to their particular situations.

MORE INFORMATION ABOUT THE FUNDS

General. Organized as a Massachusetts business trust, the Trust’s operations are governed by its Declaration of Trust, dated January 12, 1987, as amended and restated March 1, 1998 and as further amended on April 27, 2012 and September 18, 2020 (the “Declaration of Trust”), a copy of which is on file with the office of the Secretary of the Commonwealth of Massachusetts. Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider the election of trustees or the appointment of independent accountants for the Trust on an annual basis. The Board of Trustees, however, will call a special meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of trustees holding office at the time were elected by shareholders. The Board of Trustees may remove a trustee by the affirmative vote of at least a majority of the remaining trustees. Under certain circumstances, shareholders may communicate with other shareholders in connection with requesting a special meeting of shareholders.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of such trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. Moreover, the Declaration of Trust provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Trust itself would be unable to meet its obligations. In light of the nature of the Trust’s business and the nature and amount of its assets, the possibility of the Trust’s liabilities exceeding its assets, and therefore a shareholder’s risk of personal liability, is extremely remote.

The Declaration of Trust further provides that the Trust shall indemnify each of its trustees for any neglect or wrongdoing of any advisory board member, officer, agent, employee, consultant, investment manager or other adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Voting. Under the Declaration of Trust, the Board of Trustees is authorized to issue an unlimited number of shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series. Shares of the Trust are freely transferable, are entitled to dividends as declared by the Board of Trustees and, in liquidation, are entitled to receive the net assets of their series, but not of any other series. Shareholders are entitled to cast one vote per share (with proportional voting for fractional shares) on any matter requiring a shareholder vote.

Shareholders of each series vote separately as a class on any matter submitted to shareholders except when otherwise required by the 1940 Act, in which case the shareholders of all series affected by the matter in question will vote together as one class. If the Board of Trustees determines that a matter does not affect the interests of a series, then the shareholders of that series will not be entitled to vote on that matter.

As of April 1, 2026, no person owned five percent or more of the voting securities of Clearwater Core Equity Fund, Clearwater Select Equity Fund, Clearwater Tax-Exempt Bond Fund or Clearwater International Fund.

An owner of 25% or more of the outstanding voting securities of a Fund is deemed under the 1940 Act to have a “controlling” interest in the Fund. If the Fund held an annual meeting of shareholders, the effect of other shareholders’ voting rights could be diminished by the influence of the controlling shareholder’s substantial voting power.

FINANCIAL STATEMENTS

The financial statements included in the Trust’s Form N-CSR for the fiscal year ended December 31, 2025 (as filed with the Commission on March 5, 2026 and accompanying this SAI) are incorporated herein by reference.

PROXY VOTING

The investment manager is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. When the investment manager has been delegated proxy-voting authority for a client, the duty of care requires it to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, the investment manager must place its client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. The Proxy Voting Policies and Procedures are designed to complement the investment process provided to each client. The investment manager believes that the subadviser of each of the Clearwater Funds is in the best position to monitor corporate events and vote proxies in the best interests of each Fund’s shareholders. Therefore, the investment manager has delegated proxy voting authority of each Clearwater Fund to its respective subadviser and the Funds have adopted the proxy voting policies and procedures of their respective subadviser(s). More information about each subadviser’s proxy voting policies and procedures is included in Appendix B. The Clearwater Funds report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request Form N-PX free of charge by calling Fiduciary Counselling, Inc. at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust. Form N-PX is also available from the EDGAR database on the Commission’s Internet site at https://www.sec.gov and on the Funds’ website at https://connect.rightprospectus.com/Clearwater.

APPENDIX A—DESCRIPTION OF RATINGS

LONG-TERM ISSUE CREDIT RATINGS

S&P Global Ratings (“S&P”) (Maturity > 1 Yr.)

Rating	Definition

AAA	The highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	Differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB	Less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	More vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	Currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C	Currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	In default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Moody’s Investors Service, Inc. (“Moody’s) (Maturity > 1 Yr.)

Rating	Definition

Aaa	Judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Judged to be of high quality and are subject to very low credit risk.

A	Judged to be upper-medium grade and are subject to low credit risk.

Baa	Judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Judged to be speculative and are subject to substantial credit risk.

B	Considered speculative and are subject to high credit risk.

Caa	Judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	The lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch Ratings, Inc. (“Fitch”) (Maturity > 1 Yr.)

Rating	Definition

AAA	Highest credit quality. The lowest expectation of default risk. Assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. Very low default risk. Indicates very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. Low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. Expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. Elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B	Highly speculative. Material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

Rating	Definition

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.

RD	Restricted default. Indicates an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

D	Default. Indicates an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category, or to categories below the ‘CCC’ category.

SHORT-TERM CREDIT RATINGS

S&P (Maturity < 1 Yr)

Rating	Definition

A-1	The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	The obligor’s capacity to meet its financial commitments on the obligation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3	Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	Regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Moody’s (Maturity < 13 months)

Rating	Definition

P-1	Superior ability to repay short-term obligations.

P-2	Strong ability to repay short-term obligations.

P-3	Acceptable ability to repay short-term obligations.

NP	Do not fall within any of the Prime rating categories.

Fitch (Maturity < 13 months)

Rating	Definition

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Indicates a good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. Indicates an adequate intrinsic capacity for timely payment of financial commitments.

B	Speculative short-term credit quality. Indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Indicates that default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

MUNICIPAL OBLIGATIONS RATINGS

S&P (Maturity < 3 Yrs)

Municipal Notes

Rating*	Definition

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc. (Maturity < 13 months)

Investment Grade Short-Term Municipal Obligations

Rating	Definition

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Variable Municipal Investment Grade

Rating	Definition

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Sources:

Moody’s: Rating Symbols and Definitions – January 2, 2025, available on Moody’s website.

S&P: S&P Global Ratings Definitions – December 2, 2024, available on S&P’s website.

Fitch: Rating Definitions – June 11, 2024, available on Fitch’s website.

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

CLEARWATER CORE EQUITY FUND, CLEARWATER SELECT EQUITY FUND AND

CLEARWATER INTERNATIONAL FUND

PARAMETRIC PORTFOLIO ASSOCIATES LLC

EQUITY PROXY VOTING POLICY AND PROCEDURES

Introduction

This Proxy Voting Policy sets out the Parametric Portfolio Associates LLC (“PPA”) approach to proxy voting, the procedures it follows with respect to Proxy Voting and the guidelines used to inform voting on key issues. The policy is reviewed annually and updated as necessary to address new and evolving proxy voting issues and standards.

A.	PPA Approach to Proxy Voting

PPA will vote proxies in a prudent and diligent manner and in the best interests of clients, in accordance with its fiduciary duties, consistent with the objectives of the relevant investment strategy (“Client Proxy Standard”).

The Proxy Voting Coordinators are members of the Investment Strategy department and are responsible for ensuring shareholder meetings are voted in the best interest of the client and consistently apply this Policy. The Proxy Voting Coordinators oversee the proxy voting Policy implementation, operational processes, vote execution and research, and are involved in the Proxy Committee.

B.	Applicability of Policy

PPA votes proxies on behalf of the clients that have granted it the authority to do so and will vote the proxies in accordance with this Policy unless otherwise agreed with the client.

Proxy Voting Procedures

A.	Proxy Services Provided by Third Parties

PPA retains the services of Institutional Shareholder Services (“ISS”) for proxy vote execution, reporting, record-keeping, and where appropriate, to provide company-level reports that summarize key data elements within an issuer’s proxy statement or on specific thematic/market topics.

As part of our ongoing oversight of the proxy service providers, PPA performs periodic due diligence on ISS. Topics of the reviews include, but are not limited to, ISS’ management of conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

B.	Proxy Voting Operations

The Client Relations Group (“CRG”) is responsible for account setup, which includes proxy voting instructions. CRG records account-level proxy voting authority in Parametric’s internal systems, reconciles this against information provided by the custodian for the account, and communicates any discrepancies to the advisor or consultant.

The Proxy Voting Coordinators (the “Coordinators”) are members of the Investment Strategy department who are responsible for ensuring proxy ballots are voted in accordance with the Guidelines for all accounts where Parametric has been delegated voting authority. The Coordinators are also responsible for reporting on voting activity and policy, preparing materials for the Committee, maintaining proxy voting records, and other tasks related to administering votes.

The Director of Responsible Investing (the “Director”), or their delegate, is responsible for reviewing and recommending changes to the Guidelines and the Proxy Voting policy, and providing guidance on any votes that fall outside the Guidelines.

The Committee is responsible for monitoring Parametric’s proxy voting practices and evaluating proxy advisors engaged to vote proxies on behalf of clients. The Committee is responsible for setting and annually reviewing the firm’s Policies and Procedures and the Guidelines.

The Compliance Department is responsible for annually reviewing these policies and procedures to verify that they are adequate, appropriate and effective.

Procedures

Parametric has adopted and implemented procedures to ensure the firm’s proxy voting policies are observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

Account Setup

•

Parametric is generally delegated the responsibility to vote proxies on behalf of clients. This responsibility is typically established in the investment advisory agreement between the client and Parametric. If not set forth in the advisory agreement, Parametric will assume the responsibility to vote proxies on the client’s behalf unless it has received written instruction from the client not to.

•

Parametric views the custodian proxy voting setup as the book of record and will update its own internal systems to reflect this, even if it conflicts with the investment advisory agreement, once the advisor has been informed of the proxy voting authority discrepancy.

Proxy Voting Administration

•

The Coordinators are responsible for ensuring proxies are voted in accordance with the Guidelines. This includes ongoing management of Parametric’s voting environment and reviews of upcoming proxy meetings.

•

The Director, or their delegate, will review research and guidance issued by third party proxy voting analysts regarding proxy voting issues relevant to Parametric’s clients and monitor upcoming shareholder meetings and votes. The Director will provide guidance to the Coordinators with regard to the Guidelines and how they apply to proxy ballots. The Director will ensure that rationale for votes cast is properly documented and reviewed by other Committee members, as warranted.

•

In the unlikely event that a ballot proposal is not addressed by the Guidelines, the Coordinators will consult with the Director to confirm that the Guidelines do not address the proxy issue. If confirmed, the Director may escalate the issue to the Committee for their consideration. The Committee can review research and guidance issued by third party proxy adviser when making a vote determination. A vote determination must be approved in writing by not less than two Committee members. The rationale for making the determination will be documented.

•

Parametric may not vote one or more proxy ballots on behalf of a client account if the economic effect on shareholders’ interests or the value of the holding is indeterminable or insignificant (e.g., the security is no longer held in the client portfolio) or if the cost of voting the proxy outweighs the potential benefit (e.g., international proxies which shareblocking practices may impose trading restrictions or voting requires filing a Power of Attorney).

•

The Coordinators also conduct periodic reviews for all active accounts of proxies that are not voted or that are voted inconsistent with the Guidelines. Ballots voted differently than the Guidelines, and the rationale for why, are documented by the Coordinators.

C.	Proxy Voting Oversight

The Proxy Voting Committee has overall responsibility for this Policy. Parametric has established a Committee which shall meet on a quarterly basis to oversee and monitor the firm’s proxy voting practices. Members of the Committee consist of investment team and compliance representation.

On an annual basis, the Committee will approve the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines to ensure they are current, appropriate and designed to serve the best interests of clients and fund shareholders.

D.	Securities Lending

Accounts managed or advised by PPA may participate in a securities lending program through a third-party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender is not entitled to vote the lent shares at the company meeting.

E.	Market and Operational Limitations for Non-U.S. Companies

Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of the listing organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.

As a result, PPA uses reasonable efforts to vote clients’ non-U.S. proxies, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.

F.	Conflicts of Interest

PPA is part of Morgan Stanley Investment Management, which is part of Morgan Stanley, a global financial services group, and, as such, PPA faces potential conflicts due to the role of other Morgan Stanley divisions which may have commercial relationships with companies in which PPA may invest. Such potential conflicts of interest involving divisions of Morgan Stanley outside MSIM are managed through the operation of policies and procedures creating and enforcing information barriers between Morgan Stanley and MSIM.

PPA has also enacted policies and procedures to address potential conflicts resulting from its own commercial or other relationships and to manage conflicts of interests so that proxies are voted in accordance with the Client Proxy Standard. Proxy voting is overseen by the Proxy Voting Committee which does not include individuals whose primary duties relate to client relations, sales, or marketing.

Where proxies are voted in accordance with this Policy, no material conflict of interest will be deemed to exist. In situations where a proxy proposal is not addressed by this Policy, Parametric may convene a special committee to determine how the proxy should be voted in accordance with the Client Proxy Standard. Any determinations of the special committee regarding a material conflict of interest where appropriate will be reported to the Fund Board.

PPA also faces potential conflicts of interest when voting proxies of its parent company Morgan Stanley. In such situations, PPA will seek to vote its shares in the same proportion as other holders of Morgan Stanley’s shares (“echo vote”).

G.	Proxy Voting Reporting & Recordkeeping

We will promptly provide a copy of this Policy to any client requesting it. We will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

The Proxy Coordinators will maintain requisite proxy voting books and records, including but not limited to: (1) proxy voting policies and procedures, (2) proxy statements received on behalf of client accounts, (3) proxies voted, (4) copies of any relevant research documents and (5) Proxy Committee and Special Committee decisions and actions. This documentation will be maintained for such period as required by relevant law and regulation.

PPA also maintains rationales for its voting decisions at shareholder meetings including votes against management in a searchable database on an external website which is updated on a rolling 12-month basis.

Records are retained in accordance with Parametric’s Books & Records Policy, which establishes general firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance.

The Parametric Books & Records Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

H.	Review of Policy

The Proxy Voting Committee reviews this Policy annually to ensure that it remains consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

PPA Proxy Voting Guidelines

Our proxy voting principles are rooted in the tenets of accountability, transparency and protection of shareholder rights. Stock ownership represents an opportunity to participate in the economic rewards of a long-lived asset and shareholder rights represent an important path to maximizing these rewards.

When reviewing proposals, PPA considers the financial materiality, including the company’s exposure to the risk or opportunity, the management of such issues and company’s current disclosures.

Parametric Portfolio Associates LLC (also defined as “We” within this section) therefore expects the companies in which it invests to adhere to effective governance practices and to protect their shareholders’ interests. In addition to these proxy voting guidelines, PPA may review publicly disclosed information from the issuer, research, and other sources. Investment teams1 will independently make voting decisions as appropriate for their strategies.

A.	Board of Directors

The board of directors plays a key role in overseeing management and ensuring effective execution of strategies to achieve long-term shareholder value creation. The board has several important responsibilities including, but not limited to, selecting the executive leadership, monitoring and incentivizing performance, succession planning, and overseeing company strategy. In order to effectively carry out its fiduciary duties, we believe it is crucial for the board to have the right mix of skills, be sufficiently independent, and have the proper accountability mechanisms in place.

Board Composition

The role of the board of directors is to provide governance oversight and guidance to position the company for strategic success and drive long term value creation for shareholders. We believe that diverse perspectives on the board help directors assess and manage risks and opportunities comprehensively. Diversity on a board can include diversity of thought, background, skills, and experiences. Directors with a mix of tenures can also be beneficial to balance new perspectives with industry experience and knowledge. We generally expect the board to be composed of directors with adequate skill sets and diversity to provide oversight of the business, and in line with any local market regulations. Additionally, we expect the audit committee to have directors with appropriate financial expertise to serve on the committee.

Board Independence

We generally expect boards to adhere at a minimum to their prevalent market or regulatory standards on board independence. In most markets, a majority independent board is considered best practice. When assessing independence of directors, we may consider relevant circumstances and relationships with the company and related parties such as senior management or large shareholders.

In our experience, the right leadership structure is critical to a strong board. When voting on matters related to board leadership, we may consider company performance and any evidence of entrenchment or perceived risk indicating power may be overly concentrated in a single individual. We also generally expect key board committees to be comprised of independent board members.

Board Accountability

Director elections are the primary mechanism for shareholders to hold board members accountable. Therefore, we generally expect directors to be elected annually to serve on the board by majority vote. We generally expect directors who fail to receive majority shareholder support should resign from their position unless there is sufficient disclosure concerning the reasons why they failed to get support from a majority of the shareholders.

Boards should take into consideration the views of their long-term shareholders to ensure alignment, and to make appropriate efforts to communicate their plans and views broadly. To that end, we generally expect the board to engage meaningfully with long-term shareholders, especially to address concerns on matters that may affect the long-term value creation of the company.

We may consider withholding support for directors where we have significant concerns due to inadequate risk oversight of potentially financially material issues2. We may consider withholding support for Audit Committee members for failure to address accounting irregularities or financial misstatements over consecutive years.

Directors should dedicate adequate time to their role and consider any other existing commitments alongside their board and/or committee memberships. We may look at meeting attendance to determine whether directors have adequate time for their responsibilities.

B.	Auditors

Investors rely on auditors to attest to the integrity of a company’s financial statements, without which the business could not be properly evaluated. It is essential that auditors be independent, accurate, fair in the fees charged, and not subject to conflicts of interest. We therefore expect auditors to be independent in order to provide an objective opinion and assurance. We may consider non-audit related business, length of service and any other relevant context when assessing auditor independence. We generally expect non-audit related fees to be less than 50% of the total fee.

C.	Executive & Director Compensation

Properly structured compensation is essential to attracting and retaining effective corporate management. Poorly structured compensation plans can create perverse incentives. We expect compensations plans to be reasonable, and appropriately incentivize executives to make risk-reward decisions that align with the business strategy and goals, and long-term shareholder value creation. Compensation plans should also build in retention mechanisms for high performing executives. We generally expect compensation plan payouts to align with performance and long-term value creation.

We expect director compensation to follow market best practice and be aligned with long-term shareholder interests. For executives and directors who gain shares through equity compensation plans, we generally expect reasonable guidelines and holding requirements. Typically, stock options issued to executives should be priced at fair market value on the date of the grant and any re-pricing should not incur a significant cost to shareholders.

We generally expect employee ownership, retirement and severance plans to be designed in a manner that does not disadvantage shareholders. These plans should not be excessively dilutive or incur a high cost. We generally expect discounted employee stock purchase plans to be broad-based and include non-executive employees. Discount rates should be in line with market best practice and not excessive.

For compensation plans with performance metrics, in instances where performance milestones are not met, we may expect reasonable claw back provisions for executive or director compensation related to these missed milestones depending on the circumstances.

We generally evaluate each compensation plan and any related proposals, including shareholder proposals, within the context of the market and the company. In order to make a suitable evaluation about compensation and related matters, we expect appropriate disclosures on relevant aspects.

D.	Shareholder Rights and Defenses

Companies should take actions and make decisions with the intent of maximizing long-term shareholder value creation. We generally support proposals that enhance shareholder rights and vote against those that seek to undermine them. We believe that in most cases, each common share should have one vote, and that a simple majority of voting shares should be what is required to effect change.

[2]

For example, we may withhold support for a director we believe is responsible for a company’s involvement/remediation of breach of global conventions such as UN Global Compact Principles on Human Rights, Labor Standards, Environment and Business Malpractice.

Shareholder Rights Plans

Shareholder rights plans, commonly known as poison pills, and similar take-over defenses should aim to promote long-term shareholder value creation. When designing plans and defenses, companies should ensure that they do not suppress potential value by unduly discouraging acquirers. We generally expect companies to seek shareholder approval or ratification of shareholder rights plans.

Unequal Voting Rights

We generally expect companies to adhere to the one share one vote principle. When companies have dual-class structures, they should ensure that such structures are not misused to support instances where a few insiders may benefit at the cost of other shareholders. Ultimately, structures should strive to create alignment between the shareholders’ economic interests and their voting power.

Voting Requirements

We typically prefer a majority vote standard for binding votes. We also expect management to be responsive to non-binding votes that have received majority support. We generally expect companies to protect minority shareholder rights as their primary goal when considering supermajority vote requirements.

Right to call Special Meetings

We generally expect companies to allow large shareholders to call special meetings. A large shareholder may be defined by a reasonable threshold or in line with prevalent market practices.

Proxy Access

We generally consider ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group in our evaluation of proposals related to proxy access.

E.	Capital Structure

We expect any changes to the capital structure to be driven by legitimate business needs and not as a means of anti-takeover defense. We generally expect companies to ensure that such changes do not disadvantage shareholders.

Companies should provide a clear business rationale when requesting the authorization, or increase in authorization, of new shares or new share classes. They ought to request a reasonable number of shares in relation to the purpose outlined. Companies should follow prevalent market practices, such as offering pre-emptive rights, to ensure shareholders are not excessively diluted, unless required by specific circumstances which are clearly stated.

We generally consider specific company and market context when we evaluate proposals on dividend payout ratios and related matters.

F.	Corporate Transactions & Proxy Fights

We expect companies to provide a clear economic and strategic rationale for proposed transactions. We also expect disclosure of any financial benefits to the board or executives from any proposed transaction and will generally look for assurances that shareholder interests were prioritized. We generally assess company-specific circumstances when evaluating voting matters related to mergers, acquisitions, other special corporate transactions, and contested elections.

G.	Shareholder Proposals

In assessing shareholder proposals, we will carefully consider the potential financial materiality (as appropriate to the investment strategy) of the issues raised in the proposal, as well as the company’s exposure to relevant risks and opportunities, current disclosures on the topic, and the sector and geography in which the company operates. We generally seek to balance concerns of reputational, operational, litigation and other risks that lie behind the proposal against costs of implementation.

We generally support proposals that seek to enhance useful disclosure on potentially financially material issues (as appropriate to the investment strategy), including but not limited to climate, biodiversity, human rights, supply chain, workplace safety, human capital management and pay equity. We focus on understanding the company’s business and commercial context and recognize that there is no one size fits all that can be applied across the board.

We generally do not support shareholder proposals on matters best left to the board’s discretion, or addressed via legislation or regulation, or that would be considered unduly burdensome. We also generally do not support shareholder proposals related to matters that we do not consider to be financially material (as appropriate to the investment strategy) for the company.

CLEARWATER INTERNATIONAL FUND

ARTISAN PARTNERS

PROXY VOTING POLICY

Introduction

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Artisan Partners, is in the clients’ economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

Responsibility for Voting

Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act (ERISA) and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

Primary Consideration in Voting

When Artisan Partners votes a client’s proxy with respect to a specific issuer, a client’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

Engagement of Service Provider

Artisan Partners has engaged ISS (Institutional Shareholder Services) (ISS) to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged an additional service provider Glass, Lewis & Co. (GL) to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

Voting Guidelines

•

Client Policy — If Artisan Partners has agreed to vote in accordance a client’s proxy voting policy, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.

•

No Client Policy — If Artisan Partners has not agreed to vote in accordance with a client’s proxy voting policy, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client’s account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the Guidelines). The Guidelines set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

•	Limitations on Exercising Right to Vote — In the following circumstances Artisan Partners will not vote a client’s proxy:

•

No Responsibility — In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client’s proxy after a client has terminated its advisory relationship with Artisan Partners.

•

Limited Value — Artisan Partners may abstain from voting the client’s proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•

Unjustifiable Costs or Disadvantages — Artisan Partners may also abstain from voting the client’s proxy when the costs of or disadvantages resulting from voting, in Artisan Partners’ judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. In addition, in some non-U.S. jurisdictions issuers may require documentation that is difficult to obtain or produce as a condition of voting. Therefore, in some cases, those shares will not be voted.

•

Securities Lending — Certain of Artisan Partners’ clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Therefore, in most cases, those shares will not be voted. Artisan Partners may seek to recall securities on loan to vote a proxy when Artisan Partners determines that the value of voting outweighs the cost of recalling shares.

Proxy Voting Committee

•	Artisan Partners’ Proxy Voting Committee is responsible for:

•	Overseeing the proxy voting process

•	Reviewing this Proxy Voting Policy at least annually and developing the Guidelines

•	Granting authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting

•	Making determinations as to the votes to be cast with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) where there is an actual or potential conflict of interest

•

Reviewing any voting discrepancies or operational issues identified through the Proxy Administrator’s reconciliation process The Proxy Voting Committee is comprised of the persons appointed by Artisan Partners from time to time, as such may be amended from time to time.

Unless otherwise noted herein, action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

Administration

•

Designation of Proxy Administrators — Members of the trading operations department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

•	Receipt and Recording of Proxy Information — The legal and compliance department is responsible for establishing in the records for each client if the client has:

•	vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

•	adopted a proxy voting policy that Artisan Partners is required to follow.

Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

•

Notification to Custodian and ISS — For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the trading operations department or a Proxy Administrator shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS and shall notify ISS of those instructions.

•

ISS Reports on Pending Proxy Solicitations — ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS’ reports as necessary, but no less frequently than weekly.

•

Potential Conflicts of Interest — In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is an employee of Artisan Partners or a director of Artisan Partners Asset Management Inc., its subsidiaries or a fund sponsored by Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

Each person who serves as a Proxy Administrator, is a member of an investment team that recommends votes or serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the Identified Issuers), and provide such list to each Proxy Administrator.

Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, the procedures described below will be followed.

•

Voting Analysis — ISS or GL deliver information relating to their research on particular votes and their vote recommendations electronically to the Proxy Administrators. A Proxy Administrator shall review the research and vote recommendations.

•	For votes directed by the investment team:

•

the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners’ clients as shareholders; in which case, the investment team(s) shall notify a Proxy Administrator, who will then provide a member of the Proxy Voting Committee with a summary of the information relating to the relevant proxy proposal and the recommended vote together with ISS’s and/or GL’s analyses. A member of the Proxy Voting Committee shall consider the investment team’s recommended vote, any analysis available from ISS or GL and whether the vendor has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Proxy Voting Committee will generally follow the recommendation.

•

In certain circumstances, investment team(s) shall be granted access to cast their ballots directly with the proxy data provider. After submission, a Proxy Administrator shall follow standard record keeping processes to document the vote. In cases where the subject security could present a conflict of interest, the Proxy Administrator shall follow the process outlined below.

•	For votes relating to routine or corporate administrative items (as identified in the Guidelines) other than investment team directed votes as described above:

•	the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines.

•	For all other votes (identified as discretionary issues in the Guidelines):

•

the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security or a member of the Proxy Voting Committee to ascertain or confirm the team’s recommendation with respect to the vote. If the vote pertains to an Identified Issuer, the Proxy Administrator will disclose the potential conflict and ask whether the potential conflict has influenced the voting recommendation.

•

The Proxy Administrator will provide the voting recommendation to at least one member of the Proxy Voting Committee, who shall review the vote to evaluate whether the recommended vote appears to be the result of a conflict of interest. The member of the Proxy Voting Committee will consider the recommended vote, any analysis available from ISS or GL and whether ISS or GL have a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest.

•	In the absence of a conflict of interest, the Committee will generally follow the recommendation. If a conflict of interest is identified or the vote pertains to an Identified

Issuer, the Committee will determine the course of action that it believes would best serve the interests of Artisan Partners’ clients as shareholders.

•

If the Committee concludes that a voting recommendation was influenced by a conflict of interest, the Committee may instruct the firm’s Proxy Administrator to vote proxies in accordance with the recommendations of ISS or GL or provided that such service provider provides research and analysis with respect to the issuer in question and the Committee member has reason to believe the service provider is independent of the issuer. If none of the vendors meet these requirements, the Committee shall consider what course of action will best serve the interests of Artisan Partners’ clients, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

In certain circumstances, ISS or GL may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from ISS and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, the recommendations of the team or a member of the Proxy Voting Committee shall be followed in accordance with and subject to the guidelines set forth above.

Review of Votes Cast

On a monthly basis, Artisan Partners monitors strategy votes to ensure ballots are processed on a consistent basis. On a quarterly basis, Artisan Partners engages in a vote reconciliation process for a representative account in each investment strategy managed by Artisan Partners. Artisan Partners determines whether proxy ballots for each meeting held during the quarter were voted in accordance with Artisan Partners’ voting instructions and this Proxy Voting Policy. Any voting discrepancies or operational issues identified through this reconciliation are recorded and reviewed by the Proxy Voting Committee at its next meeting.

In some cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, a full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client’s custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. A full reconciliation of votes cast and shares held by those clients also is not possible. However, if a discrepancy is identified, Artisan Partners shall use reasonable efforts to determine the reasons for the discrepancy, and if such discrepancy is due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

Records and Reports

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Reports — Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners’ Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners’ proxy voting records with respect to a client’s account available to that client or its representatives for review and discussion upon the client’s request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners’ proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

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Records — Basis for Vote — Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

•	For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

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For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member or a member of the Proxy Voting Committee.

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Records — General — The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners’ request:

•	a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;

•	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

•	a copy of each written client request for Artisan Partners’ proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

•	a copy of Artisan Partners’ Proxy Voting Policy, including the Guidelines.

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Records — Retention — All records kept under this Records and Reports section shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

Business Group Owner:	Trade Operations

Date of Last Revision:	13 August 2025

Applicable to:	Artisan Partners Limited Partnership Artisan Partners UK LLP

Appendix A

Proxy Voting Guidelines

I.	Background

The following proxy voting guidelines (Guidelines) summarize Artisan Partners’ positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy data provider.

The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners’ clients for which Artisan Partners has voting authority. The proxy data provider is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners’ investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.	General Guidelines

A.

Reliance on Information Provided by and Due Diligence of the proxy data provider — Artisan Partners may rely on the information provided by and due diligence efforts of the proxy data provider in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by the proxy data provider is incorrect.

B.

Non-U.S. Securities — In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (share blocking). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or the proxy data provider on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client’s proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client’s account unless the client, in conjunction with the client’s custodian, has fulfilled these requirements.

C.

Securities Lending — Certain of Artisan Partners’ clients engage in securities lending programs under which a client’s shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. In some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted. Artisan Partners may seek to recall securities on loan to vote a proxy when Artisan Partners determines that the value of voting outweighs the cost of recalling shares.

D.

Securities Not Acquired by Artisan Partners — From time to time, Artisan Partners’ client accounts may hold securities not specifically acquired for such accounts by Artisan Partners. Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients’ investments in short-term investment funds for cash management purposes. When Artisan Partners receives proxies relating to such securities and the position(s) remain within the account, it will vote in accordance with the recommendations of the proxy data provider.

E.

Consideration of Relevant Factors — These Guidelines provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the individual circumstances of a specific proposal or meeting. From time to time, this may result in certain account(s) voting differently on a given proposal than other accounts within the same strategy or in a manner that is inconsistent with these Guidelines.

III.	Routine and Corporate Administrative Items

A.	Operational Items

1.

Adjourn Meeting — Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals if Artisan Partners favors all proposals following an agenda item to adjourn.

2.

Amend Quorum Requirements — Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.

Minor Amendment to Charter or Bylaws — Vote FOR bylaw or charter changes that are housekeeping or administrative in nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

4.	Change Company Name — Vote FOR proposals to change the corporate name.

5.

Change in Principal Place of Business or Registered Office — Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

6.

Change Date, Time, or Location of Annual Meeting — Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

7.

Virtual Meetings of Shareholders — Generally vote FOR management proposals to hold shareholder meetings using audio and video transmission (including live webcasts or virtual), if the company discloses the circumstances under which virtual-only meetings will be held. These meetings should afford shareholders similar opportunities to participate electronically as they would at an in-person meeting.

8.	Ratify Auditors — Vote FOR management proposals to ratify the selection of auditors, unless:

•

An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, including whether the amount of consulting or related services provided by the auditor to the issuer or the fees paid for non-audit services account for 50% or more of totals fees; or

•	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Serious concerns about accounting practices are identified such as fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

9.

Authorize Board to Fix Remuneration of Auditors — Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

10.	Confidential Voting — Vote FOR proposals to adopt confidential voting, use independent vote tabulators or use independent inspectors of election.

11.	Submission of Financial Statements and Statutory Reports — Vote FOR the adoption or approval of routine submissions of an issuer’s annual financial statements and statutory reports.

12.

Dividend Distributions and Profit Distribution/Allocation Plans — Vote FOR routine submissions of an issuer’s cash or stock dividend payout and profit distribution/allocation plans (including dividend capitalization or share capital reduction plans accompanied by cash distributions), assuming pro rata payout or distribution to all shareholders. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

13.

Transact Other Business or Grant a Blank Proxy — Vote AGAINST proposals to approve other business when it appears as a voting item or to give proxy authority to a specified person to vote, at that person’s discretion, on any item that has yet to be raised and/or about which no information has been disclosed.

14.

Electronic Communications to Shareholders — Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

15.	Re-Registration of Shares — Vote FOR the re-registration of shares to maintain investment flexibility.

16.	Routine Items of Foreign Issuers — Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

•	election of chairman of the annual general meeting (AGM);

•	designation of an independent proxy;

•	preparation and approval of list of shareholders entitled to vote at AGM;

•	approval of meeting agenda;

•	approval of minutes of previous AGM, and technical or immaterial amendments to previously approved minutes of such AGM;

•	approval of routine capital budget requests in the absence of any known concerns or evidence of prior mismanagement;

•	acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman’s reports, operations reports, reports on company performance, etc.;

•	appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

•

board fees or remuneration schedule/plan paid to all directors, unless the amounts are excessive relative to other companies in the country/industry or paid for services other than a director’s board-related activities;

•

discharge of responsibility of the management, supervisory board or the auditor for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

•	approval of retirement plans or payments relating to those plans for employee directors;

•	approval of general meeting guidelines;

•	grant of authorization to the board of directors to ratify and execute approved resolutions;

•	designation of inspector or shareholder representative for approval of the minutes of the AGM;

•	acknowledgment of the proper convening of the AGM;

•

adoption of or approval of changes to procedural rules for shareholders’ general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations;

•	authorization to form a special committee and elect its members to conduct shareholder meeting formalities (i.e. verify quorum);

•	authorization to hold general meetings (other than AGMs) with 14 days’ notice in limited and time-sensitive circumstances where it would be to the advantage of shareholders as a whole;

•	authorization to make donations to EU and/or UK political organizations for the purpose of preventing an inadvertent breach of applicable governing laws;

•	approval to create corporate website and related amendments that govern the terms of use of the company’s website;

•	review and acceptance of the financial statements of subsidiaries;

•	approval of affiliation agreements with subsidiaries;

•

approval of provisional guarantees so long as the guarantee is not being provided to an unnamed entity or an entity that the company has less than 75% equity ownership in and the guarantee amount does not exceed the company’s ownership;

•

approval of loan financing requests, including applications for lines of credit, so long as the proceeds from the loan(s) will not be made to directors, supervisors, or senior management either directly or indirectly through its subsidiaries

In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of the proxy data provider.

17.	Appoint Special Appraiser — Vote FOR proposals to appoint certain appraisers, special auditors or liquidators unless there are concerns noted related to the appointment.

B.	Board of Directors

1.	Director Nominees in Uncontested Elections — Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be WITHHELD/AGAINST nominees who, as reported in the issuer’s proxy statement or materials provided by the proxy data provider:

•

Attended less than 75% of the board and committee meetings without a valid reason for the absences, if reported. Valid reasons include illness, absence due to company business, or other circumstances outside of the director’s control where sufficient facts are available to suggest the absences were duly justified, unless the nominee has served on the board for less than one fiscal year. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be WITHHELD/AGAINST even if such absence reduced the director’s attendance below 75%;

•

In the case of chronic poor attendance without justification, in addition to voting WITHHOLD/AGAINST the director nominee, generally vote WITHHOLD/AGAINST from members of the nominating or governance committees or the full board.

•	Have pledged a large portion of shares in terms of total common shares outstanding, market value, or trading volume. Nominees who meet these criteria will be treated on a CASE-BY-CASE basis;

•

With respect to director candidates of U.S. companies, are non-independent nominees when the company lacks a key committee (audit, compensation, or nominating). Nominees who meet these criteria will be treated on a CASE-BY-CASE basis;

•

With respect to director candidates of Non U.S. companies, are the chair of the nominating committee at companies where board independence concerns have been raised by the proxy data provider. Nominees who meet these criteria will be treated on a CASE-BY-CASE basis;

•

Voted to implement or renew a dead-hand or slow-hand poison pill or voted to make material adverse modifications, without shareholder approval, to an existing pill. Nominees who meet these criteria will be treated on a CASE-BY-CASE basis;

•

Voted to amend the company’s charter or bylaws without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders. Nominees who meet these criteria will be treated on a CASE-BY-CASE basis;

•	Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years (unless Artisan Partners did not support such proposal);

•	Ignored a shareholder proposal approved by a majority of the shares outstanding (unless Artisan Partners did not support such proposal);

•	Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

•

With respect to director candidates of U.S. companies only, serves on the board of directors of more than five publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate’s outside boards);

•

With respect to director candidates of non-U.S. companies, if our proxy data provider identifies a candidate as being over-boarded with respect to local market practices, the candidate’s nomination will be voted on a CASE-BY-CASE basis;

•	In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense;

•

Has egregiously failed in their risk oversight responsibilities such as, but not limited to, demonstrably poor oversight related to environmental or social issues. Nominees who meet this criteria will be treated on a CASE-BY-CASE basis;

•

Are the Chair of the nominating committee at companies where there are no women on the company’s board, unless the firm has made a commitment towards improving gender diversity by appointing at least one female to the board in the near term or there was a female on the board at the preceding annual meeting or other reasonable justification is provided by the company. Nominees who meet this criteria will be treated on a CASE-BY-CASE basis;

•

Are the Chair of the nominating committee at companies where there is no apparent racial and/or ethnic diversity on the company’s board, unless the firm has made a commitment to address the concern in the near term or there was racial and/or ethnic diversity on the board at the preceding annual meeting or other reasonable justification is provided by the company. Nominees who meet this criteria will be treated on a CASE-BY-CASE basis

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled “Proxy Contests” under Discretionary Issues section of the Guidelines.

2.

Service on Other Boards — Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

3.

Board Size — Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

4.

Classification/Declassification of the Board — Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

5.

Cumulative Voting — Vote proposals to eliminate cumulative voting in accordance with the recommendations of each investment team or strategy based on the portfolio management’s investment philosophy as follows:

AGAINST – Sustainable Emerging Markets, Global Equity, International Small-Mid, U.S. Value;

FOR – International Value, Global Value;

CASE-BY-CASE –Growth, Antero Peak Group, Developing World, EMsights Capital Group.

In director elections of companies in countries where cumulative voting is required by law or regulation, vote for the directors in accordance with the cumulative voting recommendations by the proxy data provider.

6.

Indemnification and Liability Protection — Vote FOR proposals that indemnify directors and/or officers unless the proxy data provider has identified concerns with the proposal (e.g. the proposal indemnifies directors’ and officers’ in cases of fraud, gross negligence or criminal actions). In a circumstance were the proxy data vendor identifies a concern with the proposal vote CASE-BY-CASE

7.

Filling Vacancies — Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

8.

Director Resignations — Vote FOR management proposals to accept resignations of directors from the board or committees on which they serve, unless there are apparent contentious issues relating to or requiring the resignation, in which case it shall be voted on a CASE-BY-CASE basis.

9.	Removal of Directors — Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

10.	Majority Vote Requirements — Vote FOR management proposals to require election of directors by a majority of votes cast.

C.	Mergers and Corporate Restructuring

1.	Appraisal Right — Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

2.

Conversion of Securities and Corporate Reorganizations — Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

D.	Antitakeover Defenses and Voting Related Issues

1.	Amend Bylaws without Shareholder Consent — Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

2.

Control Share Acquisition Provisions — Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	Fair Price Provisions — Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

4.	Greenmail — Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5.	Issue Stock for Use with Rights Plan — Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

6.	Stakeholder Provisions — Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

7.	Supermajority Vote Requirements — Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

8.

Control Share Cash-Out Provisions — Vote FOR proposals to opt out of control share cash-out statutes. Such statutes give dissident shareholder(s) the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position.

9.

Disgorgement Provisions — Vote FOR proposals to opt out of state disgorgement provisions. Such provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge to the company any profits realized from sale of that company’s stock purchased 24 months before achieving control status.

10.

Freeze-Out Provisions — Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

E.	Capital Structure

1.

Adjustments to Par Value of Common Stock — Vote FOR management proposals to reduce or eliminate the par value of common stock (including through share capital reduction plans that provide for pro rata capital repayments) or to increase the par value of common stock in order to capitalize cash dividends paid to all shareholders on a pro rata basis, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action. Additionally, vote FOR any amendments to bylaws or other corporate documents related to the items above.

2.

Common Stock Authorization — Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

3.

Preferred Stock Authorization — Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals to increase number of authorized shares of class or series of preferred stock that has superior voting rights, at a company that has more than one class or series of preferred stock, unless clients hold the class with superior voting rights.

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense without prior stockholder approval).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (blank check preferred stock).

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

4.	Dual Class Stock — Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

5.

General Issuances of Equity, Equity-Linked or Other Securities not related to a merger (i.e., warrants, rights, convertibles, debt instruments) — Generally vote FOR proposals to issue equity, equity-linked or other securities with preemptive rights to a maximum of 100% over currently issued capital. Generally vote FOR such proposals without preemptive rights to a maximum of 20% over currently issued capital considering whether discount limits and the number of times the mandate may be refreshed are in line with local market practices. Proposal types that are commonly voted based on these criteria include, but are not limited to, non-executive employee stock purchase plans, restricted share issuances, and private placements not related to mergers or corporate restructuring. With respect to debt issuances, generally vote FOR proposals which increase debt-to-capital ratio by 15% or less, otherwise these proposals will be voted on a CASE-BY-CASE basis.

6.

Share Repurchase Programs — Vote FOR management proposals to institute open-market share repurchase plans, except that proposals where there is evidence that a proposed repurchase plan is not fair to all shareholders or where the company indicates that a proposed repurchase plan may continue during a takeover period shall be voted on a CASE-BY-CASE basis.

Vote FOR management proposals to authorize the use of financial derivatives when repurchasing shares if voted FOR the approval of the relevant share repurchase plan.

Vote FOR management proposals to repurchase shares for the purpose of retiring them from special purpose plans, like corporate incentive or bonus schemes, if the repurchase is consistent with the terms of the plan/scheme.

7.

Reissuance of Repurchased Shares — Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

8.	Cancellation of Repurchased Shares — Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

9.

Stock Distributions: Splits and Dividends — Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the effective increase in authorized shares would not result in an excessive number of shares available for issuance relative to outstanding shares.

10.	Reverse Stock Splits — Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

11.	Stock Splits — Vote FOR management proposals to implement a stock split when there is no dilution to existing shareholders.

F.	Executive and Director Compensation

1.	Stock Plans in Lieu of Cash — Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

2.	Director Retirement Plans — Vote AGAINST retirement plans for non-employee directors.

3.

Incentive Bonus Plans and Tax Deductibility Proposals — Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested and if the plan does not contain an evergreen provision.

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

4.

Advisory Vote on Say on Pay Frequency — Vote proposals regarding the frequency in which companies must present shareholders with an advisory vote on executive compensation in accordance with the recommendations of each investment team or strategy based on the portfolio management’s investment philosophy as follows:

One Year – U.S. Value, International Value, Global Value, Global Equity, International Small-Mid, Growth, Antero Peak Group, Developing World, EMsights Capital Group;

Two Years – Sustainable Emerging Markets.

5.

Executive Death Benefits (Golden Coffins) — Vote FOR proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

G.

Bundled Proposals (Routine Items Only) — Vote bundled or “conditioned” proposals that consist of routine items and that, if voted separately, would result in the same vote in alignment with the recommendation. However, if conflicting outcomes would result if voting individually, vote on a CASE-BY-CASE basis.

IV.	Discretionary Issues

A.

Shareholder Proposals — Vote CASE-BY-CASE for all shareholder proposals, except for shareholder proposals to change the date, time or location of annual meeting, which shall be voted in accordance with Section III.A.6.

B.	Environmental and Social Proposals – Votes on environmental or climate related and social proposals are voted on a CASE-BY-CASE basis considering, as applicable:

•	If the matters presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the matter(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the matter(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

C.	Board of Directors

1.	Majority of Independent Directors — Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

2.

Majority of Independent Committee Members — Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

3.

Cumulative Voting — All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company’s governing documents and the company’s relative performance.

4.

Indemnification and Liability Protection — Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director’s or officer’s legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

5.	Establish/Amend Nominee Qualifications — Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

6.	Proxy access rights – Vote management proposals to adopt proxy access rights on a CASE-BY-CASE basis.

7.

Term/Tenure Limits – Vote CASE-BY-CASE on proposals that establish or amend director tenure or term limits taking into consideration the robustness of the company’s board evaluation process, the proposed length of the limit, and rationale.

8.	Age Limits — Vote CASE-BY-CASE on proposals to impose a mandatory retirement age for directors or proposals that seek to eliminate such a requirement.

D.	Proxy Contests

1.

Director Nominees in Contested Elections — Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors, as applicable:

•	Performance of the company relative to its peers;

•	Strategic plans of the incumbents and the dissidents;

•	Independence of directors/nominees;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Experience and skills of board candidates;

•	Responsiveness to shareholders;

•	Whether takeover offer has been rebuffed.

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

2.

Non-Director Voting Items — Votes on matters other than election of directors in proxy contests should be decided on a CASE-BY-CASE basis, even if such matters would otherwise be routine voting items under this policy.

3.

Reimbursing Proxy Solicitation Expenses — In cases where Artisan Partners votes FOR the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

E.	Mergers and Corporate Restructuring

1.

Mergers and Acquisitions, Asset Purchases and Asset Sales — Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

•	Strategic rationale for the transaction and financial and operational benefits;

•	Offer price (cost vs. premium) and market reaction;

•	How the transaction was negotiated and the process;

•	Changes in corporate governance and their impact on shareholder rights;

•	Conflicts of interest.

2.

Conversion of Securities and Corporate Reorganizations — Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position;

•	Conversion price relative to market value;

•	Financial issues;

•	Control issues;

•	Termination penalties;

•	Terms of the offer;

•	Management’s efforts to pursue other alternatives;

•	Conflicts of Interest.

3.	Formation of Holding Company — Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure;

•	Changes to the articles of incorporation or bylaws of the company.

4.	Going Private and Going Dark Transactions (LBOs and Minority Squeezeouts) — Vote on going private transactions on a CASE-BY-CASE basis, taking into account, as applicable:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Other alternatives/offers considered;

•	Non-completion risk;

•	Conflicts of interest.

5.

Issuance of Warrants/Convertibles/Debentures related to a merger, acquisition or other corporate reorganization — Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

•	Management’s efforts to pursue alternatives;

•	Control issues;

•	Conflicts of interest.

6.	Joint Ventures — Vote CASE-BY-CASE on proposals to form joint ventures, taking into account, as applicable:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives;

•	Non-completion risk.

7.	Liquidations — Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing, as applicable:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of the assets;

•	Compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

8.	Private Placements — Votes on proposals regarding private placements related to mergers or corporate restructuring should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

•	Management’s efforts to pursue alternatives;

•	Control issues;

•	Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

9.

Prepackaged Bankruptcy Plans — Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating, as applicable:

•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

•	Management’s efforts to pursue other alternatives;

•	Control issues;

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

10.	Recapitalizations — Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account, as applicable:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms, including fairness opinion;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest;

•	Other alternatives considered.

11.	Spinoffs — Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering, as applicable:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Benefits that the spinoff may have on the parent company;

•	Valuation of spinoff;

•	Conflicts of interest;

•	Any changes in corporate governance and their impact on shareholder rights;

•	Change in the capital structure.

12.	Exclusive Venue — Vote CASE-BY-CASE on exclusive venue proposals giving consideration to the following factors, as applicable:

•	The company’s stated rationale for adopting such a provision;

•

Whether the company has appropriate governance features, such as an annually elected board, a majority vote standard in uncontested director elections and the absence of a poison pill, unless the pill was approved by shareholders.

13.	Related-party transactions – Vote CASE-BY-CASE on related-party transactions giving consideration to the following factors, as applicable:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors, where provided;

•	The views of an independent financial adviser, where appointed;

•	Whether any parties to the transaction, including advisers, are conflicted;

•	The stated rationale for the transaction, including discussions of timing.

F.	Antitakeover Defenses

1.

Fair Price Provisions — Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors, as applicable:

•	Percentage of outstanding shares that an acquirer must obtain before triggering the defense;

•	Formula employed in determining fair price;

•	Vote needed to overcome the board’s opposition to the acquisition;

•	Vote required to repeal or amend the fair pricing provision;

•	Size of the block of shares controlled by officers, directors, and their affiliates;

•	Other takeover provisions;

•	Company history relating to premium acquisition offers.

2.

Greenmail — Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

3.

Poison Pills (Shareholder Rights Plans) — Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes, as applicable:

•	20% or higher flip-in or flip-over;

•	Two to three-year sunset provision;

•	No dead-hand, slow-hand, no-hand or similar features;

•

Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4.

Shareholders’ Ability to Call Special Meetings — Votes on proposals to restrict or prohibit shareholders’ ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.

G.	State or Country of Incorporation

1.

State Takeover Statutes — Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

2.

Reincorporation Proposals — Votes on proposals to change a company’s state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, as applicable:

•	Reasons for reincorporation;

•	Comparison of company’s governance provisions prior to and following the transaction;

•	Comparison of corporation laws of original state or country and destination state or country.

H.	Capital Structure

1.

Common Stock Authorization — Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the specific purpose of the proposed increase, the dilutive impact of the request, as well as the Board’s past performance in using authorized shares among other factors.

2.

Preferred Stock — Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

3.

Reverse Stock Splits — Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the company’s rationale.

4.	Tracking Stock — Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors, as applicable:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans;

•	Other alternatives such as a spinoff.

I.	Executive and Director Compensation

1.

Bundled Compensation — Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

2.

Compensation Plans (Management “Say on Pay”) — Votes on compensation plans for executives and directors, including advisory votes on compensation matters, are determined on a CASE-BY-CASE basis, taking into account the company’s performance and pay practices relative to industry peers, potentially problematic pay practices, or unresponsiveness with respect to past proposals or shareholder feedback regarding compensation concerns among other factors.

3.

Remuneration Report — Votes on an issuer’s compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the company’s performance and pay practices relative to industry peers among other factors.

4.

Stock Plans in Lieu of Cash — Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the specific parameters of the proposed plan. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

5.

Management Proposals Seeking Approval to Reprice Options — Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following, as applicable:

•	Historic trading patterns;

•	Rationale for the repricing;

•	Value-for-value exchange and treatment of surrendered options;

•	Option vesting period and term of the option;

•	Option exercise price.

6.	Executive Stock Purchase Plans — Votes on qualified employee stock purchase plans for executives should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Purchase price compared to fair market value;

•	Offering period;

•	Potential voting power dilution.

Votes on non-qualified executive stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Broad-based participation by company employees;

•	Limits on employee contributions;

•	Company matching contributions;

•	Discounts on the stock price at the time of purchase.

7.	Incentive Bonus Plans and Tax Deductibility Proposals — Votes on new or amended plan proposals containing evergreen provisions should be considered on a CASE-BY-CASE basis.

Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the overall impact of the amendment(s).

8.

Golden and Tin Parachutes — Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm; and

•	The triggering mechanism should be beyond the control of management.

9.

Bonus Banking/Bonus Banking “Plus” — Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results based on performance metrics on which the bonus was earned, taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio;

•	Whether the company has a rigorous claw-back policy in place.

10.

Shareholder Ratification of Director Pay Programs — Vote CASE-BY-CASE on management proposals seeking the ratification of non-employee director compensation taking into account the features of the plan including, but not limited to, the following factors:

•	If the equity plan is on the same ballot, whether or not the plan warrants support;

•	The presence of problematic pay practices;

•	Equity awards vesting schedules;

•	Meaningful limits on director compensation;

•	Quality of disclosure surrounding director compensation.

11.

Equity Plans for Non-Employee Directors — Vote CASE-BY-CASE on management compensation plans for non-employee directors taking into account the features of the plan including, but not limited to, the following factors:

•	Total estimated cost of the plan relative to industry and market cap peers;

•	The company’s three-year burn rate or value-adjusted burn rate relative to industry and market cap peers;

•	The presence of problematic pay practices.

J.	Bundled Proposals — Vote bundled or “conditioned” proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

WCM Investment Management

Proxy Voting Procedures

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, the Proxy Voting Rule, Rule 206(4)-6, and for ERISA accounts, the DOL’s Proxy Voting Rule, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients. Even when WCM has proxy voting authority, a Client may request that WCM vote in a certain manner. Any such instructions shall be provided to WCM, in writing or electronic communication, saved in the Client files and communicated to the Portfolio Associate and Proxy Admin.

Special Rules for ERISA.

Unless proxy voting responsibility has been expressly reserved by the plan, trust document, or investment management agreement, and is being exercised by another “named fiduciary” for an ERISA Plan Client, WCM, as the investment manager for the account, has the exclusive authority to vote proxies or exercise other shareholder actions relating to securities held for the Plan’s account. The interests or desires of plan sponsors should not be considered. In addition, if a “named fiduciary” for the plan has provided WCM with written proxy voting guidelines, those guidelines must be followed, unless the guidelines, or the results of following the guidelines, would be contrary to the economic interests of the plan’s participants or beneficiaries, imprudent or otherwise contrary to ERISA.

Investors in WCM Private Funds which are deemed to hold “plan assets” under ERISA accept WCM’s investment policy statement and a proxy voting policy before they are allowed to invest.

1.	Role of the Independent Proxy Adviser

WCM uses the proxy voting recommendations of Glass Lewis (our “Proxy Adviser”). The purpose of the Proxy Advisers proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance and create shareholder value. Because the Proxy Adviser is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. The Proxy Adviser’s approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – the Proxy Adviser analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

The voting recommendations of the Proxy Adviser are strongly considered; however, the final determination for voting in the best economic interest of the clients is the responsibility of the relevant strategy Investment Strategy Group (“ISG”). When a decision is reached to vote contrary to the recommendation of the Proxy Adviser, the ISG will address any potential conflicts of interest (as described in this policy) and proceed accordingly. They will maintain documentation to support the decision, which will be reviewed by the Compliance Team.

WCM will take reasonable steps under the circumstances to make sure that all proxies are received and for those that WCM has determined should be voted, are voted in a timely manner.

2.	Role of the Portfolio Associate.

The Portfolio Associate is responsible for the onboarding and maintenance of Client accounts. For each Client, the Portfolio Associate:

a.	Determines whether WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;

b.

Instructs registered owners of record (e.g., the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to Broadridge/ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on the Proxy Adviser and/or WCM recommendations; and (3) maintain records of such votes electronically.

c.	Assigns the appropriate proxy voting guidelines based on a Client’s Investment Policy Guidelines; and

d.	Reports proxy voting records to the Client, as requested.

3.	Role of the Proxy Admin.

The Proxy Admin circulates proxy ballot information and administers the proxy vote execution process. The Proxy Admin:

a.	Monitors the integrity of the data feed between the Client’s registered owner of record and Broadridge/Proxy Edge;

b.	Executes votes based on the recommendation of the Proxy Adviser or ISG; and

c.	Ensures all votes are cast in a timely manner.

4.	Role of the ISG and Analysts

With the support of the Analysts, and in consideration of the voting recommendation of the Proxy Adviser, the Investment Strategy Group (ISG) is responsible for review of the Proxy Adviser policy and final vote determination. The ISG:

a.	Annually, reviews the policy of the Proxy Adviser to ensure voting recommendations are based on a Client’s best interest;

b.	Reviews the ballot voting recommendations of the Proxy Adviser; and

c.	Investigates ballot voting issues during the normal course of research, company visits, or discussions with company representatives.

If the ISG:

a.	Agrees with the voting recommendation of the Proxy Adviser, no further action is required;

b.	Disagrees with the voting recommendation of the Proxy Adviser, they will:

1)	Deal with conflicts of interest, as described below;

2)	Provide updated voting instructions to the Proxy Admin; and

3)	Document the rationale for the decision, which is provided to Compliance.

5.	Certain Proxy Votes May Not Be Cast

In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:

a.	Neither the Proxy Adviser’ recommendation nor specific client instructions cover an issue;

b.	In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.

In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. In such cases, materiality is determined and documented by the ISG.

Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

6.	Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer

WCM believes the use of the Proxy Adviser’s independent guidelines helps to mitigate proxy voting related conflicts between the firm and its clients. Notwithstanding WCM may choose to vote a proxy against the recommendation of the Proxy Adviser, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule the Proxy Adviser’s recommendation with respect to a proxy unless the following steps are taken by the CCO:

a.

The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.

1)

Significant Business Relationships—The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.

2)

Significant Personal/Family Relationships—the CCO will determine whether any Supervised Persons who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any Supervised Person of WCM who is involved in the proxy voting process (e.g., ISG members) and senior Supervised Persons of issuers for which WCM may vote proxies.

b.

If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. The CCO shall determine whether a proposal is material as follows:

1)

Routine Proxy Proposals—Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

2)

Non-Routine Proxy Proposals—Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

3)

Determining that a Non-Routine Proposal is Not Material—As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.

c.	For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:

1)

Obtain Client Consent or Direction—If the CCO approves the proposal to overrule the recommendation of the Proxy Adviser, WCM shall fully disclose to each client holding the security at issue the nature of the conflict and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

2)	Use the Proxy Adviser’s Recommendation—Vote in accordance with the Proxy Adviser’s recommendation.

d.

For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule the Proxy Adviser’s recommendation if the ISG reasonably determines that doing so is in the best interest of WCM’s clients. If the ISG decides to overrule the Proxy Adviser’s recommendation, the ISG will maintain documentation to support their decision.

7.	Dealing with Material Conflicts of Interest between a Client and the Proxy Adviser or Proxy Issuer

If WCM is notified by a client regarding a conflict of interest between them and the Proxy Adviser or the proxy issuer, The CCO will evaluate the circumstances and either:

a.	elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;

b.	if practical, seek a waiver from the Client of the conflict; or

c.	if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

8.	Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Advisers Act, and for ERISA accounts, the DOL’s Proxy Voting Rule, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

a.	a copy of these Proxy Policies, as they may be amended from time to time;

b.	copies of proxy statements received regarding Client securities;

c.	a record of each proxy vote cast on behalf of its Clients;

d.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and

e.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

9.	Disclosure

WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

10.	Oversight of the Proxy Adviser

Prior to adopting the proxy guidelines and recommendations of a Proxy Adviser, WCM will exercise prudence and diligence to determine that the guidelines for proxy recommendations are consistent with WCM’s fiduciary obligations. Each year, Compliance, in conjunction with input from the Proxy Admin, the ISG, and others as determined by the CCO, will review WCM’s relationship with, and services provided by the Proxy Adviser. To facilitate this review, WCM will request information from the Proxy Adviser in consideration of the Proxy Adviser processes, policies and procedures to:

•	Analyze and formulate voting recommendations on the matters for which WCM is responsible for voting and to disclose its information sources and methods used to develop such voting recommendations;

•	Ensure that it has complete and accurate information about issuers when making recommendations and to provide its clients and issuers timely opportunities to provide input on certain matters;

•	Resolve any identified material deficiencies in the completeness or accuracy of information about issuers for whom voting recommendations are made; and

•	Identify, resolve, and disclose actual and potential conflicts of interest associated with its recommendations.

Additionally, WCM will review the Proxy Adviser’s proposed changes to its proxy voting guidelines to ensure alignment with the ISG’s expectations. The Proxy Adviser typically distributes proposed changes to its guidelines annually; therefore, WCM’s review of these proposed changes will typically coincide with the Proxy Adviser’s schedule.

11.	Limitations on Proxy Voting

In certain circumstances, additional information from Clients, such as residency declarations, limited power of attorneys or similar details, may be necessary for WCM to exercise its proxy voting authority in compliance with jurisdictional or regulatory requirements. If such information is not provided by the Client, WCM reserves the right to abstain from voting proxies for that Client without further notice.

COOKE & BIELER, L.P.

PROXY POLICY

As a fiduciary, Cooke & Bieler has a duty and an obligation to serve the best interests of our clients and when delegated proxy voting authority, we seek to vote in a manner that maximizes shareholder value over time, thereby furthering the best interests and investment goals of our clients. Clients have the ability to retain the authority to vote their own proxies, and in these cases, they will not receive proxy information from Cooke & Bieler, but rather from a third-party proxy service provider or their custodian. In practice, many of our clients delegate to us the authority to vote proxies related to the securities in their accounts.

Decision Methods

Our approach to voting proxies for our clients is driven by the same deep, fundamental research that underpins our investment decisions. We additionally consider the voting recommendations of third parties, such as proxy service providers – currently Glass Lewis & Co. – that provide us with research on each proxy vote, but the research and recommendations are not determinative. We utilize two outside proxy firms, currently Broadridge and Proxytrust, to act as agent for the proxy process and to maintain records of each vote for our clients.

We vote in accordance with our key objective of maximizing shareholder value over time and therefore seek to vote in favor of proposals that result in tangible benefits to companies or benefit shareholders through increased disclosures. It is difficult to distill our decision-making process into prescriptive rules; we consider each ballot item individually and apply careful, fundamental, bottom-up research. Each vote is ultimately cast on a case-by-case basis while considering all relevant facts and circumstances at the time of the vote.

Proxy Voting Guidelines

Each proxy voting issue proposal is unique and must be considered individually, however, there are certain issues which frequently reappear on the ballots for publicly owned companies. We have formulated brief descriptions of these issues and how we generally vote on them. However, as each situation is unique, we may vote otherwise in particular instances when we deem doing so is in the best interests of shareholders.

I.	Corporate Governance

a.	Voting on Director Nominees in Elections

Votes on director nominees are determined on a case-by-case basis, examining factors including long-term corporate performance, the composition of the board and key board committees, and the board’s overall track record. We aim to support director nominees who have strong records of fulfilling their responsibilities to shareholders and possess the necessary skills and backgrounds to make informed decisions.

b.	Dual Chairperson/CEO

As we seek to invest in companies with strong and effective leadership, we generally support the company CEOs since, in many cases, a highly effective CEO can also serve as an effective Chair. We vote on the separation of Chairperson and CEO on a case-by-case basis.

c.	Board Independence

An effective board is able to generate and protect shareholder value while maintaining a proper tone at the top. In general, this is best achieved by boards comprised of individuals with diverse backgrounds, relevant experience, and sufficient independence. In assessing the independence of directors, we evaluate whether directors have records of making objective decisions and examine the directors’ relationships with the company and its executives, among others. We vote on the matter of board independence on a case-by-case basis.

d.	Stock Ownership Requirements

We generally vote against shareholder proposals requiring directors to own a minimum amount of company stock to qualify as a director or to remain on the board. Requiring stock ownership may limit the number of persons qualified to be on the board, and we believe that a director can serve the company well regardless of the extent of his or her ownership.

e.	Requiring Majority Voting for Election of Directors

Directors can be elected by either a plurality of votes cast or by a majority of votes cast or in some cases by a supermajority. We believe investors’ interests are best served by majority voting. In certain cases with low shareholder participation, plurality voting may result in a motivated minority of shareholders having disproportionate influence. A requirement for a supermajority, however, may act to entrench the current board and dilute the influence of shareholders. As a result, we generally vote for majority voting but against management proposals requiring a supermajority shareholder vote.

II.	Capital Structure

a.	Approve Distribution of Dividends

We generally vote for management proposals to distribute stock dividends.

b.	Preemptive Rights

We generally vote for proposals seeking to eliminate preemptive rights, while typically taking into consideration the size of the company, the shareholder base, and the liquidity of the stock, among other factors.

III.	Compensation

a.	Golden Parachutes

While we consider golden parachute proposals based on the specific circumstances, we generally vote against proposals that contain excessive cash severance packages. Well-structured golden parachutes may serve shareholder interests by encouraging executives to pursue mergers or sales that may result in a change of management; however, excessive payments may act as a disincentive to potential acquirers. More generally, we believe that high levels of compensation should be appropriately matched to superior performance over time and not oriented toward encouraging or discouraging mergers or takeovers.

b.	Pay for Superior Performance

We generally vote for proposals that reward executives for superior performance, taking into account factors such as the type of industry, the stage of the business cycle, and the details of current incentive programs, among others.

c.	Say-on-Pay

Amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), adopted in January 2011, require public companies to provide their shareholders with an advisory vote on the compensation of the most highly compensated executives. Public companies are also required to provide an advisory shareholder vote on the frequency of the Say-on-Pay vote occurrence (the amendments require Say-on-Pay votes at least once every six years).

Cooke & Bieler carefully reviews the compensation awarded to senior executives as we believe this is an area in which boards reveal their priorities. We believe that effective compensation arrangements should appropriately mix short and long-term performance-based incentives along with reasonable fixed pay elements. We recognize that performance metrics vary widely depending on the company and industry, among many other factors, and believe that transparent and timely disclosure of executive pay is instrumental in allowing shareholders to accurately evaluate if pay is in alignment with company performance. Our votes on executive compensation will be determined on a case-by-case basis and we generally vote in favor of proposals modifying the frequency of Say-on-Pay votes to annually.

d.	Shareholder Proposals to Limit Executive and Director Pay

We review all proposals seeking to limit executive and director pay on a case-by-case basis but generally vote in support of these proposals in cases where we consider executive and director pay to be excessive.

IV.	Auditors

a.	Ratifying Auditors

We generally vote for the appointment of independent auditors who do not have a financial interest in or association with the company and if audit integrity has not been compromised.

V.	Tender Offer Defenses

a.	Eliminate Supermajority Requirements

By requiring a large majority of shareholders (generally 67% to 90%) to approve critical changes, such as a merger or acquisition, supermajority vote requirements may effectively impede shareholder actions on ballot items that are highly impactful to shareholder interests. We therefore generally vote for proposals to eliminate supermajority requirements.

VI.	Mergers and Corporate Restructurings

a.	Mergers and Acquisitions

We consider mergers and acquisitions carefully, evaluating factors such as the financial and operating benefits, the offer price, the prospects of the combined companies, and any changes in the corporate governance and their impact on shareholder rights. We therefore generally vote any proposed mergers and/or acquisitions on a case-by-case basis.

VII.	Social and Environmental Issues

Once-rare, shareholder proposals now frequently appear on proxy ballots, often addressing environmental or social issues. We believe companies’ environmental and social practices may have material financial, regulatory, and reputational implications, and that thoughtful management of these issues can be an important tool for creating and increasing shareholder value. We consider each issue on a case-by-case basis. While we may not vote as management recommends, we hope to support effective management and oversight of our companies. We generally vote for proposals we believe provide shareholders valuable information, at a reasonable cost to the company, and/or address issues management has neglected. We generally vote against proposals that we believe are overly burdensome or unlikely to benefit the long-term economic interests of shareholders. In evaluating these issues, we generally consider the following factors:

•	Whether adoption of the proposal would have a positive or negative impact on the company’s short-term or long-term share value;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal.

Shareholder proposals which appear frequently include, but are not limited to, the following:

a.	Board Diversity

We believe that a board composed of individuals with diversity of experience, skills, and perspectives are generally better positioned to provide effective and strong company leadership. We therefore generally vote in support of director nominees with diverse and/or underrepresented backgrounds. Many proposals requiring additional reports or disclosures are not carefully constructed and would not meaningfully advance their stated objectives; thus, we vote such proposals on a case-by-case basis.

b.	Proposal to Lower the Ownership Threshold Required to Call a Special S/H Meeting

Generally, we are in favor of reasonable ownership threshold requirements to propose shareholder votes or call special meetings; we generally vote case-by-case on proposals to lower ownership thresholds. Institutional investors with the resources to conduct rigorous research and due diligence may obtain a more thorough understanding of ballot issues.

c.	Climate Change

Proposals that urge companies to increase disclosures regarding climate-change related issues may meaningfully increase shareholder understanding of the company’s policies on these issues. However, many companies have already taken significant steps to improve disclosure and shareholder proposals are often not carefully crafted. We therefore vote case-by-case on shareholder resolutions requesting increased or enhanced disclosure from companies on climate-related issues.

d.	Gender Pay Equality

We consider voting in support of thoughtful shareholder resolutions for greater disclosures on gender pay equity in certain circumstances where the company may not have addressed the issue to a satisfactory degree and where this may present a risk to the company and its shareholders.

Conflicts of Interest

Although rare, conflicts of interest between the firm and our clients on proxy issues may arise. Cooke & Bieler personnel may have a significant business or personal relationship with an issuer, or Glass Lewis may have a conflict with an issuer. Further, clients may take certain positions on shareholder and/or other proxy issues that may differ from our firm’s primary objectives and methods of voting proxies, in which case we vote in accordance with the instructions of the client(s). We have adopted a four-step process to identify and address any material conflicts of interest.

1.	Identify any issues where Cooke & Bieler has a significant business or personal relationship that would result in a conflict of interest.

a.

Cooke & Bieler identifies issuers with which there may be a conflict of interest and maintain a list of such issuers. Access persons of Cooke & Bieler who vote proxies have a duty to disclose to the firm any material conflicts of interest of which they have knowledge but may not have identified pursuant to this policy.

i.

A significant business relationship is defined as one that represents 5% or $1,000,000 of Cooke & Bieler’s revenues for the most recent fiscal year, whichever is less, or one that involves a significant relationship between Cooke & Bieler and a particular company that would create an incentive for Cooke & Bieler to vote in favor of management.

ii.	A significant personal/family relationship is one that would be reasonably likely to influence how Cooke & Bieler votes proxies.

2.	Identify proxy proposals where the conflict of interest may be material.

a.

Cooke & Bieler determines whether the conflict is material to any specific proxy proposal. If not, we will vote the proxy in accordance with our procedures and guidelines; if the conflict is material, we will vote according to an independent third party (currently Glass Lewis) after confirming that they do not have a conflict of interest.

3.	Determine whether Glass Lewis also has a conflict of interest.

a.

Glass Lewis provides prominent disclosures of potential conflicts on the cover of the relevant Proxy Paper research report. If Glass Lewis has a conflict of interest, then we will vote in accordance with another unaffiliated third-party provider.

4.	Document the conflict and its resolution.

Proxy Voting Process

1.	Broadridge routes our clients’ proxy voting materials and populates Available Voting Shares on ProxyEdge matched with Holdings Shares we provide them.

2.	The Proxy Administrator reconciles the Available Shares and Holding Shares which may differ due to securities lending.

3.	The Proxy Administrator forwards all meeting materials, including agenda items and Glass Lewis research, to the responsible analyst for review.

4.	Absent any material conflicts, the responsible analyst determines how the firm should vote.

5.

The Proxy Administrator votes all Available Shares according to the analyst’s intentions on ProxyEdge or Proxytrust, depending on the client. Any physical ballots that are delivered to our offices are voted by the Proxy Administrator online using ProxyVote or another specified website.

Responsibilities

Broadridge is responsible for: notifying Cooke & Bieler in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast.

The Compliance Team is responsible for: maintaining the proxy policies and procedures; determining when a potential conflict of interest exists; maintaining records of all communications received from clients requesting information on how their proxies were voted; and notifying clients how they can obtain voting records and policies and procedures.

The Operations Team is responsible for: determining which accounts Cooke & Bieler has proxy voting responsibilities for.

The Proxy Administrator is responsible for: obtaining the appropriate guidance from the portfolio manager on how to vote; and maintaining documents created that were material to the voting.

The Proxy Committee is responsible for: maintaining Cooke & Bieler’s proxy policy on a current basis; meeting annually to review our voting history and identify any key trends in conjunction with proxy season reviews from our proxy provider; monitoring our voting for adherence to our proxy policy; and evaluating proxy service providers at least annually.

Securities on Loan

Some clients of Cooke & Bieler may participate in securities lending programs. Cooke & Bieler does not direct or oversee such securities lending activities and will not typically request to recall securities on loan to be voted unless we believe that we are likely to affect the outcome of the vote. There is no guarantee that the shares will be returned in time to process the vote, as the ability to do so is not entirely within the control of Cooke & Bieler, requiring both the cooperation of the client and its other service providers.

Sit Investment Associates, Inc.

Sit Fixed Income Advisors II, LLC

(collectively, “SIA”)

Proxy Voting Policies and Procedures

I.	Regulatory Requirements.

The requirements governing proxy voting policies and procedures of registered investment advisers are set forth in Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Act”).

SIA is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) fiduciary duty provisions with respect to voting proxies on securities held in employee benefit plan accounts governed by ERISA as set out in Department of Labor Bulletin 08-2.

Set forth below are SIA’s procedures and policies on voting proxies for securities held in client accounts. These policies and procedures are adopted to ensure proxy matters are handled in accordance with the requirements of the above regulations.

II.	Proxy Voting Procedures

A.	Voting. SIA will vote all proxies for all securities held in client accounts unless a client has instructed SIA in writing not to vote proxies on its behalf.

B.

Proxy Voting Services. In order to efficiently vote each proxy consistent with the Proxy Voting Policies, SIA has entered into a Voting Agent Services (VAS) Agreement, with Institutional Shareholder Services (“ISS”), whereby ISS provides SIA with proxy analysis, vote execution, record keeping, and reporting services.

1.

Consistent with the requirements of Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), SIA shall at least annually review the adequacy of its these Proxy Voting Policies and Procedures established pursuant to such rule and the effectiveness of their implementation. Such review will include documentation of SIA’s evaluation and oversight of the activities or functions performed by third-party vendors that are reasonably designed to achieve compliance with applicable securities laws and regulations. Such documentation will include the evaluation of services provided by ISS.

C.	Process.

1.

Routine Proxy Proposals and Issues. SIA personnel as identified on Exhibit A will review the proposals on each proxy. SIA shall determine if the proxy includes a routine or non-routine issue. Routine proxy issues that are addressed in the Voting Guidelines shall be voted by SIA personnel in accordance with the Voting Guidelines. Routine proxy issues not addressed in the Guidelines may be voted by SIA personnel in accordance with the ISS recommendation. However, these policies are guidelines and each vote may be cast differently than the stated policies by the Proxy Committee, taking into consideration all relevant facts and circumstances at the time of the vote.

2.

Non-routine Proxy Proposals and Issues. Proxy votes concerning issues that are not routine or otherwise not addressed in the Voting Guidelines will be reviewed by the Proxy Committee or its designate(s). The Proxy Committee or its designee(s) will review each non-routine issue on the proxy, determine SIA’s vote and instruct SIA personnel how to vote the proxy.

3.	Vote Execution. SIA shall use ISS’s services and systems to execute the vote.

D.	Records

1.

SIA will maintain a record of each proxy vote cast for each client account. SIA may rely on the records maintained by ISS and also on readily available public records. The records shall be maintained for five years and shall include:

a)	proxy voting policies and procedures;

b)	proxy statements received regarding client securities;

c)	records of votes cast on behalf of clients;

d)	records of written client requests for proxy voting information and written responses by SIA to any such written or oral client request, and;

e)	any documents prepared by or on behalf of SIA that were material in making the decision on how to vote or that memorialized the basis for the decision.

E.	Client Direction

1.

Clients may instruct SIA to vote proxies for their account according to the client’s policies rather than SIA’s. For example, a client may have guidelines which promote a special interest such as social, religious, or political issues. Under this circumstance, SIA will vote the proxy according to the instructions of the client, which may be inconsistent with SIA’s Guidelines and the votes SIA casts on behalf other client accounts. SIA shall use ISS’s services and systems to execute the vote.

F.	Abstain from Voting

1.

SIA’s policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Additionally, there may be instances where SIA is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, ISS has not received a ballot for a client’s account or under other circumstances beyond SIA’s control.

G.	Investment Company Procedures

1.

SIA serves at the investment manager for the Sit Mutual Funds, a family of open-end registered investment companies. Sit Mutual Funds have delegated the voting of portfolio security proxies held by the Sit Mutual Funds to SIA. SIA shall provide the Sit Mutual Funds board of directors with the following information upon request and at least annually:

a)

A summary of SIA’s review performed pursuant to the requirements of Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) regarding the adequacy and operation of the SIA’s Proxy Voting Policies and Procedures; and

b)	The report filed on Form N-PX containing the Sit Mutual Funds’ proxy voting record for the most recent twelve-month period ended June 30.

III.	Proxy Committee.

A.	The members of the Proxy Committee are identified on Exhibit A.

B.

The Proxy Committee is responsible for the development and the implementation of SIA’s Proxy Voting Policies and Procedures and shall oversee and manage the day-to-day operations of SIA proxy voting process.

C.	The Proxy Committee or its designee(s) shall have the following duties:

1.	develop and oversee the implementation of SIA’s Proxy Voting Policies and Procedures;

2.	revise and update the Guidelines as necessary;

3.	review proxy voting records; and

4.	meet when necessary to discuss and make the final decision on how to vote non-routine issues not already covered in the Guidelines.

D.	Guideline Development –Routine Matters

1.

The Proxy Committee shall develop voting guidelines (“Guidelines”) to be used by SIA personnel to vote routine matters in an efficient and consistent manner without consultation with the Proxy Committee. Votes cast using the Guidelines must be consistent with the Proxy Voting Policies and Procedures.

E.	Non-routine Issues

1.

The Proxy Committee or its designee(s) will review each non-routine issue on the proxy and determine SIA’s vote. The Proxy Committee’s decision shall be made in a manner consistent with the Proxy Voting Policies and Procedures. The Proxy Committee may consider information from many sources, including, for example, SIA analyst(s), management of the company, shareholder groups, and independent proxy research services, including for example ISS.

IV.	Conflicts of Interest

A.

SIA may be required to vote on a proxy proposal which presents a material conflict of interest between SIA’s interests (or the interests of an affiliated person of SIA) and those of a client. In the event the client is a registered investment company, the conflict may involve the fund or its principal underwriter, or an affiliated person of the fund or its principal underwriter.

B.

The Proxy Committee shall take steps to ensure a decision to vote the proxy was based on the clients’ best interest and was not the product of the material conflict. To resolve a material conflict of interest, The Proxy Committee may (but is not limited to):

1.	base its vote on pre-determined guidelines or polices which requires little discretion of SIA personnel;

2.	disclose the conflict to the client and obtain their consent prior to voting; in the case of a registered investment company, disclose the conflict to the board of directors and obtain its consent; or

3.	base its vote on the analysis and recommendation of an independent third party such as ISS.

C.	SIA will retain records of the steps taken to resolve a material conflict of interest.

V.	Proxy Voting Policy.

A.	Principles.

1.

Generally. SIA will fulfill its fiduciary obligation to vote proxies by voting as SIA determines to be in the best long-term economic interest of the clients, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. With respect to this proxy voting policy, in the case of a retirement plan client refers to the beneficiaries of the plan, and in the case of investment companies client refers to the shareholders.

B.	Voting Guidelines

1.	Auditors

Auditor ratification Generally FOR approval of auditors. However AGAINST ratification of auditors and/or AGAINST members of the audit committee if:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•

A material weakness under Section 404 of the Sarbanes-Oxley Act rises to a level of serious concern, there are chronic internal control weaknesses, or there is an absence of effective control mechanisms;

•	The auditor has issued an adverse opinion on the company’s most recent financial statements;

•	Pervasive evidence indicates that the committee entered into an inappropriate indemnification agreement with its auditor; or

•	Non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Auditor indemnification and limitation of liability Generally AGAINST auditor indemnification and limitation of liability that limits shareholders’ ability to pursue legitimate legal recourse against the audit firm.

2.	Boards of Directors

Election of directors

In the U.S., generally FOR slates with a majority of independent directors. FOR slates with less than a majority of independent directors if the company has a shareholder (or group of shareholders) who controls the company by means of economic ownership, not super-voting control.

Outside the U.S., generally FOR slates that adhere to the minimum independence standard established by local corporate governance codes.

AGAINST individual directors in the following cases:

•	Inside directors and affiliated outside directors who serve on the board’s audit, compensation or nominating committees;

•	Any director who missed more than 25 percent of scheduled board and committee meetings, absent extraordinary circumstances;

•	Any director who sits on more than five public company boards; or

•	Any director who is CEO of a publicly traded company and serves on more than two other public boards.

AGAINST members of the compensation committee in the following cases:

•	Company re-prices underwater options for stock, cash or other consideration without prior shareholder approval; or

•	Company has demonstrated poor compensation practices, taking into consideration performance results and other factors.

•	Compensation committee members who approve excessive executive compensation or severance arrangements.

AGAINST the entire board, certain committee members or all continuing directors in the following cases:

•	Directors failed to take appropriate action following a shareholder proposal that was approved by a majority of shareholders;

•	Directors adopted a poison pill within the past three years without shareholder approval, unless the board has committed to put it to a vote within the next 12 months;

•	Directors approved egregious corporate governance actions or exhibit persistent failure to represent shareholders’ interests, in the opinion of SIA; or

•	A director (or directors) received less than 50 percent of votes cast in the prior year and did not subsequently resign.

Require independent chair or Separate Chairman and CEO roles CASE-BY-CASE, taking into consideration primarily the views of the portfolio manager as to whether the role of board chair should be a separate position. Secondary considerations include the role of the board’s Lead Independent Director, if any, and the board’s overall composition.

Majority voting

FOR non-binding proposals asking the Board to initiate the process to provide that director nominees be elected by the affirmative majority of votes cast at an annual meeting of shareholders. Resolutions should specify a carve-out for a plurality vote standard when there are more nominees than board seats.

3.	Proxy Contests

Proxy contests

CASE-BY-CASE, considering the long-term financial performance of the target company relative to its industry, management’s track record, the qualifications of the shareholder’s nominees, and other factors.

4.	Anti-takeover Provisions

Adopt or amend poison pill (management proposals)

Generally, AGAINST.

Amend/rescind poison pill (shareholder proposals)

FOR, unless the shareholders have already approved the pill, or the company commits to giving shareholders the right to approve it within 12 months.

5.	Corporate Governance Provisions

Annual vs. staggered board elections

AGAINST proposals to elect directors to staggered, multi-year terms.

FOR proposals to repeal staggered boards and elect all directors annually.

Shareholder ability to call special meetings

AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings. Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Shareholder ability to act by written consent

Generally, AGAINST proposals that would allow shareholder action by written consent unless the company does not offer shareholders the right to call special meetings.

Simple majority vs. supermajority provisions

AGAINST proposals to require a supermajority shareholder vote. Generally FOR proposals to adopt simple majority requirements for all items that require shareholder approval.

Confidential voting

AGAINST shareholder proposals that may inhibit a company’s ability to communicate with its shareholders in conjunction with its annual meeting.

6.	Capital Structure

Dual-class equity

AGAINST proposals that authorize the issuance of shares that would create disproportionate voting rights. FOR proposals to implement a capital structure with one share, one vote.

Authorization of additional common stock

CASE-BY-CASE

Reverse stock split

Generally, FOR proposals where there is a proportionate reduction in the number of authorized shares.

Preferred stock

Generally, FOR proposals to create a class of preferred stock where the company specifies acceptable voting, dividend, conversion and other rights. AGAINST proposals to create a blank check preferred stock with unspecified voting, dividend, conversion and other rights.

Corporate reorganization and debt restructuring

CASE-BY-CASE

7.	Compensation

Director compensation

Generally FOR proposals to award cash fees to non-executive directors, unless fees are excessive.

Generally FOR director equity plans that are subject to reasonable stock ownership guidelines, have an appropriate vesting schedule, represent a prudent mix between cash and equity, provide adequate disclosure and do not include inappropriate benefits such as post-retirement payments or executive perks.

Equity compensation plans

Votes on equity plans are determined on a CASE-BY-CASE basis. AGAINST equity plans that have an unacceptable number of problematic elements, including:

•	poor structural features such as evergreen provisions or the ability to reprice options;

•	a high burn rate relative to the peer group;

•	an unacceptable level of potential dilution relative to the company’s size, industry and growth profile;

•	an unusually high concentration of total awards to the named executive officer group;

•	poor pay practices generally; or

•	an unduly heavy reliance on full-value awards.

Reprice or exchange option grants

Generally AGAINST, unless the value of the new options received under the exchange program is less than under the old plan, top officers and directors are excluded, and other shareholder-friendly conditions exist.

Employee Stock Purchase Plans (ESPPs)

FOR.

Advisory vote on compensation (management proposals)

“Say on Pay” votes are determined on a CASE-BY-CASE basis.

8.	Mergers and acquisitions

Mergers, acquisitions and corporate restructurings

CASE-BY-CASE.

Adjourn meeting or other business

FOR, where SIA is supportive of the underlying merger proposal and the adjournment proposal is narrow in scope. AGAINST vague or open-ended proposals, or any containing a mention of “other business.”

9.	Environmental, Social and Corporate Governance (ESG) related matters

SIA manages portfolios with an investment strategy investing in companies that have strong ESG practices. SIA will vote proxies for the ESG strategies in a manner that is consistent with its ESG criteria. Generally, SIA will consider whether the ESG related matter may be material to a company’s performance and how the proposal may enhance or protect shareholder value. SIA will focus on economic value through promotion of best ESG business practices. Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues.

Shareholder proposals of an ESG nature

It is SIA’s policy to analyze every shareholder proposal of an ESG nature on a CASE-BY-CASE basis. SIA utilizes research reports from ISS and other third parties, company filings and sustainability reports, and our internal research analysts.

Generally the analysis considers whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

10.	Closed-End Funds related matters

SIA manages portfolios utilizing an investment strategy that invests primarily in the common stock of closed-end registered investment companies (“Closed-End Funds”). SIA seeks to invest opportunistically by identifying Closed-End Funds with a share price SIA believes does not properly reflect the impact of a recent or anticipated corporate event or conditions in the overall securities markets that SIA believes will have a positive influence on the Closed-End Fund’s share price. Corporate events include, for example, rights offerings, mergers, tender offers, liquidations and conversions to open-end funds.

It is SIA’s policy to analyze every proxy of a Closed-End Fund corporate event on a CASE-BY-CASE basis. SIA utilizes research reports from ISS and other third parties, company filings, and internal research analysts. Generally, SIA will vote proxies in a manner that is consistent with the objective of improving a Closed-End Fund’s share price, including, for example, adopting policies or practices that may tend to reduce or eliminate the discount at which the shares of a Closed-End Fund will trade in the future.

Proxy Voting Policies and Procedures

Exhibit A

Proxy Committee Members

Domestic Equity:	International Equity:

Roger J. Sit	Roger J. Sit
David A. Brown	Raymond Sit
Kent L. Johnson

Closed-End Funds
Bryce A. Doty
Paul J. Jungquist

SIA Personnel

The following personnel are members of all proxy committees. These personnel may be, but are not required to be, consulted on any proxy related matter and are not required to vote on any proxy committee matters.

Paul E. Rasmussen

The following personnel are authorized to vote proxies on behalf of SIA in a manner consistent with the Proxy Voting Policies and Procedures

Nancy A. Edwards

Mark D. Madden

5/20/2021

CLEARWATER CORE EQUITY FUND

AQR CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

AS AMENDED: MARCH 2024

LAST REVIEWED: MARCH 2024

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)1 manages a variety of products and AQR’s proxy voting authority may vary depending on the type of product or specific client preferences. AQR retains full proxy voting discretion for accounts comprised of comingled client assets. However, AQR’s proxy voting authority may vary for accounts that AQR manages on behalf of individual clients. These clients may retain full proxy voting authority for themselves, grant AQR full discretion to vote proxies on their behalf, or provide AQR with proxy voting authority along with specific instructions and/or custom proxy voting guidelines. Where AQR has been granted discretion to vote proxies on behalf of managed account clients this authority must be explicitly defined in the relevant Investment Management Agreement, or other document governing the relationship between AQR and the client.

AQR’s authority to vote proxies for its Clients is not a material component of any of AQR’s investments or strategies. AQR typically follows a systematic, research-driven approach, applying quantitative tools to process fundamental information and manage risk, significantly reducing the importance and usefulness of the proxies AQR receives and votes, or causes to be voted, on behalf of its Clients. In exercising its proxy voting authority,

AQR is mindful of the fact that the value of proxy voting to a client’s investments may vary depending on the nature of an individual voting matter and the strategy in which a client is invested. Some proxy votes may have heightened importance for clients (e.g., mergers, acquisitions, spinoffs, etc.) for those clients invested in AQR strategies involving the purchase of securities around corporate events. These differences may result in varying levels of AQR engagement in proxy votes, but in all cases where AQR retains proxy voting authority, it will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).

AQR’s Responsible Investment & Stewardship Committee is responsible for the implementation of this Policy, including the oversight and use of third-party proxy advisers, the manner in which AQR votes its proxies, and fulfilling AQR’s obligation to vote proxies in the best interest of its clients.

II.	USE OF THIRD-PARTY PROXY ADVISORS

AQR has retained an independent third-party Proxy Advisory firm for a variety of services including, but not limited to, receiving proxy ballots, working with custodian banks, proxy voting research and recommendations, and executing votes. AQR may consider other Proxy Advisory firms as appropriate for proxy voting research and other services.

The AQR Stewardship Committee periodically assesses the performance of its Proxy Advisory firm(s).

III.	CONSIDERATIONS WHEN ASSESSING OR CONSIDERING A PROXY ADVISORY FIRM

When considering the engagement of a new, or the performance and retention of an existing, Proxy Advisory firm to provide research, voting recommendations, or other proxy voting related services, AQR will, as part of its assessment, consider:

•	The capacity and competency of the Proxy Advisory firm to adequately analyze the matters up for a vote;

•

Whether the Proxy Advisory firm has an effective process for obtaining current and accurate information including from issuers and clients (e.g., engagement with issuers, efforts to correct deficiencies, disclosure about sources of information and methodologies, etc.);

•	How the Proxy Advisory firm incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, including unique characteristics regarding an issuer;

•	Whether the Proxy Advisory firm has adequately disclosed its methodologies and application in formulating specific voting recommendations;

•	The nature of third-party information sources used as a basis for voting recommendations;

•	When and how the Proxy Advisory firm would expect to engage with issuers and other third parties;

•	Whether the Proxy Advisory firm has established adequate policies and procedures on how it identifies and addresses conflicts of interests;

•	Information regarding any errors, deficiencies, or weaknesses that may materially affect the Proxy Advisory firm’s research or ultimate recommendation;

•	Whether the Proxy Advisory firm appropriately and regularly updates methodologies, guidelines, and recommendations, including in response to feedback from issuers and their shareholders;

•	Whether the Proxy Advisory firm adequately discloses any material business changes taking into account any potential conflicts of interests that may arise from such changes.

AQR also undertakes periodic sampling of proxy votes as part of its assessment of a Proxy Advisory firm and in order to reasonably determine that proxy votes are being cast on behalf of its clients consistent with this Policy.

IV.	POTENTIAL CONFLICTS OF INTEREST OF THE PROXY ADVISOR

AQR requires any Proxy Advisory firm it engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires information on how said conflict is being addressed. If AQR determines that a material conflict of interest exists and is not sufficiently mitigated, AQR’s Responsible Investment & Stewardship Committee will determine whether the conflict has an impact on the Proxy Advisory firm’s voting recommendations, research, or other services and determine if any action should be taken.

V.	VOTING PROCEDURES AND APPROACH

In relation to stocks held in AQR funds and managed accounts where AQR has proxy voting discretion, AQR will, as a general rule, seek to vote in accordance with this Policy and the applicable guidelines AQR has developed to govern voting recommendations (“AQR Voting Guidelines”). In instances where a client has provided AQR with specific instructions and/or custom proxy voting guidelines, AQR will seek to vote proxies in line with such instructions or custom guidelines. Otherwise, AQR will seek to vote in accordance with voting recommendations of the Proxy Advisory firm’s applicable Benchmark Guidelines2 in managed accounts and AQR mutual funds. For other AQR-sponsored commingled funds, AQR takes a sustainable approach to proxy voting and has adopted the Proxy Advisory firm’s applicable Sustainable Guidelines3. In certain commingled funds, investors may choose Voting Guidelines that do not take a sustainable approach to proxy voting [i.e., Benchmark Guidelines].

[1]	The term “AQR” includes AQR Capital Management, LLC and AQR Arbitrage, LLC and their respective investment advisory affiliates.

[2]	Benchmark Guidelines are offered by Institutional Shareholder Services Inc. and are available at https://www.issgovernance.com/policy-gateway/voting-policies/.

[3]	Sustainable Guidelines are offered by Institutional Shareholder Services Inc. and are available at https://www.issgovernance.com/policy-gateway/voting-policies.

AQR may refrain from voting in certain situations unless otherwise agreed to with a client. These situations include, but are not limited to, when:

1.	AQR has agreed with the client in advance of the vote not to vote in certain situations or on specific issues in a managed account;

2.	Voting would cause an undue burden to AQR (e.g., votes occurring in jurisdictions with beneficial ownership disclosure, share blocking, and/or Power of Attorney requirements);

3.	The cost of voting a proxy outweighs the benefit of voting;

4.	AQR has insufficient information or time to process and submit a vote or other related logistical or administrative issues;

5.	AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date; or

6.	There are restrictions on trading resulting from the exercise of a proxy;

AQR generally does not notify clients of non-voted proxy ballots.

Some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange traded fund (“ETF”) for the purposes of managing market exposure. For AQR funds and managed accounts that only have exposure to equities via an ETF, AQR will generally not vote proxies.

VI.	ISSUER SPECIFIC BALLOT EVALUATIONS

AQR may review individual ballots (for example, in relation to specific corporate events such as mergers or acquisitions) using a more detailed analysis than is generally applied through the AQR Voting Guidelines. This analysis may, but does not always, result in a deviation from the voting recommendation assigned to a given AQR fund or managed account. When determining whether to conduct an issuer-specific analysis, AQR will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a deviation from the recommendation, AQR will be required to vote proxies in a way that, in AQR’s reasonable judgment, is in the best interest of AQR’s clients.

Unless prior approval is obtained from the Chief Compliance Officer, or designee, or Responsible Investment & Stewardship Committee, the following principles will generally be adhered to when deviating from the voting recommendation:

1.

AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and addressing AQR’s concerns consistent with the best interests of its clients;

2.	AQR will not announce its voting intentions and the reasons therefore; and

3.	AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

VII.	POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER

AQR mitigates potential conflicts of interest by generally voting in accordance with the AQR Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to time, AQR may determine to vote contrary to AQR Voting Guidelines with respect to AQR funds or accounts for which AQR has voting discretion, which itself could give rise to potential conflicts of interest.

If AQR intends to directly vote a proxy in a manner that is inconsistent with the AQR Voting Guidelines, the Compliance Department will examine any potential conflicts of interest. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR’s employees with the issuer of the security in question.

If the Compliance Department determines a potential material conflict of interest exists, it may instruct AQR and the Responsible Investment & Stewardship Committee to not deviate from the AQR Voting Guidelines.

VIII.	BALLOT MATERIALS AND PROCESSING

The Proxy Advisory firm is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to the Proxy Advisory firm. In the event that proxy materials are sent to AQR directly instead of the Proxy Advisory firm, AQR will use reasonable efforts to coordinate with the Proxy Advisory firm for processing.

IX.	DISCLOSURE

Upon request, AQR will provide clients with a copy of this Policy and how the relevant client’s proxies have been voted. In relation to the latter, AQR will prepare a written response that lists, with respect to each voted proxy:

1.	The name of the issuer;

2.	The proposal voted upon; and

3.	The election made for the proposal.

Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com to obtain a record of how proxies were voted for their account.

X.	PROXY REPORTING

On an annual basis, each of AQR Capital Management, LLC and AQR Arbitrage, LLC will provide, or cause the Proxy Advisory firm to provide, any and all reports and information necessary for the preparation and filing of Form N-PX with the U.S. Securities and Exchange Commission (“SEC”) reporting all relevant voted proxies relating to executive compensation (or “say-on-pay”) matters. In addition, on an annual basis, the AQR Funds will provide, or cause the Proxy Advisory firm to provide, to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX with the SEC reporting all voted proxies.4

XI.	PROXY RECORDKEEPING

AQR and its Proxy Advisory firm (where applicable) will maintain the following records with respect to this Policy for a period of no less than five (5) years as required by SEC Rule 204-2 under the Investment Advisers Act of 1940:

1.	A copy of the Policy, and any amendments thereto; and

2.	A copy of any document that was material to making a decision how to vote proxies, or that memorializes that decision.

XII.	REVIEW OF POLICY AND PROCEDURES

As a general principle, the Stewardship Committee, with the involvement from the Compliance Department, reviews, on an annual basis, the adequacy of this Policy to reasonably ensure it has been implemented effectively, including whether it continues to be reasonably designed to ensure that AQR’s approach to voting proxies is in the best interests of its clients.

[4]	Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.

RICE HALL JAMES & ASSOCIATES, LLC

PROXY VOTING POLICY

Amended July 2025

In General

Rule 206(4)-6 of the Advisers Act (the “Rule”) requires investment advisers to adopt and implement written policies and procedures reasonably designed to ensure that proxies voted for on behalf of its clients are in the clients’ best interest. The Rule further requires advisers to disclose in Part 2 of Form ADV; a concise summary of the adviser’s proxy voting process; an offer to provide a copy of the adviser’s complete proxy voting policy and procedure to clients upon request; and disclosure regarding how clients may obtain the proxy voting records.

RHJ has adopted proxy voting policies and procedures and utilizes a third-party proxy voting service to administer, research, recommend, and record votes for client proxies. Under RHJ’s standard investment advisory contract, RHJ will vote all shares held on behalf of its clients, unless any such client indicates intent to retain voting responsibility or designates an alternate responsible party. Additionally, RHJ is responsible for voting proxies on behalf of the RHJ Mutual Fund.

Policy

RHJ’s general policy is to vote proxies on behalf of its clients, including the RHJ Mutual Fund and sub-advised fund. However, RHJ may choose not to vote proxies in certain situations or for certain accounts, such as: 1) when a client has informed RHJ it wishes to retain the right to vote proxies; in which case, RHJ shall instruct the custodian to send the proxy material directly to the client; 2) when RHJ determines the voting cost exceeds any anticipated benefit to the client; 3) when a proxy is received for a terminated client account; 4) when a proxy is received for a security RHJ no longer manages (i.e., had previously sold the entire position); and/or 5) when exercising the voting rights could restrict the Portfolio Manager’s ability to freely trade the security in question.

A summary of RHJ’s policies and procedures on proxy voting is disclosed in Form ADV Part 2A, along with an offer to provide a copy of these policies and procedures to clients upon request.

Proxy	Voting

Proxy Voting Guidelines and Responsibility

The fundamental proxy voting guideline RHJ follows is to reasonably ensure the manner in which shares are voted is in the client’s best interest and considers the investment value. RHJ utilizes Glass, Lewis & Co. (GL) Proxy Voting Services for proxy voting administration and research. RHJ has adopted the Glass Lewis proxy voting guidelines but may override GL recommendations when RHJ believes it is in a client’s best interest.

Material Conflicts of Interest

RHJ and/or GL could be subject to conflicts of interest when voting RHJ client proxies due to business or personal relationships with persons who the vote could impact. For example, RHJ, GL or one or more of either party’s affiliates may provide services to or be an affiliate of a company whose management is soliciting proxies.

If at any time, RHJ, GL or either party’s employees become aware of a potential or actual conflict of interest relating to a proposed proxy vote, the actual or apparent conflict must be promptly reported to RHJ’s CCO. The manner in which the conflict of interest is remedied is dependent upon the conflict type and material impact. For example:

1.	If the written voting guidelines state the voting position as either “for” or “against” such a proposal, then voting will be in accordance with the pre-determined guidelines.

2.

If the written voting guidelines state the voting position will be determined on a “case by case” basis for such a proposal, or such a proposal is not listed in the proxy voting guidelines, then the CCO will select one of the two following methods depending upon the facts and circumstances of each situation, and the requirements of applicable law:

(i)	The proxy vote will be determined by the party with no conflict of interest. In other words, if GL has a conflict, then RHJ will make the voting determination and vice versa; or

(ii)	The proxy vote will be pursuant to client direction.

Overview of Proxy Voting Procedures

When a client elects RHJ to vote proxies for the account managed by RHJ, the client’s custodian is notified to forward proxy materials to Glass Lewis. RHJ provides GL with account and custodian information for reconciliation purposes.

As voting agent, Glass Lewis will:

1.	Receive all materials directly from Broadridge or the custodian

2.	Open proxy mail and log proxies

3.	Reconcile ballots and, as necessary, contact custodians for missing ballots

4.	Distribute research with suggested vote recommendations

5.	Mark, copy and mail proxy cards

6.	Maintain records of all votes cast

7.	Provide customized written reports and voting records upon request

8.	Notify RHJ’s CCO immediately if any conflicts of interest arise due to a pending vote

9.	Handle conflicts of interest in accordance with RHJ procedures

In addition, RHJ’s proxy voting coordinator will notify the Portfolio Manager of all level 1 (i.e. mergers, large acquisitions and transactions resulting in over 50% ownership) and contested proxies for their review. RHJ’s proxy voting coordinator will ensure that the rationale for a proxy voted contrary to the GL proxy voting guidelines is documented and maintained as part of the firm’s books and records.

Any Report Feedback Statements from the issuer will be forwarded to the Portfolio Manager for her/his review. Similar to level 1/contested proxies, these will be logged and if necessary, the vote will be updated in the Glass Lewis platform, Viewpoint.

Proxy votes that have been updated on the Glass Lewis platform (i.e., votes different from the Glass Lewis recommendation) are reviewed by the Director of Operations or designee for accuracy.

After each calendar year-end, Glass Lewis (GL) updates their guidelines which are then reviewed by the Director of Operations, Chief Investment Officers, Chief Compliance Officer, and President.

Obtaining Proxy Voting Records

A client may request proxy voting records or a copy of the GL Proxy Voting Guidelines by emailing RHJ at info@ricehall.com or by submitting a written request to:

RHJ Proxy Voting Info

600 West Broadway, Suite 1000

San Diego, CA 92101

Due Diligence

The CCO or designee performs periodic due diligence reviews of GL, at least annually, to ensure GL receives and votes required RHJ’s clients’ proxies in accordance with written policies and procedures as well as maintains all required proxy voting records on behalf of RHJ.

Proxy Voting Records

RHJ will maintain the following records in accordance with these policies and procedures:

1.	A copy of proxy voting policies and procedures

2.	A copy of each proxy statement RHJ receives regarding client’s securities

3.	A record of each vote cast by RHJ on behalf of a client

4.

A copy of documents created by RHJ that were material to the proxy voting decision made on behalf of a client or that memorialize the basis for that decision, along with documentation of instances where RHJ voted proxies not in accordance with GL guidelines.

5.	A copy of each written client request for information regarding decisions made on behalf of the requesting client, and a copy of RHJ’s response to any (written or oral) client request for information.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations, but no less than 7 years from the end of the fiscal year in which the record was created. RHJ relies on one, or more, third party to create and retain the records referred to in items 2 and 3 above.

Reporting and Disclosures

A copy of these policies and procedures will be provided to the RHJ Mutual Fund’s CCO and the designated personnel of the sub-advised fund any time upon request and upon amendment. In addition, information on each proxy voted for the RHJ Mutual Fund and the sub-advised funds will be provided annually to the RHJ Mutual Fund’s CCO or designee and the sub-advised fund’s designated personnel for purposes of completing and filing Form N-PX.

As outlined in RHJ policies and procedures titled “Maintenance and Dissemination of Disclosure Documents and SEC Required Filings” Beginning in 2024, RHJ is required to complete and file a Form N-PX annually to report information on “say-on-pay” votes made by RHJ on behalf of its clients.

The Director of Operations is responsible for ensuring that the initial and annual Form N-PX reports are completed and within the required filing deadline.

Class Action Filings

A securities “class action” lawsuit is a civil suit brought by one or more individuals on behalf of him/herself and others who have the same grievance against the issuer of a certain security. Under RHJ’s standard investment advisory agreement, RHJ is responsible for filing class action claims on behalf of the client unless the client, in writing, retains such responsibility or allocates such responsibility to another party.

Overview of Class Action Filing Procedures

RHJ also utilizes the third party vendor GL to provide research, monitoring and filing services pertaining to class action claims for securities held in clients’ accounts.

Generally, GL will provide the following services:

1.	Perform ongoing review of RHJ client transaction data as provided by RHJ;

2.	Identify past security ownership and eligibility to participate in an ongoing class action litigation;

3.	Prepare and file security class action claim forms and supporting documentation;

4.	Collect and disburse all monies recovered on behalf of RHJ clients in connection with settlements or judgments resulting from class action litigation;

5.	Provide ongoing follow up support to RHJ, including reporting on the status of previously filed claims; and

6.	Maintain, on behalf of RHJ, all records for each claim filed for a minimum of six (6) years from the filing date of each claim.

Semi-annually, the Operations Department will deliver, in electronic format, all transaction data from the immediately preceding six months on behalf of clients that have not retained the responsibility of filing class action claims, including the RHJ Mutual Fund and sub-advised fund. Such data shall include, but may not be limited to the following:

•	Security symbol or CUSIP number

•	Trade date

•	Quantity of shares

•	Execution price

•	Currency the trade was conducted in

•	Commission paid

•	Name of the client

•	Account number

Due Diligence

The CCO or designee will perform periodic due diligence reviews of GL, at least annually to ensure GL is performing all the services listed above in accordance with the written agreement between RHJ and GL

MacKay Shields

Proxy Voting Policies and Procedures

February 2026

1.	Introduction

MacKay Shields1 (“MacKay” or the “Firm”) has adopted these “Proxy Voting Policy and Procedures” (the “Policy”) to ensure the Firm’s compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to reasonably ensure that proxies are voted in the best interests of the Firm’s clients.

2.	Statement of Policy

2.1 It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives, including MacKay Shields’ interests. MacKay Shields shall act with care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term as determined by MacKay Shields – that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.

2.2 When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.

2.3 MacKay Shields may choose not to vote proxies when it believes that it is appropriate. This may occur, without limitation, under the following circumstances:

•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

•	If the cost of voting the proxy outweighs the possible benefit to the client; or

•	If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.

3.	Use of Third Party Proxy Voting Service Provider

To discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services, Inc., (“ISS”), to research voting proposals, analyze the financial implications of voting proposals and vote proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.

4.	Proxy Voting Guidelines

4.1 To the extent that a client has authorized Mackay Shields to vote proxies on its behalf, and except as set forth Sections 6 & 7 of this Policy or at otherwise directed by a client in writing, MacKay has determined to adopt the following proxy voting guidelines:

4.1.a Proxies for non-union clients will generally be voted in accordance with the voting recommendations contained in the applicable ISS non-union domestic or global proxy voting guidelines, as in effect from time to time (“Non-Union Guidelines”). Refer to Exhibit A for the current U.S. Summary Proxy Voting Guidelines.

4.1.b Proxies for union or Taft-Hartley clients will generally be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or international proxy voting guidelines, as in effect from time to time (“Union Guidelines”). A summary of the current Taft-Hartley U.S. Voting Guidelines and Taft-Hartley International Voting Guidelines are attached as Exhibit B.

4.1.c Notwithstanding Section 4.1.a of this Policy, proxies for non-union clients whose investment strategy directs MacKay Shields to invest primarily in assets that satisfy Environmental, Social and Governance (“ESG”) criteria, as determined by MacKay Shields, in its discretion, will be voted in accordance with the voting recommendations contained in the applicable ISS Sustainability U.S. or International proxy voting guidelines, as in effect from time to time (“Sustainability Guidelines”). Refer to Exhibit C for the current U.S. and International Sustainability Proxy Voting Guidelines.

4.2 For purposes of the Policy, the Non-Union Guidelines, Union Guidelines, and Sustainability Guidelines are collectively referred to as the “Standard Guidelines.”

4.3 A client may choose to use proxy voting guidelines different from the Standard Guidelines (“Custom Guidelines”). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing and MacKay Shields will general vote proxies for any such client in accordance with the applicable Custom Guidelines.

4.4 In the event the Standard Guidelines or any client’s Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a “case- by-case” basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.5 For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client’s proxy in accordance with such request.

4.6 Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client’s specific request even if it is in a manner inconsistent with the Standard Guidelines or the client’s Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7 In an effort to avoid possible conflicts of interest, MacKay Shields has determined to generally vote proxies based on the Standard Guidelines or a client’s Custom Guidelines, as the case may be. For the avoidance of doubt, however, it is recognized that the Firm’s portfolio management teams have the ultimate responsibility determining how to vote proxies in the best interest of a client voting.

5.	Client Account Set-up and Review

5.1 Initially, MacKay Shields must verify whether the client has duly authorized MacKay Shields to vote proxies on its behalf, or if the client has retained the responsibility of voting proxies. The Marketing and Client Services departments, in conjunction with the Legal and/or Compliance Department, will have primary responsibility for making that determination. MacKay’s Compliance Department will be responsible for ensuring that a record of each client’s proxy voting status and, to the extent applicable, the type of proxy voting guidelines in maintained. In its sole discretion, the Firm may decline to accept authority to vote a client’s proxies. Any such refusal shall be in writing.

5.2 In most cases, the delegation of voting authority to MacKay Shields, and the Firm’s use of a third-party proxy voting service provider shall be memorialized in the client’s investment management agreement.

5.3 MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client’s account for which the Firm has proxy voting authority is established on the appropriate systems and that each such account is properly coded for voting under the appropriate Non-Union Guidelines, Union Guidelines or Custom Guidelines, as the case may be.

6.	Overriding Guidelines

A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if they believe that to do so, based on all facts and circumstances, is in the best interest of the Firm’s clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule D.

7.	Referral of Voting Decision by ISS to MacKay Shields

7.1 In the event that the Standard Guidelines or a client’s Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal and/or Compliance Departments will request that the appropriate portfolio manager makes a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2 In the event that the Standard Guidelines or a client’s Custom Guidelines require a “case-by-case” determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal and/or Compliance Departments will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3 In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal and/or Compliance Departments will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8.	Conflicts of Interest

8.1 The Firm’s portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose to the Legal and/or Compliance Departments any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted (“Conflict”).

8.2. By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

•	Manages the issuer’s or proponent’s pension plan;

•	Administers the issuer’s or proponent’s employee benefit plan;

•	Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

•	Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.

8.3 Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

8.4 After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal and/or Compliance Departments for review. If the Firm’s General Counsel (“GC”), Chief Compliance Officer (“CCO”) or their designee determines that there is no potential Conflict, the GC, CCO or their designee, may instruct ISS to vote the proxy issue as set forth in the completed Form.

8.5 If the GC, CCO or their designee determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.

8.6 In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:

•	The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.

•	The nature of the relationship of the issuer or proponent with the Firm, its affiliates or its executive officers.

•	Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.

•	Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.

MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

9.	Securities Lending

If MacKay Shields portfolio managers or their designees become aware of an upcoming shareholder meeting where there is an important vote to be taken, or become aware of a request for consent of security holders on a material matter affecting the investment, MacKay Shields will consider whether to request that clients call back securities loans, if applicable. In determining whether to request that clients call back securities loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter or giving or withholding consent outweighs the benefit to the client in keeping the security on loan. There may be instances when MacKay Shields may not be aware of the upcoming shareholder meeting or request for consent with sufficient time in advance to make such a request, or when MacKay Shields’ request that a client call back a securities loan in sufficient time to vote or give or withhold consent may not be successful.

10.	Reporting

Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client’s portfolio. The report will generally contain the following information:

•	The name of the issuer of the security;

•	The security’s exchange ticker symbol;

•	The security’s CUSIP number;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether MacKay Shields cast its vote on the matter on behalf of the client;

•	How MacKay Shields voted on behalf of the client; and

•	Whether MacKay Shields voted for or against management on behalf of the client.

11.	Record-Keeping

All reports and records shall be kept in accordance with these Procedures, the Firm’s Maintenance and Retention of Books and Records Policy, the Investment Advisers Act of 1940, and other applicable regulations.

12.	Review of Voting and Guidelines

As part of its periodic reviews, MacKay Shields’ Compliance Department will conduct an annual review of the prior year’s proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee. In addition, MacKay Shields’ Compliance Department maintains a list of non-voting accounts.

13.	How to Request Information On How the Firm Voted Proxies

Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing to:

MacKay Shields LLC

clientservicerepresentatives@mackayshields.com

(CC: compliance-db@mackayshields.com)

299 Park Avenue, 32nd Floor

New York, NY 10171

Attention: Head of Client Services

Exhibits:

Exhibits:

Exhibit A -	U.S. Summary Proxy Voting Guidelines (Standard Guidelines for non-union clients).

Exhibit B (Part I and II) -	U.S. Taft-Hartley Proxy Voting Guidelines and International Taft-Hartley Proxy Voting Guidelines (Standard Guidelines for union clients (Taft-Hartley) (US and International))

Exhibit C (Part I and II) -	U.S. Sustainability Proxy Voting Guidelines and International Sustainability Proxy Voting Guidelines (Standard Guidelines for ESG investment objective mandates)

Schedule D- Proxy Vote Override/Decision Form

*	Access to the ISS Voting Guidelines mentioned above and other ISS Voting Guidelines are available at https://www.issgovernance.com/policy-gateway/voting-policies/

Acadian Asset Management LLC

Proxy Voting

Policy

This Proxy Voting Policy (“Policy”) sets forth the principles and procedures by which the Firm exercises voting authority on behalf of clients for securities held in their accounts. The Firm has a fiduciary duty to vote proxies in the best interests of its clients and to adopt and implement written policies reasonably designed to ensure that such votes are cast in a manner consistent with those interests.

This Policy applies to all client accounts for which the Firm has been delegated proxy voting authority pursuant to an advisory agreement or other governing document. We have voting responsibility for all Acadian branded private funds.

A.	Client Specific Guidelines

Where clients provide individualized proxy voting policies or instructions, Acadian will vote proxies in accordance with those requirements, unless the Firm determines it is unable to do so (in which case the client will be notified).

Acadian is not involved in the voting process for Clients which do not delegate control of proxy voting to Acadian, with the exception of those Clients with whom Acadian has agreed to provide proxy guidance on an ad hoc basis.

B.	Use of Third Party Proxy Advisor Services

Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies. Acadian will adopt the appropriate ISS voting policies for use when contractually directed by the client to votes proxies on their behalf in accordance with our proxy voting policy. We review the ISS policies at least annually and believe that they are reasonably designed to ensure that we vote proxies in the best interest of clients and that our voting decisions are insulated from any potential material conflicts of interest.

Should a client contractually direct Acadian to vote proxies on their behalf in accordance with Client specific voting policies and procedures, we will still utilize the services of ISS to cast the votes in accordance with the client’s instructions.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

C. Procedures

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential material conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Head of Investment Operations will coordinate with members of our investment team to conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, Acadian will provide voting direction back to ISS and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. The reasons for any overrides and for voting against the ISS recommendation will be documented.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of our clients conflict with Acadian’s interests. In these situations, ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Head of Investment Operations will work with our compliance and investment team as needed to document (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian’s Head of Investment Operations acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.

Proxy Voting Record

Acadian will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

Last Updated: January 2026

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund

Clearwater Select Equity Fund

Clearwater Tax-Exempt Bond Fund

Clearwater International Fund

30 East 7th Street, Suite 2000

Saint Paul, Minnesota 55101

EXECUTIVE OFFICERS

Justin H. Weyerhaeuser, President and Treasurer

Jason K. Mitchell, Secretary

INVESTMENT MANAGER

Clearwater Management Co., Inc.

2000 Wells Fargo Place 30

East 7th Street

St. Paul, MN 55101-4930

CUSTODIAN FOR CLEARWATER FUNDS

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

COUNSEL FOR THE FUNDS

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, MA 02110-2605

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

191 West Nationwide Blvd.

Columbus, OH 43215

CLEARWATER FUNDS ADMINISTRATOR AND ACCOUNTING SERVICES

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

TRANSFER AGENT FOR THE FUNDS

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

TRUSTEES

Dylan Ambauen

Sara G. Dent

Julia L.W. Heidmann

Charles W. Rasmussen

Laura E. Rasmussen

Lindsay R. Schack

David M. Weyerhaeuser

Justin H. Weyerhaeuser

CLEARWATER CORE EQUITY FUND SUBADVISERS

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

AQR Capital Management, LLC

One Greenwich Plaza, Suite 130

Greenwich, CT 06830

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

CLEARWATER SELECT EQUITY FUND SUBADVISERS

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Cooke & Bieler, L.P.

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, PA 19103

Rice Hall James & Associates, LLC

600 West Broadway, Suite 1000

San Diego, California 92101

Acadian Asset Management LLC

260 Franklin Street

Boston, MA 02110

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

CLEARWATER TAX-EXEMPT BOND FUND SUBADVISERS

Sit Fixed Income Advisors II, LLC

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402-4130

MacKay Shields LLC

1345 Avenue of the Americas

43rd Floor

New York, New York 10105

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

CLEARWATER INTERNATIONAL FUND SUBADVISERS

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Artisan Partners Limited Partnership

875 East Wisconsin Avenue, Suite 800

Milwaukee, WI 53202

WCM Investment Management, LLC

281 Brooks Street

Laguna Beach, CA 92651-2974

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930